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UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-4815

Ultra Series Fund

(Exact name of registrant as specified in charter)

550 Science Drive, Madison, WI 53711

(Address of principal executive offices)(Zip code)

Steven J. Fredricks

Madison Legal and Compliance Department

550 Science Drive

Madison, WI 53711

(Name and address of agent for service)

Registrant's telephone number, including area code: 608-274-0300

Date of fiscal year end: December 31

Date of reporting period: December 31, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Certified Financial Statement

Conservative Allocation Fund
Moderate Allocation Fund
Aggressive Allocation Fund
Core Bond Fund
High Income Fund
Diversified Income Fund
Large Cap Value Fund
Large Cap Growth Fund
Mid Cap Fund
International Stock Fund
Madison Target Retirement 2020 Fund
Madison Target Retirement 2030 Fund
Madison Target Retirement 2040 Fund
Madison Target Retirement 2050 Fund

Ultra Series Fund | December 31, 2022

Nondeposit investment products are not federally insured, involve investment risk, may lose value and are not obligations of or guaranteed by any financial institution. For more complete information about Ultra Series Fund, including charges and expenses, request a prospectus from your financial advisor or from CMFG Life Insurance Company, 2000 Heritage Way, Waverly, IA 50677. Consider the investment objectives, risks, and charges and expenses of any Fund carefully before investing. The prospectus contains this and other information about the investment company. For more current Ultra Series Fund performance information, please call 1-800-SEC-0330. Current performance may be lower or higher than the performance data quoted within this report. Past performance does not guarantee future results. Nothing in this report represents a recommendation of a security by the investment adviser. Portfolio holdings may have changed since the date of this report.

1

Ultra Series Fund | December 31, 2022

Management’s Discussion of Fund Performance (unaudited)

PERIOD IN REVIEW

Over the past 12 months, investors had their world turned upside down. Coming off a three-year stretch where the total return (price plus dividends) of the S&P 500 doubled, few envisioned a vicious bear market lurking around the corner. And while stocks experienced a peak-to-trough decline of over 25% during the period, it was no match for the pain felt by bondholders. Stocks are expected to go through periods of extreme volatility over a market cycle, but high-quality fixed income investors expect more stable, if not boring, results. However, due to rapidly increasing inflation, the Federal Reserve (Fed) was forced to increase interest rates with a speed and magnitude not witnessed since the early 1980’s. The rapid rise in rates resulted in the benchmark Bloomberg US Aggregate Bond Index falling an eyepopping -13.01% over the period. Historical context is needed here, since 1975, and prior to 2022, the index had never experienced a 12 month decline of -10.00%, and only three times did the drawdown fall below -5.00%. Although the S&P 500 Index ended up lagging bonds, down -18.11%, 2022 will forever be remembered for what occurred on the fixed income side of the ledger.

Underneath the surface there was a pronounced change in market leadership. US large cap growth stocks, which had been the dominate performers over the past five years prior to 2022, by the tune of +14.00% annualized over values stocks, became downside leaders as their elevated valuations came under heavy pressure from the outsized uptick in interest rates. Pulled down by heavy losses in Communication Services, Consumer Discretionary and Technology stocks, the Russell 1000 Growth Index fell -29.14%, whereas the Russell 1000 Value Index dropped a much smaller -7.54%, boosted by the meteoric rise of Energy stocks and positive return from Utilities.

Economic growth slowed throughout the period, and we witnessed two consecutive quarters of negative real GDP growth, traditionally the hallmark of a recession. However, the bulk of the decline could be attributed to the normalization of the economy after the serious distortions stemming from the pandemic. As supply chains normalized, it was apparent that too many goods were ordered, and inventories were overbuilt. The resulting destocking, along with reductions in government spending, provided large headwinds. Fortunately, the consumer remained resilient despite inflation constraining a growing portion of their budget. Consumption remained solid on the strength of the labor market, and the associated above average wage growth. The healthy labor market is complicating the Federal Reserve’s attempt to slow the economy to combat inflation. Asset markets spent the middle of the year rallying on hopes of a less aggressive Fed, only to fall again once it was clear that the Fed would need to stick to the plan. Softer inflation data generated one more market rally from mid-October through November, but a down December dampened the tone heading into 2023. The path of markets from here will be dictated by whether a recession can be avoided.

Monetary policy works with long lags, so the impact of the Fed raising rates by 4.25% the past nine and a half months may be drawn out. For perspective, it took the Fed over three years to increase rates by just 2.25% last cycle. Housing has clearly been impacted by mortgage rates eclipsing 7% and will likely continue to provide a material drag on the economy. Given the Fed’s prior actions and the need to do more to squelch inflation, we fear a recession is quite likely in 2023. Although markets have already experienced substantial declines, equity prices don’t appear to be accounting for the sizeable earnings declines that a recession would bring. Up to this point, the decline in stock prices has been nearly wholly accounted for by a decline in valuations. We expect volatility and turbulent markets to remain with us until inflation is brought fully under control and the Fed can relax policy. In this environment, we believe it is critical to lean on high quality companies with durable business models and proven management teams.

On a brighter note, the extreme repricing within the fixed income markets has returned a great amount of yield and value to high quality bonds. Investors no longer need to push further out in maturity or down in credit quality to find a fair yield.

2

Ultra Series Fund | Management’s Discussion of Fund Performance (unaudited) - continued | December 31, 2022

It is possible that bond yields could continue to rise, although we believe we are at, or near, the peak in long-term rates. With a higher yield cushion now in tow, high quality bonds will likely generate a positive 12-month return from here.

ALLOCATION FUNDS

The Ultra Series Conservative Allocation, Moderate Allocation and Aggressive Allocation Funds (collectively, the “Target Allocation Funds”) invest primarily in shares of registered investment companies (the “Underlying Funds”). The Target Allocation Funds are diversified among a number of asset classes and their allocation among Underlying Funds is based on an asset allocation model developed by Madison Asset Management, LLC (“Madison”), the Funds’ investment adviser. The team may use multiple analytical approaches to determine the appropriate asset allocation, including:

•	Asset allocation optimization analysis – considers the degree to which returns in different asset classes do or do not move together, and the Funds’ aim to achieve a favorable overall risk profile for any targeted portfolio return.

•	Scenario analysis – historical and expected return data is analyzed to model how individual asset classes and combinations of asset classes would affect the Funds under different economic and market conditions.

•	Fundamental analysis – draws upon Madison’s investment teams to judge each asset class against current and forecasted market conditions. Economic, industry and security analysis is used to develop return and risk expectations that may influence asset class selection. In addition, Madison has a flexible mandate which permits the Funds, at the sole discretion of Madison, to materially reduce equity risk exposures when and if conditions are deemed to warrant such an action.

CONSERVATIVE ALLOCATION FUND

INVESTMENT STRATEGY HIGHLIGHTS

Under normal circumstances, the Ultra Series Conservative Allocation Fund’s total net assets will be allocated among various asset classes and Underlying Funds, including those whose shares trade on a stock exchange (exchange traded funds or “ETFs”), with target allocations over time of approximately 35% equity investments and 65% fixed income investments. Underlying Funds in which the Fund invests may include funds advised by Madison and/or its affiliates, including the Madison Funds (the “Affiliated Underlying Funds”). Generally, Madison will not invest more than 75% of the Fund’s net assets, at the time of purchase, in Affiliated Underlying Funds.

PERFORMANCE DISCUSSION

The Ultra Series Conservative Allocation Fund (Class I) returned -13.17% for the year, compared to its Custom Blended Index return of -14.59%. The Fund outperformed its Morningstar Allocation 30% to 50% Equity peer group, which returned -14.71%.

With double digit drawdowns in all major asset classes, 2022 was an incredibly challenging year. While nearly all investors suffered, none felt the effects more acutely than those invested in bonds. Equity investors are accustomed to periods of high volatility and outsized price declines, as they say, it goes with the territory. Bondholders on the other hand, are not, and along with multi-asset investors, count on fixed income to provide safety and portfolio stability. However, due to rampant inflation not seen since the late 1970’s, and the Federal Reserve (Fed) raising interest rates at breakneck speed, the benchmark Bloomberg US Aggregate Bond Index fell -13.01%, better than the S&P 500 Index’s -18.11% decline, but offered no help in terms of portfolio diversification. Negative returns in the teens for stocks and bonds left most investors with nowhere to hide outside of cash, commodities, and energy stocks. Fortunately, the portfolio entered the year overweight cash and commodities, which helped cushion the Fund’s downside. Additional shifts to lighten risk throughout the period, such as reducing international equity exposure in the spring, and raising cash again in late summer, helped to mitigate losses.

3

Ultra Series Fund | Management’s Discussion of Fund Performance (unaudited) - continued | December 31, 2022

Overall, the Fund outperformed its blended benchmark for the period, and while the absolute return was decisively negative, we were encouraged by the downside protection provided. Asset allocation positioning relative to benchmark was favorable, led by overweight allocations to cash and commodities. The Fund’s atypically large cash and floating rate US Treasury holdings provided a substantial benefit to the portfolio over the period. Within equities, the Fund benefited from below market exposure to domestic growth stocks. Performance was also aided by strong performance from our active core US stock and high-quality dividend holdings. The single largest performance detractor came from the Fund’s long-term US Treasury position. Within equities, technology and growth leaning holdings were a drag on performance.

Moving forward, we believe the dramatic repricing brought on by greatly increased yields has restored a tremendous amount of value to the bond market. Investors can once again earn a solid yield without taking undue risk. As such, we moved fixed income back to a neutral weight by the end of the year. That said, we continue to favor US Treasuries and mortgages over corporate bonds. Recession risk is elevated, and the economy is clearly slowing, underwritten by a Fed that wants to lower inflation. Yields on corporate bonds are not reflective of the heighted risk of recession. The same can be said for stocks and although they have re-rated to better valuations, the risk of recession and material earnings declines are not in the price. To this point, the decline in riskier assets has been due to increases in interest rates, and we continue to guard against further downside brought on by an economic decline. High quality bonds should do well in this environment, and we have taken the opportunity to increase our positions. As for stocks, we intend to remain underweight via excess cash holdings until it’s clear that inflation is under control and the delayed effects of the Fed’s aggressive tightening campaign have worked their way through the economy.

Cumulative Performance of $10,000 investment1,2

Average Annual Total Return (%) through December 31, 2022[1,2]
	1 Year Return	3 Year Return	5 Year Return	10 Year Return
Ultra Series Conservative Allocation, Class I	-13.17	-0.52	1.64	3.62
Ultra Series Conservative Allocation, Class II	-13.38	-0.77	1.38	3.36
Conservative Allocation Fund Custom Index	-14.59	0.31	2.56	4.22
ICE BofA US Corp, Govt & Mortg Index	-13.31	-2.81	0.00	1.06

PORTFOLIO ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 12/31/22

Alternative Funds	0.5%
Bond Funds	64.7%
Foreign Stock Funds	3.3%
Short-Term Investments	8.8%
Stock Funds	23.6%
Net Other Assets and Liabilities	(0.9)%

4

Ultra Series Fund | Management’s Discussion of Fund Performance (unaudited) - continued | December 31, 2022

MODERATE ALLOCATION FUND

INVESTMENT STRATEGY HIGHLIGHTS

Under normal circumstances, the Ultra Series Moderate Allocation Fund’s total net assets will be allocated among various asset classes and Underlying Funds, including ETFs, with target allocations over time of approximately 60% equity investments and 40% fixed income investments. Underlying Funds in which the Fund invests may include Affiliated Underlying Funds. Generally, Madison will not invest more than 75% of the Fund’s net assets, at the time of purchase, in Affiliated Underlying Funds.

PERFORMANCE DISCUSSION

The Ultra Series Moderate Allocation Fund (Class I) returned -13.54% for the year, compared to its Custom Blended Index return of -15.87%. The Fund outperformed its Morningstar Allocation 50% to 70% Equity peer group, which returned -16.23%.

With double digit drawdowns in all major asset classes, 2022 was an incredibly challenging year. While nearly all investors suffered, none felt the effects more acutely than those invested in bonds. Equity investors are accustomed to periods of high volatility and outsized price declines, as they say, it goes with the territory. Bondholders on the other hand, are not, and along with multi-asset investors, count on fixed income to provide safety and portfolio stability. However, due to rampant inflation not seen since the late 1970’s, and the Fed raising interest rates at breakneck speed, the benchmark Bloomberg US Aggregate Bond Index fell -13.01%, better than the S&P 500 Index’s -18.11% decline, but offered no help in terms of portfolio diversification. Negative returns in the teens for stocks and bonds left most investors with nowhere to hide outside of cash, commodities, and energy stocks. Fortunately, the portfolio entered the year overweight cash and commodities, which helped cushion the Fund’s downside. Additional shifts to lighten risk throughout the period, such as reducing international equity exposure in the spring, and raising cash again in late summer, helped to mitigate losses.

Overall, the Fund outperformed its blended benchmark for the period, and while the absolute return was decisively negative, we were encouraged by the downside protection provided. Asset allocation positioning relative to benchmark was favorable, led by overweight allocations to cash and commodities. The Fund’s atypically large cash and floating rate US Treasury holdings provided a substantial benefit to the portfolio over the period. Within equities, the Fund benefited from below market exposure to domestic growth stocks. Performance was also aided by strong performance from our active core US stock and high-quality dividend holdings. The single largest performance detractor came from the Fund’s long-term US Treasury position. Within equities, technology and growth leaning holdings were a drag on performance.

Moving forward, we believe the dramatic repricing brought on by greatly increased yields has restored a tremendous amount of value to the bond market. Investors can once again earn a solid yield without taking undue risk. As such, we moved fixed income back to a neutral weight by the end of the year. That said, we continue to favor US Treasuries and mortgages over corporate bonds. Recession risk is elevated, and the economy is clearly slowing, underwritten by a Fed that wants to lower inflation. Yields on corporate bonds are not reflective of the heighted risk of recession. The same can be said for stocks and although they have rerated to better valuations, the risk of recession and material earnings declines are not in the price. To this point, the decline in riskier assets has been due to increases in interest rates, and we continue to guard against further downside brought on by an economic decline. High quality bonds should do well in this environment, and we have taken the opportunity to increase our positions. As for stocks, we intend to remain underweight via excess cash holdings until it’s clear that inflation is under control and the delayed effects of the Fed’s aggressive tightening campaign have worked their way through the economy.

5

Ultra Series Fund | Management’s Discussion of Fund Performance (unaudited) - continued | December 31, 2022

Cumulative Performance of $10,000 investment1,2

Average Annual Total Return (%) through December 31, 2022[1,2]
	1 Year Return	3 Year Return	5 Year Return	10 Year Return
Ultra Series Moderate Allocation, Class I	-13.54	0.73	2.64	5.57
Ultra Series Moderate Allocation, Class II	-13.76	0.47	2.38	5.30
Moderate Allocation Fund Custom Index	-15.87	2.27	4.19	6.38
S&P 500® Index	-18.11	7.66	9.42	12.56

PORTFOLIO ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 12/31/22

Alternative Funds	0.9%
Bond Funds	42.2%
Foreign Stock Funds	5.5%
Short-Term Investments	11.3%
Stock Funds	41.0%
Net Other Assets and Liabilities	(0.9)%

AGGRESSIVE ALLOCATION FUND

INVESTMENT STRATEGY HIGHLIGHTS

Under normal circumstances, the Ultra Series Aggressive Allocation Fund’s total net assets will be allocated among various asset classes and Underlying Funds, including ETFs, with target allocations over time of approximately 80% equity investments and 20% fixed income investments. Underlying Funds in which the Fund invests may include Affiliated Underlying Funds. Generally, Madison will not invest more than 75% of Fund’s net assets, at the time of purchase, in Affiliated Underlying Funds.

PERFORMANCE DISCUSSION

The Ultra Series Aggressive Allocation Fund (Class I) returned -14.35% for the year, compared to its Custom Blended Index return of -16.97%. The Fund outperformed its Morningstar Allocation 70% to 85% Equity peer group, which returned -17.56%.

With double digit drawdowns in all major asset classes, 2022 was an incredibly challenging year. While nearly all investors suffered, none felt the effects more acutely than those invested in bonds. Equity investors are accustomed to periods of high volatility and outsized price declines, as they say, it goes with the territory. Bondholders on the other hand, are not, and along with multi-asset investors, count on fixed income to provide safety and portfolio stability. However, due to rampant inflation not seen since the late 1970’s, and the Fed raising interest rates at breakneck speed, the benchmark Bloomberg US Aggregate Bond Index fell -13.01%, better than the S&P 500

6

Ultra Series Fund | Management’s Discussion of Fund Performance (unaudited) - continued | December 31, 2022

Index’s -18.11% decline, but offered no help in terms of portfolio diversification. Negative returns in the teens for stocks and bonds left most investors with nowhere to hide outside of cash, commodities, and energy stocks. Fortunately, the portfolio entered the year overweight cash and commodities, which helped cushion the Fund’s downside. Additional shifts to lighten risk throughout the period, such as reducing international equity exposure in the spring, and raising cash again in late summer, helped to mitigate losses.

Overall, the Fund outperformed its blended benchmark for the period, and while the absolute return was decisively negative, we were encouraged by the downside protection provided. Asset allocation positioning relative to benchmark was favorable, led by overweight allocations to cash and commodities. The Fund’s atypically large cash and floating rate US Treasury holdings provided a substantial benefit to the portfolio over the period. Within equities, the Fund benefited from below market exposure to domestic growth stocks. Performance was also aided by strong performance from our active core US stock and high-quality dividend holdings. The single largest performance detractor came from the Fund’s long-term US Treasury position. Within equities, technology and growth leaning holdings were a drag on performance.

Moving forward, we believe the dramatic repricing brought on by greatly increased yields has restored a tremendous amount of value to the bond market. Investors can once again earn a solid yield without taking undue risk. As such, we moved fixed income back to a neutral weight by the end of the year. That said, we continue to favor US Treasuries and mortgages over corporate bonds. Recession risk is elevated, and the economy is clearly slowing, underwritten by a Fed that wants to lower inflation. Yields on corporate bonds are not reflective of the heighted risk of recession. The same can be said for stocks and although they have re-rated to better valuations, the risk of recession and material earnings declines are not in the price. To this point, the decline in riskier assets has been due to increases in interest rates, and we continue to guard against further downside brought on by an economic decline. High quality bonds should do well in this environment, and we have taken the opportunity to increase our positions. As for stocks, we intend to remain underweight via excess cash holdings until it’s clear that inflation is under control and the delayed effects of the Fed’s aggressive tightening campaign have worked their way through the economy.

Cumulative Performance of $10,000 investment1,2

Average Annual Total Return (%) through December 31, 2022[1,2]
	1 Year Return	3 Year Return	5 Year Return	10 Year Return
Ultra Series Aggressive Allocation, Class I	-14.35	1.28	3.13	6.94
Ultra Series Aggressive Allocation, Class II	-14.57	1.02	2.87	6.68
Aggressive Allocation Fund Custom Index	-16.97	3.70	5.37	8.04
S&P 500® Index	-18.11	7.66	9.42	12.56

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Ultra Series Fund | Management’s Discussion of Fund Performance (unaudited) - continued | December 31, 2022

PORTFOLIO ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 12/31/22

Alternative Funds	1.1%
Bond Funds	23.0%
Foreign Stock Funds	7.1%
Short-Term Investments	12.8%
Stock Funds	56.2%
Net Other Assets and Liabilities	(0.2)%

ULTRA SERIES CORE BOND FUND

INVESTMENT STRATEGY HIGHLIGHTS

Under normal circumstances, the Ultra Series Core Bond Fund invests at least 80% of its net assets in bonds. To keep current income relatively stable and to limit share price volatility, the Fund emphasizes investment grade securities and maintains an intermediate (typically 3-7 year) average portfolio duration, with the goal of being between 85-115% of the market benchmark duration. The Fund also strives to add incremental return in the portfolio by making strategic decisions relating to credit risk, sector exposure and yield curve positioning. The Fund may invest in corporate debt securities, U.S. Government debt securities, foreign government debt securities, non-rated debt securities, and asset-backed, mortgage-backed and commercial mortgage-backed securities.

PERFORMANCE DISCUSSION

The Ultra Core Bond Fund (Class I) returned -13.17% for the year, compared to its benchmark the Bloomberg U.S. Aggregate Bond Index return of -13.01%. The Fund outperformed its Morningstar Intermediate Core Bond per group, which returned -13.65%.

In response to a significant rise in inflation, the Fed aggressively increased interest rates in 2022 ending the year with a stated range of 4.25 to 4.50%, up from near 0% to begin the year. However, inflation continues to be a concern for the Fed. The Personal Consumption Expenditure Core Price Index (PCE Core), which is the Fed’s preferred measure of inflation, ended the year at a 4.70% annual rate, lower than the beginning of the year but much higher than the long-term targeted level of 2%. While inflation is lower than the high levels seen earlier in 2022, much of the lower inflation is due to falling prices on various goods, due to easing supply chains and lower overall demand, versus falling prices on services. Higher prices on services are due to a very strong labor market, where there are many more job openings than currently unemployed. The continued diminished labor supply will keep wages elevated and make the Fed’s job of lowering overall inflation much more difficult task than in prior cycles.

Due to the aggressive monetary policy by the Fed, total returns were negative across most fixed income asset classes as there were few places to hide. The two-year, ten-year and thirty-year Treasuries increased 369 bps, 237 bps and 206 bps, respectively, during the last year. With low starting yields, total returns for Treasuries were significantly negative with the Bloomberg US Treasury Index returning -12.46% during the year. The Fed intends to further increase interest rates through 2023 before pausing to determine the path of future monetary policy. Current market pricing has the Fed Funds Rate much lower by the end of 2023 and near the long-term targeted neutral rate of 2.5% by 2025. The difference between the Fed’s guidance and market pricing will continue to infuse volatility into the asset prices for much of the upcoming year.

Like Treasuries, investment grade corporate bonds experienced large negative returns. For 2022, the Bloomberg U.S. Corporate Bond had a total return of -15.76% and underperformed similar maturity Treasuries due to widening spreads. While the outlook for corporate bonds is mixed, fundamentals are currently strong with many issuers locking in historically low interest rates. However, increased labor costs along with a slowing economy will hurt some lower quality borrowers.

8

Ultra Series Fund | Management’s Discussion of Fund Performance (unaudited) - continued | December 31, 2022

Mortgage-Backed Securities (MBS) were not immune to negative performance with the Bloomberg Mortgage-Backed Securities Fixed Rate Index returning -11.81%. The outlook for MBS is attractive given the valuation adjustment experienced in 2022. With higher all-in yields and most of the existing securities trading below par, MBS are poised to deliver better expected returns going forward.

The Fund was less aggressive in adding corporate bonds when compared to prior years. The Fund has shifted towards higher rated bonds and continues to look for opportunities within the asset-backed and MBS markets.

Cumulative Performance of $10,000 investment1

Average Annual Total Return (%) through December 31, 2022[1]
	1 Year Return	3 Year Return	5 Year Return	10 Year Return
Ultra Series Core Bond, Class I	-13.17	-2.35	0.06	0.86
Ultra Series Core Bond, Class II	-13.38	-2.59	-0.19	0.60
Bloomberg U.S. Aggregate Bond Index	-13.01	-2.71	0.02	1.06

PORTFOLIO ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 12/31/22
Asset Backed Securities	3.2%
Collateralized Mortgage Obligations	4.1%
Commercial Mortgage-Backed Securities	1.8%
Corporate Notes and Bonds	29.4%
Foreign Corporate Bonds	2.6%
Long Term Municipal Bonds	2.1%
Mortgage Backed Securities	23.2%
Short-Term Investments	1.6%
U.S. Government and Agency Obligations	31.6%
Net Other Assets and Liabilities	0.4%

ULTRA SERIES HIGH INCOME FUND

INVESTMENT STRATEGY HIGHLIGHTS

The Ultra Series High Income Fund invests primarily in lower-rated, higher-yielding income bearing securities, such as “junk” bonds. Because the performance of these securities has historically been strongly influenced by economic conditions, the Fund may rotate securities selection by business sector according to the economic outlook. Under normal market conditions, the Fund invests at least 80% of its net assets in bonds rated lower than investment grade (BBB/Baa) and their unrated equivalents or other high-yielding securities.

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Ultra Series Fund | Management’s Discussion of Fund Performance (unaudited) - continued | December 31, 2022

PERFORMANCE DISCUSSION

The Ultra Series High Income Fund (Class I) returned -9.45% for the year, compared to its benchmark the ICE BofAML U.S. High Yield Constrained® Index’s return of -11.21%. The Fund outperformed its Morningstar High Yield Bond peer group, which returned -10.82%.

In 2022, the high yield market experienced a significant decline, particularly over the first half of the year. We believe the decline was largely driven by very high U.S. inflation, which peaked in June at +9.1% year-over-year, a level not reached since 1981, and significant interest rate hikes by the Fed. Both high inflation and higher interest rates also had a negative impact on overall earnings growth expectations, as companies had to quickly look for ways to offset higher costs to manage their profit margins. Taken all together, bond market participants have largely priced in at least a mild U.S. economic recession with the expectation this could occur sometime during 2023. Consequently, as bond prices fell, the index’s yield-to-worst (YTW) ended the year at 8.98%, a 465-basis point increase when compared to YTW of 4.33% at the start of the year.

Within the high yield rating categories, higher quality bonds outperformed during the year. BB-rated bonds (51% of the total market) outperformed with a -10.44% total return. B-rated bonds (39% of the total market) also outperformed with a total return of -10.56%. CCC-rated corporate bonds (10% of the total market) significantly underperformed the overall market with a total return of -16.53%. Importantly, however, we note that shorter-dated bonds with 1-5 year maturities substantially outperformed similarly rated 7-10 year maturities.

The Fund outperformed, in large part, due to positive contributions from holding a much lower duration and having an underweight within CCC-rated bonds relative to the benchmark. Additional positives include an overweight within the Capital Goods sector, an underweight within the Healthcare sector and good bond selection within the Leisure and Media sectors. Partially offsetting these positives, the Fund was negatively impacted by its bond selection within the Financial Services and Real Estate sectors, as well as from an underweight within the Energy sector. As of December 31, 2022, the yield-to-worst of the Fund was 8.6% and the average rating within the Fund was B1.

The Fund will continue to emphasize BB-rated and B-rated corporate bonds. We will also continue to be cautious when adding duration to the portfolio until there is less market volatility with respect to the potential for an economic recession, as well as from high inflation and higher rates. Thus, we enter 2023 with the anticipation that the total return for the high yield market could be in the mid-to-high single-digit range. Our targeted total return factors in a lower earnings growth expectation and that interest rates could remain near current levels throughout the year. We also believe these negatives are largely factored into current bond prices already. We intend to maintain our bias towards higher quality credit and a low single-digit cash position.

Cumulative Performance of $10,000 investment1

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Ultra Series Fund | Management’s Discussion of Fund Performance (unaudited) - continued | December 31, 2022

Average Annual Total Return (%) through December 31, 2022[1]
	1 Year Return	3 Year Return	5 Year Return	10 Year Return
Ultra Series High Income, Class I	-9.45	0.01	1.02	2.76
Ultra Series High Income, Class II	-9.68	-0.24	0.77	2.50
ICE BofA US High Yield Constrained Index	-11.21	-0.26	2.10	3.94

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 12/31/22
Bond Funds	3.4%
Communication Services	16.6%
Consumer Discretionary	17.1%
Consumer Staples	6.9%
Energy	3.9%
Financials	17.2%
Health Care	6.1%
Industrials	18.5%
Information Technology	4.7%
Materials	1.3%
Short-Term Investments	12.9%
Utilities	1.6%
Net Other Assets and Liabilities	(10.2)%

ULTRA SERIES DIVERSIFIED INCOME FUND

INVESTMENT STRATEGY HIGHLIGHTS

The Ultra Series Diversified Income Fund seeks income by investing in a broadly diversified array of securities including bonds, common stocks, real estate securities, foreign market bonds and stocks and money market instruments. Bonds, stock and cash components will vary, reflecting the portfolio managers’ judgments of the relative availability of attractively yielding and priced stocks and bonds; however, under normal market conditions, the Fund’s portfolio managers generally attempt to target a 40% bond and 60% stock investment allocation. Nevertheless, bonds (including investment grade, high yield and mortgage- or asset-backed) may constitute up to 80% of the Fund’s assets, stocks (including common stocks, preferred stocks and convertible bonds) may constitute up to 70% of the Fund’s assets, real estate securities may constitute up to 25% of the Fund’s assets, foreign (including American Depositary Receipts (“ADRs”) and emerging market) stocks and bonds may constitute up to 25% of the Fund’s assets, and money market instruments may constitute up to 25% of the Fund’s assets. Although the Fund is permitted to invest up to 80% of its assets in lower credit quality bonds, under normal circumstances, the Fund intends to limit the investment in lower credit quality bonds to less than 50% of the Fund’s assets. The balance between the two strategies of the Fund (fixed income and equity investing) is determined after reviewing the risks associated with each type of investment, with the goal of meaningful risk reduction as market conditions demand.

PERFORMANCE DISCUSSION

The Ultra Series Diversified Income Fund (Class I) returned -7.64% for the year, compared to its Custom Blended Index return of -15.40%. The Fund outperformed its Morningstar Allocation 50-70% Equity peer group, which returned -16.23%.

EQUITY ALLOCATION

For the full year, the equity portion of the Ultra Series Diversified Income Fund declined -4.62% which outperformed the S&P 500 Index decline of -18.11%. Relative to the index, sector allocation and stock selection

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were additive to results. For sector allocation, an underweight position in Technology and an overweight position in Energy helped performance. For stock selection, there were positive contributions from Consumer Discretionary, Technology, Consumer Staples, Financials, Communication Services, Industrials, and Materials, which was partially offset by weakness in Energy and Utilities.

Within Financials, property, and casualty insurer Travelers Companies (TRV) was the most additive stock in the portfolio. It benefited from a strong pricing environment throughout the year. In Energy, exploration, and production company EOG Resources (EOG) contributed nicely to results, along with oilfield services firm Baker Hughes (BKR). Both companies benefited from higher oil prices. Within Health Care, pharmaceutical manufacturer Bristol Myers-Squibb (BMY) was an outperforming stock due in part to its promising drug pipeline and cheap valuation. Another outperforming stock was Archer-Daniels-Midland (ADM) within Consumer Staples. It benefited from strong demand for its agricultural products. On the negative side, gold producer Newmont (NEM) was the most detractive stock in the portfolio. It was hurt by falling gold prices and rising inflationary costs. In Consumer Discretionary, media conglomerate Comcast (CMCSA) trailed the index due to concerns about slowing subscriber growth in its cable division. Within Health Care, medical device manufacturer Medtronic (MDT) negatively impacted results. The company delayed a key product launch and experienced slowing organic growth. In Real Estate, tower owner and operator American Tower (AMT) was an underperforming stock. Rising interest rates were a headwind for this stock. Another underperforming stock was industrial parts distributor Fastenal (FAST) which declined in part due to concerns about deteriorating economic growth. The Fund continues to hold all stocks mentioned above.

FIXED ALLOCATION

The 4th quarter capped a difficult 2022 for financial markets. The Fed’s campaign to combat a historic rise in inflation left investors few hiding places from broadly negative returns. As we begin 2023, we survey a fixed income landscape with meaningfully higher yields, wider credit spreads, and likely further Fed tightening. Uncertainty will remain elevated as the Fed seeks to lower inflation pressures without causing a recession. However, higher yields and market volatility could provide improved return prospects going forward.

Looking back on 2022 from an investment perspective, the historic rise in inflation leading to the Fed’s aggressive tightening campaign will leave lasting memories. After several years of falling yields during the Covid influenced economic slowdown, rising interest rates remained a distant memory. That is, until rebounding economic activity fueled by low borrowing costs, fiscal stimulus, and supply chain disruptions led to rapidly rising inflation pressures causing the Fed to begin raising the Fed Funds rate at their March 2022 meeting. After starting the year at 0-0.25%, the Fed Funds Rate hiked 7 times reaching 4.25-4.50% by year-end, nearly 425 basis points higher on the year. The resulting rise in borrowing costs impacted business and consumers alike and led to a significant revaluation in asset prices.

The fixed income portion of the Ultra Series Diversified Income Fund outperformed the benchmark by 21 basis points in 2022, returning -12.86% versus the Bloomberg Barclay’s U.S. Aggregate Index return of -13.01%. Performance was positively impacted by yield curve positioning, conservative duration positioning, and the Fund’s yield advantage relative to the benchmark. Performance was negatively impacted by wider corporate yield spreads. The Fund continued to add MBS due to better relative valuations and has upgraded the overall credit quality of the portfolio.

Corporate spreads continued to move lower into year-end. The Bloomberg U.S. Corporate Bond Index tightened by 29 bps generating 2.89% of excess return relative to Treasuries and a total return of 3.63%. The recent performance helped dampen an overall very poor year for corporate bonds. For 2022, the index had a total return of -15.76% and underperformed similar maturity Treasuries. While the outlook for corporate bonds is mixed,

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fundamentals are currently strong with many issuers locking in historically low interest rates. However, increased labor costs along with a slowing economy will hurt some lower quality borrowers.

MBS staged a comeback in the fourth quarter with spreads tighter by 18 bps and achieving an excess return versus Treasuries of 1.06%. The year-end rally helped reduce the damage of the year. For the year, the Bloomberg Mortgage-Backed Securities Fixed Rate Index returned -11.81%. The outlook for MBS is attractive given the valuation adjustment experienced in 2022. With higher all-in yields and most of the existing securities trading below par, MBS are poised to deliver better returns over the next year.

The Fund has performed as expected even through a difficult 2022. After taking advantage of the credit dislocation during the Covid shutdown, the investment opportunity set has become more limited in the investment grade universe. Close supervision of credit holdings will be a significant theme heading into the later stages of Fed Monetary Policy Normalization. As we look forward to 2023, we see improved valuations, significantly higher Treasury yields and the potential for wider credit spreads. We anticipate continued volatility in financial markets as investors adjust to the path of monetary policy. However, with improved valuations we see increased opportunities to add attractive positions and boost portfolio yields.

Cumulative Performance of $10,000 investment1

Average Annual Total Return (%) through December 31, 2022[1]
	1 Year Return	3 Year Return	5 Year Return	10 Year Return
Ultra Series Diversified Income, Class I	-7.64	4.58	6.32	7.64
Ultra Series Diversified Income, Class II	-7.87	4.32	6.05	7.37
Custom Blended Index (50% Fixed, 50% Equity)	-15.40	2.75	5.02	6.94
ICE BofA US Corp, Govt & Mortg Index	-13.31	-2.81	0.00	1.06
S&P 500® Index	-18.11	7.66	9.42	12.56

PORTFOLIO ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 12/31/22
Asset Backed Securities	0.8%
Collateralized Mortgage Obligations	1.6%
Commercial Mortgage-Backed Securities	0.5%
Common Stocks	69.1%
Corporate Notes and Bonds	8.4%
Foreign Corporate Bonds	0.7%
Long Term Municipal Bonds	0.6%
Mortgage Backed Securities	6.5%
Short-Term Investments	2.6%
U.S. Government and Agency Obligations	9.3%
Net Other Assets and Liabilities	(0.1)%

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ULTRA SERIES LARGE CAP VALUE FUND

INVESTMENT STRATEGY HIGHLIGHTS

The Ultra Series Large Cap Value Fund will, under normal market conditions, maintain at least 80% of its net assets in large cap stocks. The Fund follows a “value” approach, meaning the portfolio managers seek to invest in stocks at prices below their perceived intrinsic value as estimated based on fundamental analysis of the issuing company and its prospects. By investing in value stocks, the Fund attempts to limit the downside risk over time but may also produce smaller gains than other stock funds if their intrinsic values are not realized by the market or if growth-oriented investments are favored by investors. The Fund will diversify its holdings among various industries and among companies within those industries.

PERFORMANCE DISCUSSION

The Ultra Series Large Cap Value Fund (Class I) returned -4.91% for the year, compared to its benchmark the Russell 1000® Value Index return of -7.54%. The Fund underperformed its Morningstar Large Value peer group, which returned -4.60%.

Relative to the index, sector allocation and stock selection were additive to results. For sector allocation, an underweight position in Communication Services helped performance. For stock selection, there were positive contributions from Technology, Consumer Staples, Financials, Industrials, Consumer Discretionary, and Materials, which was partially offset by weakness in Energy, Utilities and Health Care.

Within Energy, exploration, and production company EOG Resources (EOG) was the most additive stock in the portfolio, and oilfield services firm Baker Hughes (BKR) also contributed nicely to results. Both companies benefited from higher oil prices. In Financials, property and casualty insurer Travelers Companies (TRV) was additive to performance. It benefited from a strong pricing environment throughout the year. Within Consumer Staples, agricultural commodity processor Archer-Daniels-Midland (ADM) was an outperforming stock that benefited from strong demand for its agricultural products. In Health Care, pharmaceutical manufacturer Bristol Myers-Squibb (BMY) was another outperforming stock due in part to its promising drug pipeline and cheap valuation. On the negative side, gold producer Newmont (NEM) was the most detractive stock in the portfolio. It was hurt by falling gold prices and rising inflationary costs. In Consumer Discretionary, media conglomerate Comcast (CMCSA) trailed the index due to concerns about slowing subscriber growth in its cable division. Home improvement retailer Home Depot (HD) also negatively impacted results as rising interest rates hurt the housing market. Within Health Care, medical device manufacturer Medtronic (MDT) underperformed. The company delayed a key product launch and experienced slowing organic growth. In Financials, financial exchange operator CME Group (CME) was another underperforming stock. It experienced slowing trading volume growth during the year. The Fund continues to hold all stocks mentioned above.

Cumulative Performance of $10,000 investment1

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Average Annual Total Return (%) through December 31, 2022[1]
	1 Year Return	3 Year Return	5 Year Return	10 Year Return
Ultra Series Large Cap Value, Class I	-4.91	3.76	4.05	8.59
Ultra Series Large Cap Value, Class II	-5.14	3.50	3.80	8.32
Russell 1000® Value Index	-7.54	5.96	6.67	10.29

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 12/31/22
Communication Services	2.7%
Consumer Discretionary	8.8%
Consumer Staples	8.0%
Energy	10.7%
Financials	20.3%
Health Care	14.0%
Industrials	14.5%
Information Technology	9.9%
Materials	4.7%
Real Estate	2.0%
Short-Term Investments	1.4%
Utilities	2.8%
Net Other Assets and Liabilities	0.2%

ULTRA SERIES LARGE CAP GROWTH FUND

INVESTMENT STRATEGY HIGHLIGHTS

The Ultra Series Large Cap Growth Fund invests primarily in common stocks of larger companies and will, under normal market conditions, maintain at least 80% of its net assets in large cap stocks. The Fund invests in well-established companies with competitive advantages that have demonstrated patterns of consistent growth. To a lesser extent, the Fund may invest in the stocks of less established companies that may offer more rapid growth potential. The Fund invests when a stock trades at a good price in relation to underlying value and the Fund looks to sell or trim a stock when the portfolio manager deems a stock to be overpriced compared to underlying value.

PERFORMANCE DISCUSSION

The Ultra Series Large Cap Growth Fund (Class I) returned -13.45% for the year, compared to its benchmark the Russell 1000® Growth Index return of -29.14%. The Fund outperformed its Morningstar U.S. Large Growth category peer group, which returned -16.83%.

True to our bottom-up approach, stock selection accounted for most of the outperformance. Our strongest contributors came from stocks in a variety of sectors, including Financials, Consumer Discretionary, and Information Technology. Our insurance stocks in the Financials sector performed particularly well, and, within Consumer Discretionary our off-price retail stocks were significant contributors. In the Information Technology sector, our payments and analog semiconductor related stocks were positive contributors.

The worst performing sectors in the S&P 500 were the Consumer Staples and Energy sectors, both of which the Fund did not have any exposure to during the year. Portfolio turnover was approximately 1 2%, which is below our typical annual range of 20% - 30%. During the year, we established two new positions and exited three positions. We like what we own, so we found it best to mostly stay put and establish new positions at below-average weights in a rapidly changing environment. The two new positions were Nike and Ferguson. Both companies meet our three investment pillars: good business model, high-quality management, and attractive valuation.

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Nike is the largest seller of athletic footwear and apparel in the world. In addition to its continuous investments in brand innovation and marketing, over the last few years, Nike has invested heavily to lay the foundation for multi-channel commerce. We expect Nike’s ongoing investments to drive overall revenue mix towards the direct-to-consumer channel which we estimate will result in substantial margin improvement over the coming years.

Ferguson is a distributor of plumbing and HVAC equipment. Over the last decade, Ferguson has divested lower quality international businesses and focused exclusively on the more attractive North American market. We believe growth will outpace the industry as Ferguson’s digital tools and national network of stores and distribution centers provide best-in-class product selection and delivery. While higher interest rates negatively impact housing activity in the near term, we believe Ferguson is well positioned for long-term growth.

The three sales during the year – PPG Industries, Linde and Novartis - highlight our discipline when exiting investments. We sold PPG Industries as we became increasingly concerned that the company would not achieve our growth expectations and that margins would remain stubbornly low in a persistently elevated raw material input cost environment. We exited Linde as the stock price reached our estimate of intrinsic value. Linde is an excellent company that owns critical infrastructure assets and generates stable, contracted revenue. As such, we will continue to monitor the performance of this terrific company. We sold Novartis as we became concerned about the outlook for some of its recently launched therapeutics, as well as some generic competition in a few of its mature drugs.

Despite a challenging market environment in 2022, we are staying the course with our long-term strategy focused on investing in high-quality businesses at reasonable valuations and are optimistic about our portfolio of such stocks.

Cumulative Performance of $10,000 investment1

Average Annual Total Return (%) through December 31, 2022[1]
	1 Year Return	3 Year Return	5 Year Return	10 Year Return
Ultra Series Large Cap Growth, Class I	-13.45	6.64	9.66	11.97
Ultra Series Large Cap Growth, Class II	-13.67	6.37	9.38	11.69
Russell 1000® Growth Index	-29.14	7.79	10.96	14.10

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 12/31/22
Communication Services	8.9%
Consumer Discretionary	17.5%
Financials	25.0%
Health Care	11.8%
Industrials	15.5%
Information Technology	20.8%
Short-Term Investments	0.5%

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ULTRA SERIES MID CAP FUND

INVESTMENT STRATEGY HIGHLIGHTS

The Ultra Series Mid Cap Fund generally invests in common stocks of midsize companies and will, under normal market conditions, maintain at least 80% of its net assets in mid cap securities. The Fund seeks attractive long-term returns through bottom-up security selection based on fundamental analysis in a diversified portfolio of high-quality companies with attractive valuations. These will typically be industry leading companies in niches with strong growth prospects. The Fund’s portfolio managers believe in selecting stocks for the Fund that show steady, sustainable growth and reasonable valuations. As a result, stocks of issuers that are believed to have a blend of both value and growth potential will be selected for investment.

PERFORMANCE DISCUSSION

The Ultra Series Mid Cap Fund (Class I) returned -13.17% for the year, compared to its benchmark the Russell Midcap® Index return of -17.32%. The Fund outperformed its Morningstar Mid-Cap Core peer group, which returned -15.90%.

Stock selection accounted for all of our outperformance. The top three contributors were Arch Capital, Progressive, and Ross Stores. The top three detractors were Liberty Broadband, CarMax, and Clarivate. True to our bottom-up approach, our strongest contributors to performance came from some of our largest and highest conviction holdings. Our insurance holdings performed extremely well in 2022. While each insurance company has its idiosyncrasies, the common themes to outperformance were a strong pricing environment, superb management, and safe haven status amid turbulent capital markets. Even with less turbulence in the fourth quarter, the first two factors helped our insurance companies continue to outperform, which supports our decision to remain overweight.

The portfolio has an eclectic group of consumer discretionary holdings. The overweight in retailers with low price strategies, such as Ross Stores and Dollar Tree, helped performance during the year. Looking forward, the majority of our consumer discretionary holdings are well positioned to experience greater demand from consumer trade-down in a weakening economic environment. All of our holdings are in the hands of strong management teams, who have experience navigating rough economic patches, perhaps leading to share gains.

Portfolio turnover was 17%, which was below our typical 20% to 30% range, primarily from our continued high conviction in our largest holdings. During the year, we established five new positions and exited four positions.

Here is a summary of the new positions:

Floor & Décor is the dominant category killer retailer of tile, wood, stone, and resilient flooring products into the renovation and replacement market. We believe the company has many years of expansion left, and the weakening economic environment provided an attractive entry point.

Liberty Formula One holds the exclusive global commercial rights to promote and monetize Formula One racing. Formula One is a unique, asset-light business with tremendous global appeal, commanding over 430 million unique viewers in a given race year. We have invested alongside Liberty for years in other ventures and have the utmost confidence in their capital allocation.

Microchip is a global provider of microcontroller and analog semiconductor chips, which are embedded in thousands of products. They represent a small portion of product cost yet have a big impact on performance, which has led to high customer retention. There is above-average growth potential as product electronification proliferates.

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Take-Two Interactive Software is a leading publisher of video games, having published industry favorites such as Grand Theft Auto and NBA2K. We are optimistic the company’s investment in new title launches can generate strong returns over the next several years.

Thor Industries is the leading recreational vehicle (“RV”) maker with a 40% share of the U.S. market. Thor has generated strong returns on capital for several years, despite the industry’s cyclicality, because of a highly variable cost structure, low capital intensity, and market consolidation, with the top three RV makers controlling 90% of the U.S. market. Consumer interest in RVs remains strong, notably among younger buyers, providing above-average growth potential over the next decade.

We sold our remaining position in IHS Markit shortly before S&P Global completed its acquisition of the company early in the year. We exited Cannae Holdings, Clarivate, and Vontier after a reassessment of each management team’s operational and capital allocation record of the past couple years led us to more favorable investment opportunities.

Cumulative Performance of $10,000 investment1

Average Annual Total Return (%) through December 31, 2022[1]
	1 Year Return	3 Year Return	5 Year Return	10 Year Return
Ultra Series Mid Cap, Class I	-13.17	6.38	9.75	11.55
Ultra Series Mid Cap, Class II	-13.39	6.11	9.47	11.27
Russell Mid Cap® Index	-17.32	5.88	7.10	10.96

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 12/31/22
Communication Services	5.9%
Consumer Discretionary	18.1%
Consumer Staples	1.0%
Financials	28.8%
Health Care	3.8%
Industrials	14.4%
Information Technology	23.3%
Short-Term Investments	6.9%
Net Other Assets and Liabilities	(2.2)%

ULTRA SERIES INTERNATIONAL STOCK FUND

INVESTMENT STRATEGY HIGHLIGHTS

The Ultra Series International Stock Fund will invest, under normal market conditions, at least 80% of its net assets in the stock of foreign companies. Typically, a majority of the Fund’s assets are invested in relatively large

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cap stocks of companies located or operating in developed countries. The Fund may also invest up to 30% of its assets in securities of companies whose principal business activities are located in emerging market countries. The portfolio managers typically maintain this segment of the Fund’s portfolio in such stocks which they believes have a low market price relative to their perceived value based on fundamental analysis of the issuing company and its prospects. The Fund may also invest in foreign debt and other income bearing securities at times when it believes that income bearing securities have greater capital appreciation potential than equity securities.

PERFORMANCE DISCUSSION

The Ultra Series International Stock Fund (Class I) returned -17.70% during the period, compared to its benchmark the MSCI ACWII Ex USA Index (net) return of -16.00%. The Fund underperformed its Morningstar Foreign Large Blend peer group, which returned -15.51%.

In general, international equity markets were negatively impacted by the mixture of persistently high inflation levels, major central banks raising interest rates with an aim to tame inflation, disruption caused by Russia’s invasion of Ukraine, high energy prices, and fears of economic recession.

Upon review of the sector and regional category breakdown that make up the overall benchmark’s performance over the period, all regions had a total return that was negative, with the largest decline in Emerging Markets. The sector with the lowest negative return was Information Technology, while Energy was the only one with a positive total return.

Over the one-year period, the Fund underperformed relative to the benchmark. The largest regional detractor was Europe which was driven primarily by stock selection. A relative underweight in Emerging Markets and positive stock selection led to it being the region with the most positive contribution. From a sector view, Industrials detracted the most while Health Care was the largest contributor, both driven by stock selection. The cash position was additive because the benchmark performance was negative.

Portfolio sector and regional weights are determined through bottom-up stock selection, with internal sector and regional guardrails that keep exposure within modest tilts of the benchmark to ensure diversification and to manage risk. With this in mind, portfolio composition did change to some extent over the period. Among the three geographic buckets the portfolio is viewed on relative to the benchmark, all increased because a portion of cash was reallocated across the portfolio. From a sector perspective, there were several notable changes. Materials went from underweight to overweight because of two new stocks. One less stock in Industrials and two fewer in Financials led to a more underweight position in these sectors. One reclassification in Consumer Discretionary, and two fewer stocks in Consumer Staples contracted their overweight positions to neutral. The Information Technology overweight increased because the benchmark weight declined and an increase in shares held for some portfolio holdings. Lastly, the Communication Services underweight moved to a neutral because of increased weight in portfolio holdings. Over the period, five stocks were bought and eight were sold. Three were sold for a better opportunity, three were sold to take profits, and two were sold because of deteriorating fundamentals.

Looking ahead, our expectation is global growth will remain weak in the short-term while inflation levels may begin to moderate in countries where central banks are actively implementing more restrictive monetary policies. Irrespective of the economic backdrop, our team will continue to manage the Fund so that it is comprised of a diversified collection of high-quality, profitable growth stocks.

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Cumulative Performance of $10,000 investment1

Average Annual Total Return (%) through December 31, 2022[1]
	1 Year Return	3 Year Return	5 Year Return	10 Year Return
Ultra Series International Stock, Class I	-17.70	-4.17	-1.71	1.73
Ultra Series International Stock, Class II	-17.90	-4.41	-1.95	1.47
MSCI ACWI ex-USA Index (net)	-16.00	0.07	0.88	3.80

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 12/31/22
Communication Services	6.0%
Consumer Discretionary	11.2%
Consumer Staples	8.9%
Energy	5.3%
Financials	18.8%
Health Care	8.6%
Industrials	11.4%
Information Technology	16.5%
Materials	10.7%
Short-Term Investments	3.1%
Net Other Assets and Liabilities	(0.5)%

GEOGRAPHICAL ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 12/31/22
Japan	15.4%
United Kingdom	10.6%
Germany	9.7%
France	9.3%
India	7.7%
China	7.2%
Switzerland	6.7%
Canada	5.5%
Netherlands	3.8%
Brazil	3.4%
United States	3.1%
Mexico	3.0%
Singapore	2.2%
Australia	2.0%
Hong Kong	2.0%
Denmark	1.9%
Ireland	1.8%
Italy	1.4%

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GEOGRAPHICAL ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 12/31/22
Israel	1.3%
Norway	1.3%
Taiwan	1.2%
Net Other Assets and Liabilities	(0.5)%

ULTRA SERIES TARGET RETIREMENT 2020 FUND

INVESTMENT STRATEGY HIGHLIGHTS

The Ultra Series Madison Target Retirement 2020 Fund invests primarily in shares of registered investment companies according to an asset allocation strategy developed by the Fund’s investment adviser for investors planning to retire in or within a few years of 2020. Over time, the Fund’s asset allocation will gradually shift until it reaches the more conservative allocation target of approximately 10-30% in stock funds and 70-90% in bond funds. The asset allocation strategy is designed to reduce the volatility of investment returns in the later years while still providing the potential for higher total returns over the target period.

PERFORMANCE DISCUSSION

The Ultra Series Target Retirement 2020 Fund (Class I) returned -13.00% for the year, compared to its benchmark the S&P Target Date to 2020® Index return of -12.08%. The Fund outperformed its Morningstar Target-Date 2020 peer group, which returned -13.82%.

With double-digit drawdowns in all major asset classes, 2022 proved to be an incredibly challenging year. While nearly all investors suffered, arguably none felt the effects more acutely than those invested in bonds. Equity investors are accustomed to periods of high volatility and outsized price declines, as they say, it goes with the territory. Bondholders on the other hand, are not, and along with multi-asset investors, count on fixed income to provide safety and portfolio stability. However, due to rampant inflation not seen since the late 1970’s, and the Fed raising interest rates at breakneck speed, the benchmark Bloomberg US Aggregate Bond Index fell -13.01%, providing minimal offset to heavy declines in global equities. With U.S. equities (Russell 3000 Index) falling 19.21% and foreign stocks (MSCI ACWX–ex US Index) dropping 16.00%, investors had nowhere to hide outside of cash, commodities, and energy stocks. Fortunately, the portfolio entered the period overweight cash and commodities, which clearly helped cushion the Fund’s downside. Additional shifts to lighten risk throughout the period, such as reducing equity exposure in the spring, and raising cash again in late summer helped to mitigate losses.

The Fund entered 2022 conservatively positioned. We were concerned with both elevated valuations as well as heightened levels of investor complacency. Asset allocation positioning relative to benchmark was very favorable, led by underweight allocations to global stocks and overweight allocations to cash, commodities, and energy stocks. The Fund’s atypically large cash and floating rate US Treasury holdings also provided a substantial benefit to the portfolio over the period. The single largest performance detractor came from the Fund’s long-term US Treasury position.

Moving forward, we believe the dramatic repricing brought on by greatly increased yields has restored value to the bond market. Investors can once again earn a solid yield without taking undue risk. We also continue to favor US Treasuries over corporate bonds. Recession risk is elevated, and the economy is clearly slowing, underwritten by a Fed that wants to lower inflation. Yields on corporate bonds are not reflective of the heighted risk of recession. The same can be said for stocks and although they have rerated to better valuations, the risk of recession and material earnings declines are not in the price. To this point, the decline in riskier assets has been due to increases in interest rates, and we continue to guard against further downside brought on by an economic decline.

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We also believe the current economic backdrop points to increasing stagflationary risks, where real economic growth slows and stagnates while inflation remains uncomfortably elevated. It follows then that the case for owning select “real” assets is growing. Understanding the unique attractiveness of commodities and related asset classes is an important adaptation for forward-looking portfolios. At a minimum, we believe it is imperative for portfolios to be strategically and opportunistically hedged for the approaching incremental onset of structurally higher inflation and lower economic growth. Risk management is becoming increasingly essential; we believe the Fund is well-positioned for 2023.

Cumulative Performance of $10,000 investment1,3

Average Annual Total Return (%) through December 31, 2022[1,3]
	1 Year Return	3 Year Return	5 Year Return	10 Year Return
Ultra Series Target Retirement 2020, Class I	-13.00	-1.34	0.99	3.60
S&P Target Date To 2020 Index	-12.08	1.11	2.69	4.68

PORTFOLIO ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 12/31/22

Alternative Funds	7.1%
Bond Funds	73.3%
Foreign Stock Funds	1.0%
Short-Term Investments	27.3%
Stock Funds	8.5%
Net Other Assets and Liabilities	(17.2)%

ULTRA SERIES TARGET RETIREMENT 2030 FUND

INVESTMENT STRATEGY HIGHLIGHTS

The Ultra Series Madison Target Retirement 2030 Fund invests primarily in shares of registered investment companies according to an asset allocation strategy developed by the Fund’s investment adviser for investors planning to retire in or within a few years of 2030. Over time, the Fund’s asset allocation will gradually shift until it reaches the more conservative allocation target of approximately 10-30% in stock Funds and 70-90% in bond Funds. The asset allocation strategy is designed to reduce the volatility of investment returns in the later years while still providing the potential for higher total returns over the target period.

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PERFORMANCE DISCUSSION

The Ultra Series Target Retirement 2030 Fund (Class I) returned -11.79% for the year, compared to its benchmark the S&P Target Date to 2030® Index return of -13.55%. The Fund outperformed its Morningstar Target-Date 2030 peer group, which returned -15.32%.

With double-digit drawdowns in all major asset classes, 2022 proved to be an incredibly challenging year. While nearly all investors suffered, arguably none felt the effects more acutely than those invested in bonds. Equity investors are accustomed to periods of high volatility and outsized price declines, as they say, it goes with the territory. Bondholders on the other hand, are not, and along with multi-asset investors, count on fixed income to provide safety and portfolio stability. However, due to rampant inflation not seen since the late 1970’s, and the Fed raising interest rates at breakneck speed, the benchmark Bloomberg US Aggregate Bond Index fell -13.01%, providing minimal offset to heavy declines in global equities. With U.S. equities (Russell 3000 Index) falling 19.21% and foreign stocks (MSCI ACWX–ex US Index) dropping 16.00%, investors had nowhere to hide outside of cash, commodities, and energy stocks. Fortunately, the portfolio entered the period overweight cash and commodities, which clearly helped cushion the Fund’s downside. Additional shifts to lighten risk throughout the period, such as reducing equity exposure in the spring, and raising cash again in late summer helped to mitigate losses.

Overall, the USF Target Date 2030 Fund notably outperformed its peers and benchmark for the year. While the absolute return for 2022 was decisively negative, we were encouraged by the significant degree of downside protection that the Fund provided.

The Fund entered 2022 conservatively positioned. We were concerned with both elevated valuations as well as heightened levels of investor complacency. Asset allocation positioning relative to benchmark was very favorable, led by underweight allocations to global stocks and overweight allocations to cash, commodities, and energy stocks. The Fund’s atypically large cash and floating rate US Treasury holdings also provided a substantial benefit to the portfolio over the period. The single largest performance detractor came from the Fund’s long-term US Treasury position.

Moving forward, we believe the dramatic repricing brought on by greatly increased yields has restored value to the bond market. Investors can once again earn a solid yield without taking undue risk. We also continue to favor US Treasuries over corporate bonds. Recession risk is elevated, and the economy is clearly slowing, underwritten by a Fed that wants to lower inflation. Yields on corporate bonds are not reflective of the heighted risk of recession. The same can be said for stocks and although they have re-rated to better valuations, the risk of recession and material earnings declines are not in the price. To this point, the decline in riskier assets has been due to increases in interest rates, and we continue to guard against further downside brought on by an economic decline.

We also believe the current economic backdrop points to increasing stagflationary risks, where real economic growth slows and stagnates while inflation remains uncomfortably elevated. It follows then that the case for owning select “real” assets is growing. Understanding the unique attractiveness of commodities and related asset classes is an important adaptation for forward-looking portfolios. At a minimum, we believe it is imperative for portfolios to be strategically and opportunistically hedged for the approaching incremental onset of structurally higher inflation and lower economic growth. Risk management is becoming increasingly essential; we believe the Fund is well-positioned for 2023.

23

Ultra Series Fund | Management’s Discussion of Fund Performance (unaudited) - continued | December 31, 2022

Cumulative Performance of $10,000 investment1,3

Average Annual Total Return (%) through December 31, 2022[1,3]
	1 Year Return	3 Year Return	5 Year Return	10 Year Return
Ultra Series Target Retirement 2030, Class I	-11.79	1.86	3.50	6.06
S&P Target Date To 2030 Index	-13.55	2.53	3.89	6.14

PORTFOLIO ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 12/31/22
Alternative Funds	8.6%
Bond Funds	60.4%
Foreign Stock Funds	4.4%
Short-Term Investments	17.3%
Stock Funds	16.5%
Net Other Assets and Liabilities	(7.2)%

ULTRA SERIES TARGET RETIREMENT 2040 FUND

INVESTMENT STRATEGY HIGHLIGHTS

The Ultra Series Madison Target Retirement 2040 Fund invests primarily in shares of registered investment companies according to an asset allocation strategy developed by the Fund’s investment adviser for investors planning to retire in or within a few years of 2040. Over time, the Fund’s asset allocation will gradually shift until it reaches the more conservative allocation target of approximately 10-30% in stock Funds and 70-90% in bond Funds. The asset allocation strategy is designed to reduce the volatility of investment returns in the later years while still providing the potential for higher total returns over the target period.

PERFORMANCE DISCUSSION

The Ultra Series Target Retirement 2040 Fund (Class I) returned -11.35% for the year, compared to its benchmark the S&P Target Date to 2040® Index return of -15.20%. The Fund outperformed its Morningstar Target-Date 2040 peer group, which returned -16.17%.

With double-digit drawdowns in all major asset classes, 2022 proved to be an incredibly challenging year. While nearly all investors suffered, arguably none felt the effects more acutely than those invested in bonds. Equity investors are accustomed to periods of high volatility and outsized price declines, as they say, it goes with the territory. Bondholders on the other hand, are not, and along with multi-asset investors, count on fixed income to provide safety and portfolio stability. However, due to rampant inflation not seen since the late 1970’s, and the

24

Ultra Series Fund | Management’s Discussion of Fund Performance (unaudited) - continued | December 31, 2022

Fed raising interest rates at breakneck speed, the benchmark Bloomberg US Aggregate Bond Index fell -13.01%, providing minimal offset to heavy declines in global equities. With U.S. equities (Russell 3000 Index) falling 19.21% and foreign stocks (MSCI ACWX–ex US Index) dropping 16.00%, investors had nowhere to hide outside of cash, commodities, and energy stocks. Fortunately, the portfolio entered the period overweight cash and commodities, which clearly helped cushion the Fund’s downside. Additional shifts to lighten risk throughout the period, such as reducing equity exposure in the spring, and raising cash again in late summer helped to mitigate losses.

Overall, the USF Target Date 2040 Fund notably outperformed its peers and benchmark for the year. While the absolute return for 2022 was decisively negative, we were encouraged by the significant degree of downside protection that the Fund provided.

The Fund entered 2022 conservatively positioned. We were concerned with both elevated valuations as well as heightened levels of investor complacency. Asset allocation positioning relative to benchmark was very favorable, led by underweight allocations to global stocks and overweight allocations to cash, commodities, and energy stocks. The Fund’s atypically large cash and floating rate US Treasury holdings also provided a substantial benefit to the portfolio over the period. The single largest performance detractor came from the Fund’s long-term US Treasury position.

Moving forward, we believe the dramatic repricing brought on by greatly increased yields has restored value to the bond market. Investors can once again earn a solid yield without taking undue risk. We also continue to favor US Treasuries over corporate bonds. Recession risk is elevated, and the economy is clearly slowing, underwritten by a Fed that wants to lower inflation. Yields on corporate bonds are not reflective of the heighted risk of recession. The same can be said for stocks and although they have re-rated to better valuations, the risk of recession and material earnings declines are not in the price. To this point, the decline in riskier assets has been due to increases in interest rates, and we continue to guard against further downside brought on by an economic decline.

We also believe the current economic backdrop points to increasing stagflationary risks, where real economic growth slows and stagnates while inflation remains uncomfortably elevated. It follows then that the case for owning select “real” assets is growing. Understanding the unique attractiveness of commodities and related asset classes is an important adaptation for forward-looking portfolios. At a minimum, we believe it is imperative for portfolios to be strategically and opportunistically hedged for the approaching incremental onset of structurally higher inflation and lower economic growth. Risk management is becoming increasingly essential; we believe the Fund is well-positioned for 2023.

Cumulative Performance of $10,000 investment1,3

25

Ultra Series Fund | Management’s Discussion of Fund Performance (unaudited) - continued | December 31, 2022

Average Annual Total Return (%) through December 31, 2022[1,3]
	1 Year Return	3 Year Return	5 Year Return	10 Year Return
Ultra Series Target Retirement 2040, Class I	-11.35	2.80	4.20	6.98
S&P Target Date To 2040 Index	-15.20	3.31	4.61	7.18

PORTFOLIO ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 12/31/22

Alternative Funds	10.6%
Bond Funds	49.8%
Foreign Stock Funds	6.4%
Short-Term Investments	14.2%
Stock Funds	23.1%
Net Other Assets and Liabilities	(4.1)%

ULTRA SERIES TARGET RETIREMENT 2050 FUND

INVESTMENT STRATEGY HIGHLIGHTS

The Ultra Series Madison Target Retirement 2050 Fund invests primarily in shares of registered investment companies according to an asset allocation strategy developed by the Fund’s investment adviser for investors planning to retire in or within a few years of 2050. Over time, the Fund’s asset allocation will gradually shift until it reaches the more conservative allocation target of approximately 10-30% in stock Funds and 70-90% in bond Funds. The asset allocation strategy is designed to reduce the volatility of investment returns in the later years while still providing the potential for higher total returns over the target period.

PERFORMANCE DISCUSSION

The Ultra Series Target Retirement 2050 Fund (Class I) returned -11.04% for the year, compared to its benchmark the S&P Target Date to 2040® Index return of -15.84%. The Fund outperformed its Morningstar Target-Date 2050 peer group, which returned -16.31%.

With double-digit drawdowns in all major asset classes, 2022 proved to be an incredibly challenging year. While nearly all investors suffered, arguably none felt the effects more acutely than those invested in bonds. Equity investors are accustomed to periods of high volatility and outsized price declines, as they say, it goes with the territory. Bondholders on the other hand, are not, and along with multi-asset investors, count on fixed income to provide safety and portfolio stability. However, due to rampant inflation not seen since the late 1970’s, and the Fed raising interest rates at breakneck speed, the benchmark Bloomberg US Aggregate Bond Index fell -13.01%, providing minimal offset to heavy declines in global equities. With U.S. equities (Russell 3000 Index) falling 19.21% and foreign stocks (MSCI ACWX–ex US Index) dropping 16.00%, investors had nowhere to hide outside of cash, commodities, and energy stocks. Fortunately, the portfolio entered the period overweight cash and commodities, which clearly helped cushion the Fund’s downside. Additional shifts to lighten risk throughout the period, such as reducing equity exposure in the spring, and raising cash again in late summer helped to mitigate losses.

Overall, the USF Target Date 2050 Fund notably outperformed its peers and benchmark for the year. While the absolute return for 2022 was decisively negative, we were encouraged by the significant degree of downside protection that the Fund provided.

The Fund entered 2022 conservatively positioned. We were concerned with both elevated valuations as well as heightened levels of investor complacency. Asset allocation positioning relative to benchmark was very favorable,

26

Ultra Series Fund | Management’s Discussion of Fund Performance (unaudited) - continued | December 31, 2022

led by underweight allocations to global stocks and overweight allocations to cash, commodities, and energy stocks. The Fund’s atypically large cash and floating rate US Treasury holdings also provided a substantial benefit to the portfolio over the period. The single largest performance detractor came from the Fund’s long-term US Treasury position.

Moving forward, we believe the dramatic repricing brought on by greatly increased yields has restored value to the bond market. Investors can once again earn a solid yield without taking undue risk. We also continue to favor US Treasuries over corporate bonds. Recession risk is elevated, and the economy is clearly slowing, underwritten by a Fed that wants to lower inflation. Yields on corporate bonds are not reflective of the heighted risk of recession. The same can be said for stocks and although they have re-rated to better valuations, the risk of recession and material earnings declines are not in the price. To this point, the decline in riskier assets has been due to increases in interest rates, and we continue to guard against further downside brought on by an economic decline.

We also believe the current economic backdrop points to increasing stagflationary risks, where real economic growth slows and stagnates while inflation remains uncomfortably elevated. It follows then that the case for owning select “real” assets is growing. Understanding the unique attractiveness of commodities and related asset classes is an important adaptation for forward-looking portfolios. At a minimum, we believe it is imperative for portfolios to be strategically and opportunistically hedged for the approaching incremental onset of structurally higher inflation and lower economic growth. Risk management is becoming increasingly essential; we believe the Fund is well-positioned for 2023.

Cumulative Performance of $10,000 investment1,3

Average Annual Total Return (%) through December 31, 2022[1,3]
	1 Year Return	3 Year Return	5 Year Return	10 Year Return
Ultra Series Target Retirement 2050, Class I	-11.04	3.42	4.66	7.77
S&P Target Date To 2050 Index	-15.84	3.82	5.01	7.81

PORTFOLIO ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 12/31/22
Alternative Funds	11.5%
Bond Funds	47.8%
Foreign Stock Funds	7.4%
Short-Term Investments	6.5%
Stock Funds	28.0%
Net Other Assets and Liabilities	(1.2)%

27

Ultra Series Fund | Management’s Discussion of Fund Performance (unaudited) - continued | December 31, 2022

Notes to Management’s Discussion of Fund Performance (unaudited)

1	Fund returns are calculated after fund level expenses have been subtracted, but do not include any separate account fees, charges or expenses imposed by the variable annuity and variable life insurance contracts that invest in the fund, as described in the Prospectus. If these fees, charges, or expenses were included, fund returns would have been lower. Fund returns also assume that dividends and capital gains are reinvested in additional shares of the fund. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of the fund shares. Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than when purchased. Further information relating to the fund’s performance is contained in the Prospectus and elsewhere in this report. The fund’s past performance is not indicative of future performance. Current performance may be lower or higher than the performance data cited. For Ultra Series Fund performance data current to the most recent month-end, please call 1-800-670-3600 or visit www.ultraseriesfund.com. Indices are unmanaged and investors cannot invest in them directly. Index returns do not reflect fees or expenses.

2	Madison Asset Management, LLC (the “Investment Adviser” or “Madison”), has contractually agreed to waive 0.10% of its management fee for the Conservative, Moderate and Aggressive Allocation Funds until at least April 30, 2022. The fee waiver commenced July 1, 2014. Investment returns reflect the fee waiver, without which returns would have been lower. Fee agreements may by modified or terminated at any time or for any reason, but only with fund Board approval. The fee waiver was discontinued effective May 1, 2022.

3	For the period August 30, 2014 to November 19, 2018, Madison waived the investment advisory fee of 0.25% and administrative services fee of 0.05% for each fund. Investment returns reflect the fee waivers, without which returns would have been lower.

© Morningstar, Inc. All Rights Reserved. The Morningstar related information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Morningstar Percentile rankings note: 1st percentile is top, 99th percentile is bottom.

BENCHMARK DESCRIPTIONS

Allocation Fund Indexes*

The Conservative Allocation Fund Custom Index consists of 65% Bloomberg US Aggregate Bond Index, 24.5% Russell 3000® Index and 10.5% MSCI ACWI ex-USA Index (net). See market index descriptions below.

The Moderate Allocation Fund Custom Index consists of 40% Bloomberg US Aggregate Bond Index, 42% Russell 3000® Index and 18% MSCI ACWI ex-USA Index (net). See market index descriptions below.

The Aggressive Allocation Fund Custom Index consists of 20% Bloomberg US Aggregate Bond Index, 56% Russell 3000® Index and 24% MSCI ACWI ex-USA Index (net). See market index descriptions below.

Hybrid Fund Custom Indexes*

The Custom Blended Index consists of 50% S&P 500® Index and 50% ICE BofA U.S. Corporate, Government & Mortgage Index. See market indexes descriptions below.

*The Custom Index is calculated using a monthly re-balancing frequency (i.e., rebalanced back to original constituent weight every calendar month-end).

28

Ultra Series Fund | Management’s Discussion of Fund Performance (unaudited) - continued | December 31, 2022

Market Indexes

The ICE BofA U.S. Corporate, Government & Mortgage Index is a broad-based measure of the total rate of return performance of the U.S. investment-grade bond markets. The index is a capitalization-weighted aggregation of outstanding U.S. treasury, agency and supranational mortgage pass-through, and investment-grade corporate bonds meeting specified selection criteria.

The ICE BofA U.S. High Yield Constrained Index tracks the performance of below investment grade U.S. dollar denominated corporate bonds publicly issued in the U.S. domestic market, but limits any individual issuer to a maximum weighting of 2%.

The Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, mortgage backed securities, asset backed securities and commercial mortgage-backed securities.

Bloomberg U.S. Corporate Bond Index measures the investment grade, fixed-rate, taxable corporate bond market. It includes USD denominated securities publicly issued by U.S. financial issuers.

The Bloomberg US Government TR index measures the performance of the U.S. Treasury and U.S. Agency Indices, including Treasuries and U.S. agency debentures. It is a component of the U.S. Government/Credit Index and the U.S. Aggregate Index.

The MSCI ACWI ex USA Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI ex USA (net) is calculated on a total return basis with dividends reinvested after the deduction of withholding taxes.

The Russell 1000® Growth Index is a large-cap market index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

The Russell 1000® Value Index is a large-cap market index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents 98% of the investable U.S. equity market.

The Russell Midcap® Index is a mid-cap market index which measures the performance of the mid-cap segment of the U.S. equity universe.

The S&P 500® Index is a large-cap market index which measures the performance of a representative sample of 500 leading companies in leading industries in the U.S.

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

The S&P Target Date® To Index Series

The S&P Target Date® “To” Index Series consists of multi-asset class indices, and corresponds to specific target retirement dates. The series reflects the consensus asset allocation and glide path of a subset of target date funds that generally pursue investment policies characterized by static total equity exposure after retirement and a relatively conservative total equity exposure near retirement. As the overall universe becomes more conservative with the approach of each target date year, so will the index. The asset allocation is based on market observations through an annual survey of “to” target date fund managers, and is categorized by S&P Dow Jones Indices.

29

Ultra Series Fund | Management’s Discussion of Fund Performance (unaudited) - continued | December 31, 2022

•	The S&P Target Date® To 2020 Index is a benchmark for multi-class asset portfolios that corresponds to the target retirement date 2020.

•	The S&P Target Date® To 2030 Index is a benchmark for multi-class asset portfolios that corresponds to the target retirement date 2030.

•	The S&P Target Date® To 2040 Index is a benchmark for multi-class asset portfolios that corresponds to the target retirement date 2040.

•	The S&P Target Date® To 2050 Index is a benchmark for multi-class asset portfolios that corresponds to the target retirement date 2050.

30

Ultra Series Fund | December 31, 2022

Conservative Allocation Fund Portfolio of Investments

	Shares	Value (Note 2,3)
INVESTMENT COMPANIES - 92.1%
Alternative Funds - 0.5%
Invesco Optimum Yield Diversified Commodity Strategy ETF	35,142	$519,399

Bond Funds - 64.7%
iShares 20+ Year Treasury Bond ETF	101,077	10,063,226
iShares Treasury Floating Rate Bond ETF	116,916	5,893,736
Janus Henderson Mortgage-Backed Securities ETF	127,744	5,807,242
Madison Core Bond Fund, Class R6 (A) (B)	3,766,816	33,072,648
Schwab Intermediate-Term U.S. Treasury ETF (C)	225,244	11,088,762
Vanguard Short-Term Corporate Bond ETF	116,504	8,759,936
		74,685,550
Foreign Stock Funds - 3.3%
Vanguard FTSE All-World ex-U.S. ETF	76,981	3,859,827

Stock Funds - 23.6%
Distillate U.S. Fundamental Stability & Value ETF (C)	108,383	4,422,026
Energy Select Sector SPDR Fund ETF	19,871	1,738,116
iShares Core S&P Small-Cap ETF	18,884	1,787,182
Madison Dividend Income Fund, Class R6 (B)	145,507	4,065,461
Madison Investors Fund, Class R6 (B)	324,573	7,422,979
Schwab U.S. Dividend Equity ETF (C)	17,538	1,324,821
VanEck Gold Miners ETF	24,846	712,086
Vanguard Information Technology ETF (C)	18,027	5,758,004
		27,230,675
Total Investment Companies
( Cost $114,732,789 )		106,295,451

	Shares	Value (Note 2,3)
SHORT-TERM INVESTMENTS - 8.8%
State Street Institutional U.S. Government Money Market Fund, Premier Class, (D), 4.11%	9,146,643	$9,146,643
State Street Navigator Securities Lending Government Money Market Portfolio, (D) (E), 4.34%	950,818	950,818
		10,097,461
Total Short-Term Investments
( Cost $10,097,461 )		10,097,461
TOTAL INVESTMENTS - 100.9%
( Cost $124,830,250** )		116,392,912
NET OTHER ASSETS AND LIABILITIES - (0.9%)		(986,708)
TOTAL NET ASSETS - 100.0%		$115,406,204

**	Aggregate cost for Federal tax purposes was $125,593,486.
(A)	Greater than 25% of the portfolio. For more information refer the website https://madisonfunds.com/individual/core-bond-fund.
(B)	Affiliated Company (see Note 12).
(C)	All or a portion of these securities, with an aggregate fair value of $931,088, are on loan as part of a securities lending program. See footnote (E) and Note 10 for details on the securities lending program.
(D)	7-day yield.
(E)	Represents investments of cash collateral received in connection with securities lending.

ETF	Exchange Traded Fund.
FTSE	The Financial Times Stock Exchange.
SPDR	Standard & Poor’s Depositary Receipt.

See accompanying Notes to Financial Statements.

31

Ultra Series Fund | December 31, 2022

Moderate Allocation Fund Portfolio of Investments

	Shares	Value (Note 2,3)
INVESTMENT COMPANIES - 89.6%
Alternative Funds - 0.9%
Invesco Optimum Yield Diversified Commodity Strategy ETF	70,780	$1,046,128

Bond Funds - 42.2%
iShares 20+ Year Treasury Bond ETF	64,484	6,420,027
iShares Treasury Floating Rate Bond ETF	143,158	7,216,595
Janus Henderson Mortgage-Backed Securities ETF	65,830	2,992,632
Madison Core Bond Fund, Class R6 (A)	2,601,849	22,844,236
Schwab Intermediate-Term U.S. Treasury ETF	121,562	5,984,497
Vanguard Short-Term Corporate Bond ETF	63,402	4,767,196
		50,225,183
Foreign Stock Funds - 5.5%
Vanguard FTSE All-World ex-U.S. ETF	130,337	6,535,097

Stock Funds - 41.0%
Distillate U.S. Fundamental Stability & Value ETF	162,957	6,648,646
Energy Select Sector SPDR Fund ETF	36,681	3,208,487
iShares Core S&P Small-Cap ETF	38,553	3,648,656
iShares Core S&P U.S. Growth ETF (B)	14,397	1,173,643
Madison Dividend Income Fund, Class R6 (A)	244,349	6,827,124
Madison Investors Fund, Class R6 (A)	546,203	12,491,653
Madison Mid Cap Fund, Class R6 (A)	109,152	1,411,330
Schwab U.S. Dividend Equity ETF (B)	22,102	1,669,585
VanEck Gold Miners ETF	51,394	1,472,952
Vanguard Information Technology ETF (B)	31,991	$10,218,245
		48,770,321

Total Investment Companies
( Cost $108,319,219 )		106,576,729

	Shares	Value (Note 2,3)
SHORT-TERM INVESTMENTS - 11.3%
State Street Institutional U.S. Government Money Market Fund, Premier Class (C), 4.11%	12,305,598	$12,305,598
State Street Navigator Securities Lending Government Money Market Portfolio, (C) (D), 4.34%	1,062,250	1,062,250
Total Short-Term Investments
( Cost $13,367,848 )		13,367,848
TOTAL INVESTMENTS - 100.9%
( Cost $121,687,067** )		119,944,577
NET OTHER ASSETS AND LIABILITIES - (0.9%)		(1,040,167)
TOTAL NET ASSETS - 100.0%		$118,904,410

**	Aggregate cost for Federal tax purposes was $122,596,043.
(A)	Affiliated Company (see Note 12).
(B)	All or a portion of these securities, with an aggregate fair value of $1,461,724, are on loan as part of a securities lending program. See footnote (D) and Note 10 for details on the securities lending program.
(C)	7-day yield.
(D)	Represents investments of cash collateral received in connection with securities lending.

ETF	Exchange Traded Fund.
FTSE	The Financial Times Stock Exchange.
SPDR	Standard & Poor’s Depositary Receipt.

See accompanying Notes to Financial Statements.

32

Ultra Series Fund | December 31, 2022

Aggressive Allocation Fund Portfolio of Investments

	Shares	Value (Note 2,3)
INVESTMENT COMPANIES - 87.4%
Alternative Funds - 1.1%
Invesco Optimum Yield Diversified Commodity Strategy ETF	29,964	$442,868

Bond Funds - 23.0%
iShares 20+ Year Treasury Bond ETF	13,328	1,326,936
iShares Treasury Floating Rate Bond ETF	47,759	2,407,531
Janus Henderson Mortgage-Backed Securities ETF	8,764	398,411
Madison Core Bond Fund, Class R6 (A)	374,204	3,285,507
Schwab Intermediate-Term U.S. Treasury ETF	18,456	908,589
Vanguard Short-Term Corporate Bond ETF	10,576	795,210
		9,122,184
Foreign Stock Funds - 7.1%
Vanguard FTSE All-World ex-U.S. ETF	56,529	2,834,364

Stock Funds - 56.2%
Distillate U.S. Fundamental Stability & Value ETF	62,557	2,552,326
Energy Select Sector SPDR Fund ETF	16,679	1,458,912
iShares Core S&P Small-Cap ETF	21,368	2,022,267
iShares Core S&P U.S. Growth ETF (B)	9,661	787,565
Madison Dividend Income Fund, Class R6 (A)	114,958	3,211,927
Madison Investors Fund, Class R6 (A)	237,733	5,436,957
Madison Mid Cap Fund, Class R6 (A)	45,626	589,944
Schwab U.S. Dividend Equity ETF	11,592	875,660
VanEck Gold Miners ETF	25,586	733,295
Vanguard Information Technology ETF	14,652	$4,679,995
		22,348,848
Total Investment Companies
( Cost $34,410,526 )		34,748,264

	Shares	Value (Note 2,3)
SHORT-TERM INVESTMENTS - 12.8%
State Street Institutional U.S.
Government Money Market Fund, Premier Class, (C), 4.11%	5,003,377	$5,003,377
State Street Navigator Securities
Lending Government Money Market Portfolio, (C) (D), 4.34%	91,850	91,850
Total Short-Term Investments
( Cost $5,095,227 )		5,095,227
TOTAL INVESTMENTS - 100.2%
( Cost $39,505,753** )		39,843,491
NET OTHER ASSETS AND LIABILITIES - (0.2%)		(80,740)

TOTAL NET ASSETS - 100.0%		$39,762,751

**	Aggregate cost for Federal tax purposes was $39,729,635.
(A)	Affiliated Company (see Note 12).
(B)	All or a portion of these securities, with an aggregate fair value of $89,672, are on loan as part of a securities lending program. See footnote (D) and Note 10 for details on the securities lending program.
(C)	7-day yield.
(D)	Represents investments of cash collateral received in connection with securities lending.

ETF	Exchange Traded Fund.
FTSE	The Financial Times Stock Exchange. SPDR Standard & Poor’s Depositary Receipt.

See accompanying Notes to Financial Statements.

33

Ultra Series Fund | December 31, 2022

Core Bond Fund Portfolio of Investments

	Par Value	Value (Note 2,3)
ASSET BACKED SECURITIES - 3.2%
CCG Receivables Trust, Series 2020-1, Class A2 (A), 0.54%, 12/14/27	$68,417	$67,087
CNH Equipment Trust, Series 2019-A, Class A4, 3.22%, 1/15/26	143,917	143,837
Donlen Fleet Lease Funding 2 LLC, Series 2021-2, Class A2 (A), 0.56%, 12/11/34	247,840	239,497
Enterprise Fleet Financing LLC, Series 2019-3, Class A2 (A), 2.06%, 5/20/25	13,795	13,769
Enterprise Fleet Financing LLC, Series 2022-4,Class A2, 5.76%, 10/22/29	250,000	251,276
JPMorgan Chase Bank NA, Series 2020-2, Class B (A), 0.84%, 2/25/28	58,704	57,315
JPMorgan Chase Bank NA, Series 2021-1, Class B (A), 0.875%, 9/25/28	90,758	87,733
JPMorgan Chase Bank NA, Series 2021-2, Class B (A), 0.889%, 12/26/28	107,756	102,983
JPMorgan Chase Bank NA, Series 2021-3, Class C (A), 0.86%, 2/26/29	224,968	211,642
LAD Auto Receivables Trust, Series 2021- 1A, Class A (A), 1.3%, 8/17/26	203,284	197,552
LAD Auto Receivables Trust, Series 2022- 1A, Class A (A), 5.21%, 6/15/27	219,391	215,884
Santander Revolving Auto Loan Trust, Series 2019-A, Class C (A), 3%, 1/26/32	300,000	278,656
Synchrony Credit Card Master Note Trust, Series 2018-2, Class C, 3.87%, 5/15/26	500,000	495,864
Verizon Owner Trust, Series 2020-A, Class B, 1.98%, 7/22/24	250,000	247,615

Total Asset Backed Securities
( Cost $2,716,254 )		2,610,710

COLLATERALIZED MORTGAGE
OBLIGATIONS - 4.1%
Bunker Hill Loan Depositary Trust, Series 2019-2, Class A1 (A) (B), 2.879%, 7/25/49	99,777	91,811
CIM Trust, Series 2021-J2, Class A4 (A) (C) (D), 2.5%, 4/25/51	303,704	264,153
Federal Home Loan Mortgage Corp. REMICS, Series 4066, Class DI, IO, 3%, 6/15/27	574,862	24,591
Federal Home Loan Mortgage Corp. STACR REMIC Trust, Series 2021-DNA3, Class M1, (SOFR30A + 0.750%) (A) (D), 4.678%, 10/25/33	215,888	214,139
Federal National Mortgage Association REMICS, Series 2015-12, Class NI, IO, 3.5%, 3/25/30	619,295	50,177
Federal National Mortgage Association REMICS, Series 2011-31, Class DB, 3.5%, 4/25/31	133,728	128,620

	Par Value	Value (Note 2,3)
Federal National Mortgage Association REMICS, Series 2011-36, Class QB, 4%, 5/25/31	$202,907	$198,299
Federal National Mortgage Association REMICS, Series 2005-79, Class LT, 5.5%, 9/25/35	195,308	198,533
Federal National Mortgage Association REMICS, Series 2020-44, Class TI, IO, 5.5%, 12/25/35	1,667,713	265,002
Federal National Mortgage Association REMICS, Series 2016-21, Class BA, 3%, 3/25/42	44,056	43,433
GCAT Trust, Series 2021-NQM1, Class A1 (A) (C) (D), 0.874%, 1/25/66	184,938	155,458
Government National Mortgage
Association REMICS, Series 2015-53, Class IL, IO, 3%, 9/20/44	65,566	833
JPMorgan Mortgage Trust, Series 2019-5, Class A3 (A) (C) (D), 4%, 11/25/49	18,295	16,953
JPMorgan Mortgage Trust, Series 2019-7, Class A3 (A) (C) (D), 3.5%, 2/25/50	66,752	59,123
JPMorgan Mortgage Trust, Series 2021-1, Class A3 (A) (C) (D), 2.5%, 6/25/51	326,951	263,323
JPMorgan Mortgage Trust, Series 2021-6, Class A4 (A) (C) (D), 2.5%, 10/25/51	497,222	426,853
JPMorgan Wealth Management, Series 2020-ATR1, Class A3 (A) (C) (D), 3%, 2/25/50	148,750	124,446
PSMC Trust, Series 2019-2, Class A1 (A) (C) (D), 3.5%, 10/25/49	5,077	4,945
PSMC Trust, Series 2020-2, Class A2 (A) (C) (D), 3%, 5/25/50	69,848	60,788
PSMC Trust, Series 2021-1, Class A11 (A) (C) (D), 2.5%, 3/25/51	183,633	158,104
RCKT Mortgage Trust, Series 2021-6, Class A5 (A) (C) (D), 2.5%, 12/25/51	290,073	249,021
Sequoia Mortgage Trust, Series 2013-7, Class A2 (C) (D), 3%, 6/25/43	246,591	215,631
Towd Point HE Trust, Series 2021-HE1, Class A1 (A) (C) (D), 0.918%, 2/25/63	171,817	160,661
Wells Fargo Mortgage-Backed Securities Trust, Series 2019-2, Class A1 (A) (C) (D), 4%, 4/25/49	9,355	8,944

Total Collateralized Mortgage Obligations
( Cost $4,063,525 )		3,383,841

COMMERCIAL MORTGAGE-BACKED
SECURITIES - 1.8%
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates, Series KJ17, Class A2, 2.982%, 11/25/25	164,979	158,998

See accompanying Notes to Financial Statements.

34

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Core Bond Fund Portfolio of Investments - continued

	Par Value	Value (Note 2,3)
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates, Series K059, Class X1, IO (C) (D), 0.304%, 9/25/26	$11,437,160	$104,042
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates, Series K066, Class A2, 3.117%, 6/25/27	650,000	615,693
Federal National Mortgage Association- Aces, Series 2017-M15, Class ATS2 (C) (D), 3.158%, 11/25/27	214,195	203,311
FREMF Mortgage Trust, Series 2015-K44, Class B (A) (C) (D), 3.719%, 1/25/48	450,000	428,340
GSAMP Trust, Series 2006-S5, Class M5 (C), 7.488% 9/25/36	4,940,000	—

Total Commercial Mortgage-Backed
Securities ( Cost $1,609,595 )		1,510,384

CORPORATE NOTES AND BONDS - 29.4%
Communication Services - 2.8%
AT&T, Inc., 2.25%, 2/1/32	500,000	393,375
CCO Holdings LLC/CCO Holdings Capital Corp. (A), 4.75%, 3/1/30	200,000	170,511
Charter Communications Operating LLC/
Charter Communications Operating
Capital, 4.908%, 7/23/25	400,000	392,360
Discovery Communications LLC, 5%, 9/20/37	125,000	101,075
Expedia Group, Inc., 3.25%, 2/15/30	350,000	297,647
SBA Communications Corp., 3.875%, 2/15/27	250,000	225,847
T-Mobile USA, Inc., 2.625%, 4/15/26	225,000	206,145
Verizon Communications, Inc., 3.875%, 2/8/29	300,000	282,085
Verizon Communications, Inc., 4.4%, 11/1/34	300,000	275,858
		2,344,903
Consumer Discretionary - 2.2%
7-Eleven, Inc. (A), 1.8%, 2/10/31	300,000	229,324
American Airlines, Inc./AAdvantage Loyalty IP Ltd. (A), 5.5%, 4/20/26	200,000	192,276
Clarios Global LP/Clarios U.S. Finance Co. (A), 6.25%, 5/15/26	150,000	146,569
Hilton Domestic Operating Co., Inc. (A), 5.375%, 5/1/25	200,000	197,961
Lowe’s Cos., Inc., 3%, 10/15/50	500,000	320,169
Lowe’s Cos., Inc., 4.25%, 4/1/52	250,000	199,813
McDonald’s Corp., 4.875%, 12/9/45	400,000	372,289
Tractor Supply Co., 1.75%, 11/1/30	200,000	153,945
		1,812,346

	Par Value	Value (Note 2,3)
Consumer Staples - 1.5%
General Mills, Inc., 2.875%, 4/15/30	$200,000	$173,056
Hormel Foods Corp., 1.8%, 6/11/30	200,000	163,016
Keurig Dr Pepper, Inc., 3.8%, 5/1/50	300,000	226,996
Mars, Inc. (A), 3.875%, 4/1/39	350,000	298,601
Mars, Inc. (A), 2.375%, 7/16/40	350,000	238,617
Performance Food Group, Inc. (A), 5.5%, 10/15/27	150,000	141,475
		1,241,761
Energy - 3.1%
Eastern Gas Transmission & Storage, Inc., 3%, 11/15/29	150,000	129,799
Energy Transfer LP, 5.25%, 4/15/29	300,000	290,972
EnLink Midstream Partners LP (E), 5.45%, 6/1/47	550,000	440,901
Kinder Morgan, Inc., 5.55%, 6/1/45	300,000	274,704
Marathon Petroleum Corp., 4.7%, 5/1/25	275,000	270,996
MPLX LP, 4.8%, 2/15/29	50,000	47,968
MPLX LP, 2.65%, 8/15/30	200,000	163,195
ONEOK, Inc., 5.85%, 1/15/26	100,000	101,298
Phillips 66, 2.15%, 12/15/30	250,000	200,626
Pioneer Natural Resources Co., 2.15%, 1/15/31	200,000	159,124
Sunoco LP/Sunoco Finance Corp., 6%, 4/15/27	150,000	147,705
Valero Energy Corp., 4%, 6/1/52	100,000	75,482
Valero Energy Partners LP, 4.5%, 3/15/28	250,000	242,807
		2,545,577
Financials - 9.5%
Aflac, Inc., 4.75%, 1/15/49	400,000	356,949
Air Lease Corp., 1.875%, 8/15/26	250,000	217,444
American Express Co., 5.85%, 11/5/27	250,000	259,996
Bank of America Corp., (5 year CMT + 2.000%) (D), 3.846%, 3/8/37	150,000	124,600
Belrose Funding Trust (A), 2.33%, 8/15/30	200,000	151,919
Berkshire Hathaway Finance Corp., 3.85%, 3/15/52	225,000	181,929
BlackRock, Inc., 2.1%, 2/25/32	350,000	282,637
Capital One Financial Corp., (SOFRRATE + 2.057%) (D), 4.927%, 5/10/28	200,000	193,682
Citigroup, Inc., (SOFRRATE + 2.086%) (D), 4.91%, 5/24/33	250,000	234,892
Discover Bank, 3.45%, 7/27/26	75,000	69,161
Empower Finance 2020 LP (A), 3.075%, 9/17/51	125,000	78,434
Fifth Third Bancorp, 2.55%, 5/5/27	175,000	157,344
Fifth Third Bancorp, (SOFRRATE + 1.660%) (D), 4.337%, 4/25/33	200,000	183,353
GLP Capital LP/GLP Financing II, Inc. (E), 3.25%, 1/15/32	200,000	159,877

See accompanying Notes to Financial Statements.

35

Ultra Series Fund | December 31, 2022

Core Bond Fund Portfolio of Investments - continued

	Par Value	Value (Note 2,3)
Goldman Sachs BDC, Inc., 2.875%, 1/15/26	$200,000	$183,900
Goldman Sachs Group, Inc., (SOFRRATE + 0.913%) (D), 1.948%, 10/21/27	250,000	218,887
Huntington Bancshares, Inc., (5 year CMT + 1.170%) (D), 2.487%, 8/15/36	500,000	360,782
Huntington National Bank, (SOFRRATE + 1.205%) (D), 4.008%, 5/16/25	250,000	244,827
Intercontinental Exchange, Inc., 4.6%, 3/15/33	250,000	239,941
Jefferies Financial Group, Inc., 2.625%, 10/15/31	250,000	191,072
JPMorgan Chase & Co., (TSFR3M + 0.695%) (D), 1.04%, 2/4/27	400,000	348,881
KKR Group Finance Co. VIII LLC (A), 3.5%, 8/25/50	250,000	168,407
Liberty Mutual Group, Inc. (A), 4.569%, 2/1/29	400,000	373,838
Liberty Mutual Group, Inc. (A), 3.95%, 5/15/60	150,000	98,773
Morgan Stanley, (SOFRRATE + 1.020%) (D), 1.928%, 4/28/32	250,000	189,267
NASDAQ, Inc., 1.65%, 1/15/31	200,000	153,401
Old Republic International Corp., 3.85%, 6/11/51	250,000	172,736
Omega Healthcare Investors, Inc., 3.375%, 2/1/31	225,000	173,696
PNC Bank NA, 2.7%, 10/22/29	125,000	105,727
Public Storage, 1.95%, 11/9/28	125,000	106,842
Regions Financial Corp. (E), 1.8%, 8/12/28	495,000	421,288
State Street Corp., (SOFRRATE + 1.490%) (D), 3.031%, 11/1/34	125,000	105,414
Teachers Insurance & Annuity Association of America (A), 3.3%, 5/15/50	300,000	209,036
Truist Bank, 2.25%, 3/11/30	325,000	263,515
Truist Financial Corp., (SOFRRATE + 0.609%) (D), 1.267%, 3/2/27	300,000	265,967
Wells Fargo & Co., (SOFRRATE + 2.100%) (D), 2.393%, 6/2/28	250,000	220,983
Western Union Co., 2.85%, 1/10/25	125,000	119,095
Weyerhaeuser Co., 3.375%, 3/9/33	250,000	209,731
		7,798,223
Health Care – 1.9%
Baxter International, Inc., 2.272%, 12/1/28	300,000	255,970
Block, Inc., 2.75%, 6/1/26	300,000	268,020
Centene Corp., 2.45%, 7/15/28	300,000	252,967
Cigna Corp., 4.375%, 10/15/28	50,000	48,316

Cigna Corp., 4.9%, 12/15/48	200,000	181,537

	Par Value	Value (Note 2,3)
CVS Health Corp., 5.125%, 7/20/45	$250,000	$226,845
Gartner, Inc. (A) (E), 4.5%, 7/1/28	150,000	139,849
Health Care Service Corp. A Mutual Legal
Reserve Co. (A), 2.2%, 6/1/30	250,000	201,546
		1,575,050
Industrials - 3.9%
Ball Corp., 4.875%, 3/15/26	250,000	242,275
Boeing Co., 3.625%, 2/1/31	200,000	176,071
Boeing Co., 5.805%, 5/1/50	350,000	325,861
Carlisle Cos., Inc., 3.5%, 12/1/24	200,000	193,363
Carrier Global Corp., 3.577%, 4/5/50	150,000	107,706
Otis Worldwide Corp., 2.565%, 2/15/30	300,000	252,754
Quanta Services, Inc., 2.9%, 10/1/30	250,000	206,182
TD SYNNEX Corp., 1.75%, 8/9/26	500,000	425,520
TD SYNNEX Corp., 2.65%, 8/9/31	200,000	152,034
Textron, Inc., 2.45%, 3/15/31	250,000	200,867
TransDigm, Inc. (A), 6.25%, 3/15/26	200,000	197,238
United Rentals North America, Inc., 5.5%, 5/15/27	300,000	296,160
Vulcan Materials Co., 3.5%, 6/1/30	200,000	176,948
WRKCo, Inc., 3.9%, 6/1/28	250,000	230,142
		3,183,121
Information Technology - 2.2%
Broadcom, Inc. (A), 3.187%, 11/15/36	12,000	8,647
Dell International LLC/EMC Corp., 8.35%, 7/15/46	62,000	71,024
Dell International LLC/EMC Corp. (A), 3.45%, 12/15/51	275,000	169,571
Fiserv, Inc., 3.5%, 7/1/29	200,000	180,450
HP, Inc., 2.65%, 6/17/31	400,000	312,662
Intuit, Inc., 1.65%, 7/15/30	250,000	201,105
Iron Mountain, Inc. (A), 4.5%, 2/15/31	125,000	102,743
Lam Research Corp., 1.9%, 6/15/30	350,000	286,028
Oracle Corp., 3.95%, 3/25/51	400,000	286,792
VMware, Inc., 2.2%, 8/15/31	250,000	190,328
		1,809,350
Materials - 1.0%
Arconic Corp. (A), 6%, 5/15/25	150,000	147,465
Celanese U.S. Holdings LLC, 6.165%, 7/15/27	150,000	148,164
DuPont de Nemours, Inc., 4.725%, 11/15/28	300,000	296,371
LYB International Finance III LLC, 3.625%, 4/1/51	400,000	269,720
		861,720
Utilities - 1.3%
AES Corp., 1.375%, 1/15/26	225,000	200,019
Berkshire Hathaway Energy Co., 1.65%, 5/15/31	200,000	154,800

See accompanying Notes to Financial Statements.

36

Ultra Series Fund | December 31, 2022

Core Bond Fund Portfolio of Investments - continued

	Par Value	Value (Note 2,3)
Duke Energy Corp., 3.75%, 9/1/46	$400,000	$298,759
Interstate Power & Light Co., 3.5%, 9/30/49	225,000	161,459
Wisconsin Electric Power Co., 1.7%, 6/15/28	250,000	212,985
		1,028,022

Total Corporate Notes and Bonds
( Cost $28,579,363 )		24,200,073

FOREIGN CORPORATE BONDS - 2.6%
Communication Services - 0.5%
Alibaba Group Holding Ltd. (E), 2.125%, 2/9/31	250,000	199,685
Vodafone Group PLC, 5%, 5/30/38	250,000	231,181
		430,866
Financials - 1.4%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 1.75%, 1/30/26	300,000	264,267
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 4.625%, 10/15/27	200,000	186,055
Avolon Holdings Funding Ltd. (A), 2.125%, 2/21/26	300,000	258,342
Toronto-Dominion Bank, 4.456%, 6/8/32	250,000	238,229
UBS Group AG, (1 year CMT + 2.050%) (A) (D), 4.703%, 8/5/27	200,000	193,531
		1,140,424
Health Care - 0.7%
Royalty Pharma PLC, 2.2%, 9/2/30	200,000	156,848
Royalty Pharma PLC, 3.55%, 9/2/50	250,000	160,951
STERIS Irish FinCo UnLtd Co. (E), 3.75%,
3/15/51	350,000	250,595
		568,394

Total Foreign Corporate Bonds
( Cost $2,522,453 )		2,139,684

LONG TERM MUNICIPAL BONDS - 2.1%
General - 2.1%
Hillsboro School District No 1J, General
Obligation, 4.35%, 6/30/34	800,000	754,264
Metropolitan Transportation Authority
Revenue, 6.548%, 11/15/31	1,000,000	1,016,416

Total Long Term Municipal Bonds
( Cost $2,018,722 )		1,770,680

	Par Value	Value (Note 2,3)
MORTGAGE BACKED SECURITIES - 23.2%
Fannie Mae - 15.1%
3%, 9/1/30 Pool # 890696	$380,400	$364,281
3%, 12/1/30 Pool # AL8924	155,701	149,493
7%, 11/1/31 Pool # 607515	12,767	13,022
3.5%, 12/1/31 Pool # MA0919	42,050	40,776
6.5%, 3/1/32 Pool # 631377	15,054	15,431
7%, 5/1/32 Pool # 644591	4,823	4,825
6.5%, 6/1/32 Pool # 545691	87,953	91,266
3.5%, 8/1/32 Pool # MA3098	45,262	43,791
5.5%, 11/1/33 Pool # 555880	132,563	135,371
4%, 2/1/35 Pool # MA2177	455,917	439,549
5%, 8/1/35 Pool # 829670	147,122	148,796
5%, 9/1/35 Pool # 835699	211,628	213,660
5%, 9/1/35 Pool # 820347	227,032	232,051
3.5%, 12/1/35 Pool # MA2473	258,017	247,000
5%, 12/1/35 Pool # 850561	59,531	60,634
4%, 6/1/36 Pool # AL8618	119,806	115,503
5.5%, 10/1/36 Pool # 901723	52,726	52,921
6.5%, 10/1/36 Pool # 894118	211,659	217,806
6%, 11/1/36 Pool # 902510	220,424	230,237
6%, 10/1/37 Pool # 947563	188,756	197,245
6.5%, 8/1/38 Pool # 987711	278,169	295,715
3%, 11/1/39 Pool # MA3831	53,641	48,775
4%, 1/1/41 Pool # AB2080	461,332	443,584
2.5%, 5/1/41 Pool # MA4334	423,312	372,907
4.5%, 7/1/41 Pool # AB3274	187,298	185,863
5.5%, 7/1/41 Pool # AL6588	412,431	427,975
4%, 9/1/41 Pool # AJ1406	215,500	207,214
3.5%, 6/1/42 Pool # AO4136	464,536	435,451
4%, 6/1/42 Pool # MA1087	124,704	119,906
3.5%, 8/1/42 Pool # AP2133	217,245	203,644
3.5%, 9/1/42 Pool # AB6228	389,646	365,250
4%, 10/1/42 Pool # AP7363	310,948	298,667
3.5%, 3/1/43 Pool # AT0310	280,073	262,531
4%, 1/1/45 Pool # AS4257	64,493	61,851
4.5%, 2/1/45 Pool # MA2193	251,773	247,586
3.5%, 11/1/45 Pool # BA4907	142,411	132,600
3.5%, 12/1/45 Pool # AS6309	118,935	110,741
4.5%, 10/1/46 Pool # MA2783	22,955	22,528
4%, 12/1/46 Pool # BD2379	76,800	73,463
3%, 1/1/47 Pool # BE0108	237,896	213,419
2.5%, 12/1/47 Pool # FM3165	477,660	412,504
4%, 7/1/48 Pool # MA3415	115,990	110,489
4%, 11/1/50 Pool # FM5530	315,250	298,605
4%, 5/1/52 Pool # CB3627	734,639	690,231

See accompanying Notes to Financial Statements.

37

Ultra Series Fund | December 31, 2022

Core Bond Fund Portfolio of Investments - continued

	Par Value	Value (Note 2,3)
4%, 5/1/52 Pool # CB3678	$244,787	$230,037
4%, 5/1/52 Pool # FS1704	187,106	177,250
3.5%, 6/1/52 Pool # CB3845	729,980	666,274
4.5%, 8/1/52 Pool # CB4383	745,689	722,445
4.5%, 8/1/52 Pool # FS2605	482,486	465,027
5%, 10/1/52 Pool # MA4785	491,099	484,610
5.5%, 10/1/52 Pool # MA4786	340,732	342,091
5%, 11/1/52 Pool # MA4806	247,333	244,066
		12,386,957
Freddie Mac - 8.1%
4.5%, 2/1/25 Pool # J11722	20,778	20,775
4.5%, 5/1/25 Pool # J12247	41,022	40,980
8%, 6/1/30 Pool # C01005	5,650	5,946
7%, 3/1/31 Pool # C48129	29,101	29,059
2.5%, 2/1/32 Pool # ZS8641	105,699	98,946
5.5%, 11/1/34 Pool # A28282	172,459	173,637
2.5%, 6/1/35 Pool # RC1421	183,343	168,148
5.5%, 1/1/37 Pool # G04593	89,319	92,744
2%, 3/1/41 Pool # RB5105	405,763	346,158
4%, 10/1/41 Pool # Q04092	217,532	209,398
3%, 9/1/42 Pool # C04233	592,395	540,483
3%, 4/1/43 Pool # V80025	785,850	716,970
3%, 4/1/43 Pool # V80026	774,001	706,156
3.5%, 8/1/44 Pool # Q27927	210,946	197,175
3%, 7/1/45 Pool # G08653	253,608	228,409
3.5%, 8/1/45 Pool # Q35614	344,667	321,523
3%, 10/1/46 Pool # G60722	395,820	355,471
4%, 3/1/47 Pool # Q46801	101,474	97,144
3.5%, 12/1/47 Pool # Q52955	145,313	134,968
2.5%, 4/1/48 Pool # QA2240	379,220	327,071
3%, 7/1/49 Pool # QA1033	207,560	183,817
3.5%, 4/1/52 Pool # SD0960	729,957	669,693
3.5%, 5/1/52 Pool # RA7380	243,045	221,864
3.5%, 5/1/52 Pool # QE2363	192,327	175,182
5.5%, 11/1/52 Pool # SD1859	248,461	250,904
4.5%, 12/1/52 Pool # SD1921	349,364	339,122
		6,651,743
Ginnie Mae - 0.0%
6.5%, 2/20/29 Pool # 2714	18,339	18,797
6.5%, 4/20/31 Pool # 3068	13,353	13,934
		32,731

Total Mortgage Backed Securities
( Cost $20,507,387 )		19,071,431

	Par Value	Value (Note 2,3)
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 31.6%
U.S. Treasury Bonds - 10.7%
6.625%, 2/15/27	$2,000,000	$2,188,203
4.500%, 5/15/38	2,000,000	2,136,406
3.750%, 8/15/41	1,500,000	1,431,914
3.000%, 5/15/45	750,000	622,558
2.500%, 5/15/46	500,000	376,055
3.375%, 11/15/48	500,000	444,766
1.250%, 5/15/50	1,500,000	815,801
1.875%, 2/15/51	1,250,000	802,295
		8,817,998
U.S. Treasury Notes - 20.9%
2.250%, 11/15/25	1,500,000	1,421,074
0.375%, 1/31/26	1,500,000	1,335,879
1.500%, 8/15/26	2,500,000	2,281,445
2.375%, 5/15/27	3,000,000	2,801,250
2.875%, 5/15/28	3,200,000	3,025,125
2.625%, 2/15/29	2,500,000	2,315,625
0.625%, 8/15/30	1,750,000	1,381,611
1.375%, 11/15/31	3,250,000	2,654,590
		17,216,599

Total U.S. Government and Agency
Obligations ( Cost $28,837,584 )		26,034,597

	Shares
SHORT-TERM INVESTMENTS - 1.6%
State Street Institutional U.S. Government Money Market Fund, Premier Class, (F), 4.11%	656,303	656,303
State Street Navigator Securities Lending Government Money Market Portfolio, (F) (G), 4.34%	638,043	638,043

Total Short-Term Investments
( Cost $1,294,346 )		1,294,346
TOTAL INVESTMENTS - 99.6%
( Cost $92,149,229** )		82,015,746
NET OTHER ASSETS AND LIABILITIES - 0.4%		338,296

TOTAL NET ASSETS - 100.0%		$82,354,042

See accompanying Notes to Financial Statements.

38

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Core Bond Fund Portfolio of Investments - continued

**	Aggregate cost for Federal tax purposes was $92,209,554 .
(A)	Security sold within terms of a private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional buyers.”
(B)	Stepped rate security. Rate shown is as of December 31, 2022.
(C)	Coupon rate may change based on changes of the underlying collateral or prepayments of principal. The coupon rate shown represents the rate at December 31, 2022.
(D)	Floating rate or variable rate note. Rate shown is as of December 31, 2022.
(E)	All or a portion of these securities, with an aggregate fair value of $622,648, are on loan as part of a securities lending program. See footnote (G) and Note 10 for details on the securities lending program.

(F)	7-day yield.
(G)	Represents investments of cash collateral received in connection with securities lending.
BDC	Business Development Company. CMT Constant Maturity Treasury. DAC Designated Activity Company.
FREMF	Freddie Mac Multifamily.
IO	Interest Only.
LLC	Limited Liability Company. LP Limited Partnership. PLC Public Limited Company.
REMIC	Real Estate Mortgage Investment Conduit. SOFR Secured Overnight Financing Rate.
SOFR30A	30-day SOFR Average.
STACR	Structured Agency Credit Risk TSFR3M 3 Months USD Term SOFR
USD	United States Dollar

See accompanying Notes to Financial Statements.

39

Ultra Series Fund | December 31, 2022

High Income Fund Portfolio of Investments

	Par Value	Value (Note 2,3)
CORPORATE NOTES AND BONDS - 87.2%
Communication Services - 16.2%
Advantage Sales & Marketing, Inc. (A), 6.5%, 11/15/28	$150,000	$114,353
Cars.com, Inc. (A), 6.375%, 11/1/28	150,000	133,273
CCO Holdings LLC/CCO Holdings Capital Corp. (A), 4.75%, 3/1/30	145,000	123,621
Frontier Communications Holdings LLC (A), 5%, 5/1/28	225,000	195,372
Hughes Satellite Systems Corp., 5.25%, 8/1/26	225,000	215,820
Lamar Media Corp., 4.875%, 1/15/29	180,000	165,272
Level 3 Financing, Inc. (A), 4.25%, 7/1/28	180,000	141,786
Millennium Escrow Corp. (A) (B), 6.625%, 8/1/26	225,000	144,012
Netflix, Inc., 6.375%, 5/15/29	125,000	128,661
Outfront Media Capital LLC/Outfront Media Capital Corp. (A), 4.25%, 1/15/29	125,000	103,716
SBA Communications Corp., 3.875%, 2/15/27	250,000	225,847
Sprint LLC, 7.125%, 6/15/24	275,000	280,507
Viasat, Inc. (A), 6.5%, 7/15/28	150,000	112,533
		2,084,773
Consumer Discretionary - 13.0%
American Airlines, Inc./AAdvantage Loyalty
IP Ltd. (A), 5.5%, 4/20/26	300,000	288,413
Genting New York LLC/GENNY Capital, Inc. (A), 3.3%, 2/15/26	200,000	175,084
Murphy Oil USA, Inc., 5.625%, 5/1/27	400,000	388,404
QVC, Inc., 4.375%, 9/1/28	160,000	95,600
RHP Hotel Properties LP/RHP Finance Corp. (A), 4.5%, 2/15/29	115,000	99,198
RLJ Lodging Trust LP (A), 3.75%, 7/1/26	150,000	133,451
United Airlines, Inc. (A), 4.375%, 4/15/26	125,000	115,866
Vail Resorts, Inc. (A), 6.25%, 5/15/25	200,000	200,000
Williams Scotsman International, Inc. (A) (B), 6.125%, 6/15/25	175,000	173,250
		1,669,266
Consumer Staples - 6.9%
B&G Foods, Inc. (B), 5.25%, 9/15/27	220,000	168,715
Edgewell Personal Care Co. (A), 5.5%, 6/1/28	125,000	116,904
Lamb Weston Holdings, Inc. (A), 4.875%, 5/15/28	125,000	118,438
Lamb Weston Holdings, Inc. (A), 4.125%, 1/31/30	125,000	110,400
Performance Food Group, Inc. (A), 5.5%, 10/15/27	215,000	202,780
U.S. Foods, Inc. (A), 6.25%, 4/15/25	175,000	173,168
		890,405

	Par Value	Value (Note 2,3)
Energy - 3.9%
Berry Petroleum Co. LLC (A), 7%, 2/15/26	$125,000	$114,804
Buckeye Partners LP (A), 4.125%, 3/1/25	150,000	142,933
Sunoco LP/Sunoco Finance Corp., 6%, 4/15/27	150,000	147,705
Sunoco LP/Sunoco Finance Corp., 4.5%, 4/30/30	110,000	95,486
		500,928
Financials - 17.2%
Bread Financial Holdings, Inc. (A) (B), 4.75%, 12/15/24	500,000	443,369
Credit Acceptance Corp. (A), 5.125%, 12/31/24	125,000	117,472
Diversified Healthcare Trust, 9.75%, 6/15/25	75,000	71,847
Enact Holdings, Inc. (A), 6.5%, 8/15/25	250,000	246,250
Home Point Capital, Inc. (A), 5%, 2/1/26	130,000	89,894
Jefferies Finance LLC/JFIN Co-Issuer Corp. (A), 5%, 8/15/28	200,000	163,146
LPL Holdings, Inc. (A), 4%, 3/15/29	150,000	130,515
MGIC Investment Corp., 5.25%, 8/15/28	200,000	184,417
MPT Operating Partnership LP/MPT Finance Corp., (B), 5%, 10/15/27	300,000	252,159
MPT Operating Partnership LP/MPT Finance Corp., 3.5%, 3/15/31	150,000	102,822
NFP Corp. (A), 6.875%, 8/15/28	125,000	103,035
OneMain Finance Corp. (B), 3.875%, 9/15/28	195,000	155,068
Rocket Mortgage LLC/Rocket Mortgage Co.-Issuer, Inc. (A), 3.875%, 3/1/31	200,000	152,655
		2,212,649
Health Care – 3.9%
AdaptHealth LLC (A), 4.625%, 8/1/29	50,000	41,863
HCA, Inc., 5.875%, 2/15/26	250,000	251,854
Legacy LifePoint Health LLC (A), 6.75%, 4/15/25	150,000	141,164
Medline Borrower LP (A), 3.875%, 4/1/29	90,000	72,439
		507,320
Industrials – 18.5%
ADT Security Corp., 4.125%, 6/15/23	225,000	222,762
Brink’s Co. (A), 5.5%, 7/15/25	125,000	122,729
Energizer Holdings, Inc. (A), 4.75%, 6/15/28	190,000	164,655
EnerSys (A), 4.375%, 12/15/27	125,000	112,500
Madison IAQ LLC (A), 4.125%, 6/30/28	200,000	164,000
Roller Bearing Co. of America, Inc. (A) (B), 4.375%, 10/15/29	100,000	86,470
RR Donnelley & Sons Co. (A), 6.125%, 11/1/26	300,000	279,000

See accompanying Notes to Financial Statements.

40

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High Income Fund Portfolio of Investments - continued

	Par Value	Value (Note 2,3)
Sealed Air Corp. (A), 5.125%, 12/1/24	$300,000	$294,750
Sealed Air Corp. (A), 5%, 4/15/29	125,000	117,500
Spirit AeroSystems, Inc. (A), 7.5%, 4/15/25	250,000	247,040
TransDigm, Inc. (A), 6.25%, 3/15/26	275,000	271,202
United Rentals North America, Inc., 5.5%, 5/15/27	100,000	98,720
Waste Pro USA, Inc. (A), 5.5%, 2/15/26	225,000	198,697
		2,380,025
Information Technology - 4.7%
Iron Mountain, Inc. (A), 4.875%, 9/15/27	250,000	229,900
Iron Mountain, Inc. (A), 5.25%, 7/15/30	135,000	117,315
Pitney Bowes, Inc. (A) (B), 6.875%, 3/15/27	210,000	179,527
Playtika Holding Corp. (A) (B), 4.25%, 3/15/29	110,000	86,344
		613,086
Materials - 1.3%
Arconic Corp. (A), 6.125%, 2/15/28	175,000	164,196

Utilities - 1.6%
AmeriGas Partners LP/AmeriGas Finance Corp., 5.875%, 8/20/26	100,000	94,971
Calpine Corp. (A), 3.75%, 3/1/31	135,000	108,659
		203,630

Total Corporate Notes and Bonds
( Cost $12,650,321)		11,226,278

FOREIGN CORPORATE BONDS - 6.7%
Communication Service - 0.4%
Telesat Canada/Telesat LLC (A), 6.5%, 10/15/27	175,000	50,619

Consumer Discretionary - 4.1%
Carnival Corp. (A), 5.75%, 3/1/27	200,000	142,808
Hawaiian Brand Intellectual Property Ltd./
HawaiianMiles Loyalty Ltd. (A), 5.75%, 1/20/26	175,000	158,375
International Game Technology PLC (A), 4.125%, 4/15/26	250,000	233,164
		534,347
Health Care - 2.2%
Mallinckrodt International Finance SA/
Mallinckrodt CB LLC (A) (C), 10%, 4/15/25	425,000	282,625

Total Foreign Corporate Bonds
( Cost $1,249,662)		867,591

	Par Value	Value (Note 2,3)
EXCHANGE TRADED FUNDS - 3.4%
Bond Funds - 3.4%
iShares iBoxx High Yield Corporate Bond ETF	5,900	$434,417
Total Exchange Traded Funds
( Cost $508,730)		434,417
SHORT-TERM INVESTMENTS - 12.9%
State Street Institutional U.S. Government
Money Market Fund, Premier Class, (D), 4.11%	168,131	168,131
State Street Navigator Securities Lending
Government Money Market Portfolio, (D) (E), 4.34%	1,487,923	1,487,923
Total Short-Term Investments
( Cost $1,656,054)		1,656,054
TOTAL INVESTMENTS - 110.2%
( Cost $16,064,767**)		14,184,340
NET OTHER ASSETS AND LIABILITIES - (10.2%)		(1,309,178)

TOTAL NET ASSETS - 100.0%		$12,875,162

**	Aggregate cost for Federal tax purposes was $16,054,007.
(A)	Security sold within terms of a private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional buyers.”
(B)	All or a portion of these securities, with an aggregate fair value of $1,456,691, are on loan as part of a securities lending program. See footnote (E) and Note 10 for details on the securities lending program.

(C)	In default. Issuer is bankrupt.
(D)	7-day yield.
(E)	Represents investments of cash collateral received in connection with securities lending.
ETF	Exchange Traded Fund.
LLC	Limited Liability Company.
LP	Limited Partnership.
PLC	Public Limited Company.

See accompanying Notes to Financial Statements.

41

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Diversified Income Fund Portfolio of Investments

	Shares	Value (Note 2,3)
COMMON STOCKS - 69.1%
Communication Service - 1.9%
Comcast Corp., Class A	105,000	$3,671,850

Consumer Discretionary - 6.2%
Home Depot, Inc.	14,750	4,658,935
Lowe’s Cos., Inc.	7,200	1,434,528
McDonald’s Corp.	9,350	2,464,006
Starbucks Corp.	21,600	2,142,720
Target Corp.	7,800	1,162,512
		11,862,701
Consumer Staples - 5.6%
Archer-Daniels-Midland Co.	42,200	3,918,270
Coca-Cola Co.	36,700	2,334,487
PepsiCo, Inc.	12,750	2,303,415
Procter & Gamble Co.	14,550	2,205,198
		10,761,370
Energy - 7.6%
Baker Hughes Co.	126,600	3,738,498
Chevron Corp.	21,850	3,921,856
EOG Resources, Inc.	25,750	3,335,140
Kinder Morgan, Inc.	191,100	3,455,088
		14,450,582
Financials - 14.3%
Aflac, Inc.	47,150	3,391,971
BlackRock, Inc.	5,725	4,056,907
CME Group, Inc.	23,600	3,968,576
JPMorgan Chase & Co.	30,600	4,103,460
Morgan Stanley	40,300	3,426,306
Northern Trust Corp.	23,350	2,066,242
Travelers Cos., Inc.	25,350	4,752,871
U.S. Bancorp	35,921	1,566,515
		27,332,848
Health Care - 9.9%
Bristol-Myers Squibb Co.	40,800	2,935,560
CVS Health Corp.	46,400	4,324,016
Johnson & Johnson	28,250	4,990,362
Medtronic PLC	41,000	3,186,520
Pfizer, Inc.	68,250	3,497,130
		18,933,588
Industrials - 10.1%
Caterpillar, Inc.	17,750	4,252,190
Emerson Electric Co.	24,250	2,329,455
Fastenal Co.	51,450	2,434,614
Honeywell International, Inc.	18,100	3,878,830
PACCAR, Inc.	42,450	4,201,276
Union Pacific Corp.	10,300	2,132,821
		19,229,186

	Shares	Value (Note 2,3)
Information Technology - 6.8%
Analog Devices, Inc.	9,250	$1,517,278
Automatic Data Processing, Inc.	7,850	1,875,051
Cisco Systems, Inc.	99,500	4,740,180
Paychex, Inc.	12,650	1,461,834
Texas Instruments, Inc.	21,200	3,502,664
		13,097,007
Materials - 3.3%
Air Products & Chemicals, Inc.	14,000	4,315,640
Newmont Corp.	41,100	1,939,920
		6,255,560
Real Estate - 1.4%
American Tower Corp., REIT	12,950	2,743,587

Utilities - 2.0%
Dominion Energy, Inc.	61,500	3,771,180
Total Common Stocks
( Cost $96,963,432)		132,109,459

	Par Value
ASSET BACKED SECURITIES - 0.8%
CCG Receivables Trust, Series 2020-1, Class A2 (A), 0.54%, 12/14/27	$22,806	22,362
CNH Equipment Trust, Series 2019-A, Class A4, 3.22%, 1/15/26	83,152	83,106
Donlen Fleet Lease Funding 2 LLC, Series 2021-2, Class A2 (A), 0.56%, 12/11/34	110,151	106,443
Enterprise Fleet Financing LLC, Series 2019-3, Class A2 (A), 2.06%, 5/20/25	13,795	13,769
Enterprise Fleet Financing LLC, Series 2022-4,Class A2, 5.76%, 10/22/29	150,000	150,766
JPMorgan Chase Bank NA, Series 2020- 2, Class B (A), 0.84%, 2/25/28	58,704	57,314
JPMorgan Chase Bank NA, Series 2021- 1, Class B (A), 0.875%, 9/25/28	90,758	87,733
JPMorgan Chase Bank NA, Series 2021- 2, Class B (A), 0.889%, 12/26/28	107,756	102,983
JPMorgan Chase Bank NA, Series 2021- 3, Class C (A), 0.86%, 2/26/29	142,480	134,040
LAD Auto Receivables Trust, Series 2021- 1A, Class A (A), 1.3%, 8/17/26	101,642	98,776
LAD Auto Receivables Trust, Series 2022- 1A, Class A (A), 5.21%, 6/15/27	199,446	196,258
Santander Revolving Auto Loan Trust, Series 2019-A, Class C (A), 3%, 1/26/32	200,000	185,771
Synchrony Credit Card Master Note Trust, Series 2018-2, Class C, 3.87%, 5/15/26	100,000	99,173
Verizon Owner Trust, Series 2020-A, Class B, 1.98%, 7/22/24	150,000	148,569

Total Asset Backed Securities
( Cost $1,541,245)		$1,487,063

See accompanying Notes to Financial Statements.

42

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Diversified Income Fund Portfolio of Investments - continued

	Par Value	Value (Note 2,3)
COLLATERALIZED MORTGAGE OBLIGATIONS - 1.6%
CIM Trust, Series 2021-J2, Class A4 (A) (B) (C), 2.5%, 4/25/51	$142,920	$124,307
Federal Home Loan Mortgage Corp. REMICS, Series 4037, Class B, 3%, 4/15/27	220,770	213,416
Federal Home Loan Mortgage Corp. STACR REMIC Trust, Series 2021-DNA3, Class M1, (SOFR30A + 0.750%) (A) (C), 4.678%, 10/25/33	118,738	117,776
Federal National Mortgage Association
Connecticut Avenue Securities, Series 2022-R01, Class 1M1, (SOFR30A + 1.000%) (A) (C), 4.928%, 12/25/41	195,024	192,536
Federal National Mortgage Association REMICS, Series 2011-31, Class DB, 3.5%, 4/25/31	124,813	120,045
Federal National Mortgage Association REMICS, Series 2011-36, Class QB, 4%, 5/25/31	195,196	190,764
Federal National Mortgage Association REMICS, Series 2005-79, Class LT, 5.5%, 9/25/35	178,219	181,162
Federal National Mortgage Association REMICS, Series 2020-44, Class TI, IO, 5.5%, 12/25/35	848,486	134,825
Federal National Mortgage Association REMICS, Series 2016-21, Class BA, 3%, 3/25/42	26,434	26,060
Flagstar Mortgage Trust, Series 2021- 9INV, Class A1 (A) (B) (C), 2.5%, 9/25/41	167,756	145,894
GS Mortgage-Backed Securities Corp. Trust, Series 2020-PJ6, Class A2 (A) (B) (C), 2.5%, 5/25/51	167,960	137,071
JPMorgan Mortgage Trust, Series 2019- 7, Class A3 (A) (B) (C), 3.5%, 2/25/50	42,478	37,624
JPMorgan Mortgage Trust, Series 2021- 1, Class A3 (A) (B) (C), 2.5%, 6/25/51	294,256	236,991
JPMorgan Mortgage Trust, Series 2021- 3, Class A3 (A) (B) (C), 2.5%, 7/25/51	109,500	88,190
JPMorgan Mortgage Trust, Series 2021- 6, Class A4 (A) (B) (C), 2.5%, 10/25/51	307,877	264,306
JPMorgan Wealth Management, Series 2020-ATR1, Class A3 (A) (B) (C), 3%, 2/25/50	44,625	37,334
PSMC Trust, Series 2019-2, Class A1 (A) (B) (C), 3.5%, 10/25/49	3,046	2,967
PSMC Trust, Series 2021-1, Class A11 (A) (B) (C), 2.5%, 3/25/51	$220,359	$189,724

	Par Value	Value (Note 2,3)
RCKT Mortgage Trust, Series 2021-6, Class A5 (A) (B) (C), 2.5%, 12/25/51	$290,073	$249,021
RCKT Mortgage Trust, Series 2022-1, Class A5 (A) (B) (C), 2.5%, 1/25/52	279,256	239,735
Sequoia Mortgage Trust, Series 2013-7, Class A2 (B) (C), 3%, 6/25/43	138,332	120,964
Towd Point HE Trust, Series 2021-HE1, Class A1 (A) (B) (C), 0.918%, 2/25/63	85,908	80,330
Total Collateralized Mortgage Obligations
( Cost $3,496,140 )		3,131,042

COMMERCIAL MORTGAGE-BACKED SECURITIES - 0.5%
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates, Series KJ17, Class A2, 2.982%, 11/25/25	109,986	105,999
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates, Series K066, Class A2, 3.117%, 6/25/27	300,000	284,166
Federal National Mortgage Association- Aces, Series 2022-M1, Class A2 (B) (C), 1.669%, 10/25/31	280,000	222,547
FREMF Mortgage Trust, Series 2015-K44, Class B (A) (B) (C), 3.719%, 1/25/48	300,000	285,560
GSAMP Trust, Series 2006-S5, Class M5 (B), 7.488% 9/25/36	2,190,000	—
Total Commercial Mortgage-Backed
Securities ( Cost $954,519 )		898,272

CORPORATE NOTES AND BONDS - 8.4%
Communication Services - 1.2%
AT&T, Inc., 2.25%, 2/1/32	200,000	157,350
AT&T, Inc., 4.75%, 5/15/46	500,000	425,470
Charter Communications Operating LLC/ Charter Communications Operating Capital, 4.908%, 7/23/25	300,000	294,270
Comcast Corp., 4.15%, 10/15/28	275,000	264,209
Discovery Communications LLC, 5%, 9/20/37	150,000	121,291
eBay, Inc., 1.9%, 3/11/25	50,000	46,830
eBay, Inc. (D), 2.6%, 5/10/31	250,000	205,593
Expedia Group, Inc., 3.25%, 2/15/30	250,000	212,605
Meta Platforms, Inc. (A), 3.85%, 8/15/32	150,000	132,992
T-Mobile USA, Inc., 2.625%, 4/15/26	100,000	91,620
Verizon Communications, Inc., 4.329%, 9/21/28	309,000	297,653
		2,249,883

See accompanying Notes to Financial Statements.

43

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Diversified Income Fund Portfolio of Investments - continued

	Par Value	Value (Note 2,3)
Consumer Discretionary - 0.4%
7-Eleven, Inc. (A), 1.8%, 2/10/31	$125,000	$95,551
Hilton Domestic Operating Co., Inc. (A) (D), 5.375%, 5/1/25	100,000	98,981
Lowe’s Cos., Inc., 3%, 10/15/50	300,000	192,102
Lowe’s Cos., Inc., 4.25%, 4/1/52	125,000	99,907
Southwest Airlines Co., 5.25%, 5/4/25	75,000	$75,324
Tractor Supply Co., 1.75%, 11/1/30	125,000	96,215
Walgreens Boots Alliance, Inc., 3.45%, 6/1/26	123,000	117,066
		775,146
Consumer Staples - 0.5%
Conagra Brands, Inc., 0.5%, 8/11/23	250,000	242,893
GE HealthCare Technologies, Inc. (D), 6.377%, 11/22/52	150,000	161,474
Hormel Foods Corp., 1.8%, 6/11/30	75,000	61,131
Keurig Dr Pepper, Inc., 3.8%, 5/1/50	100,000	75,665
Mars, Inc. (A), 3.875%, 4/1/39	150,000	127,972
Mars, Inc. (A), 2.375%, 7/16/40	250,000	170,441
Performance Food Group, Inc. (A), 5.5%, 10/15/27	50,000	47,158
Sysco Corp., 5.95%, 4/1/30	58,000	60,183
		946,917
Energy - 1.5%
Energy Transfer LP, 5.25%, 4/15/29	100,000	96,991
Exxon Mobil Corp., 4.114%, 3/1/46	375,000	319,978
Kinder Morgan, Inc., 5.55%, 6/1/45	250,000	228,920
Marathon Petroleum Corp., 4.7%, 5/1/25	125,000	123,180
MPLX LP, 4.8%, 2/15/29	150,000	143,904
MPLX LP, 2.65%, 8/15/30	100,000	81,597
Phillips 66 (D), 2.15%, 12/15/30	250,000	200,626
Phillips 66, 4.65%, 11/15/34	275,000	257,613
Pioneer Natural Resources Co., 2.15%, 1/15/31	125,000	99,452
Schlumberger Holdings Corp. (A), 3.9%, 5/17/28	390,000	364,014
Valero Energy Corp., 6.625%, 6/15/37	500,000	534,307
Valero Energy Corp., 4%, 6/1/52	75,000	56,612
Valero Energy Partners LP, 4.5%, 3/15/28	350,000	339,930
		2,847,124
Financials - 2.1%
Air Lease Corp., 1.875%, 8/15/26	150,000	130,467
Bank of America Corp., (SOFRRATE + 1.060%) (C), 2.087%, 6/14/29	100,000	84,323
Bank of America Corp., (5 year CMT + 2.000%) (C), 3.846%, 3/8/37	100,000	83,066
Belrose Funding Trust (A), 2.33%, 8/15/30	100,000	75,959

	Par Value	Value (Note 2,3)
Berkshire Hathaway Finance Corp., 3.85%, 3/15/52	$125,000	$101,072
BlackRock, Inc., 2.1%, 2/25/32	100,000	80,754
Brixmor Operating Partnership LP, 3.65%, 6/15/24	100,000	96,958
Capital One Financial Corp., (SOFRRATE + 2.057%) (C) (D), 4.927%, 5/10/28	125,000	$121,052
Capital One Financial Corp., (SOFRRATE + 1.790%) (C), 3.273%, 3/1/30	100,000	85,679
Citigroup, Inc., (SOFRRATE + 2.086%) (C), 4.91%, 5/24/33	125,000	117,446
Empower Finance 2020 LP (A), 3.075%, 9/17/51	75,000	47,061
Fifth Third Bancorp, 2.55%, 5/5/27	125,000	112,388
Fifth Third Bancorp, (SOFRRATE + 1.660%) (C), 4.337%, 4/25/33	125,000	114,596
GLP Capital LP/GLP Financing II, Inc. (D), 3.25%, 1/15/32	100,000	79,938
Goldman Sachs BDC, Inc., 2.875%, 1/15/26	100,000	91,950
Goldman Sachs Group, Inc., (SOFRRATE + 0.913%) (C), 1.948%, 10/21/27	100,000	87,555
Healthpeak Properties, Inc., 3.25%, 7/15/26	100,000	94,570
Huntington Bancshares, Inc., (5 year CMT + 1.170%) (C), 2.487%, 8/15/36	300,000	216,469
Intercontinental Exchange, Inc., 4.6%, 3/15/33	100,000	95,977
Jefferies Financial Group, Inc., 2.625%, 10/15/31	175,000	133,750
JPMorgan Chase & Co., (TSFR3M + 0.695%) (C), 1.04%, 2/4/27	250,000	218,050
KKR Group Finance Co. VIII LLC (A), 3.5%, 8/25/50	125,000	84,204
Liberty Mutual Group, Inc. (A), 3.95%, 5/15/60	50,000	32,924
Morgan Stanley, 3.875%, 1/27/26	200,000	193,478
Morgan Stanley, (SOFRRATE + 1.020%) (C), 1.928%, 4/28/32	250,000	189,267
NASDAQ, Inc., 1.65%, 1/15/31	175,000	134,226
Omega Healthcare Investors, Inc., 3.375%, 2/1/31	200,000	154,396
Synchrony Financial, 3.7%, 8/4/26	250,000	230,257
Teachers Insurance & Annuity Association of America (A), 3.3%, 5/15/50	100,000	69,679
Truist Bank, 2.25%, 3/11/30	50,000	40,541
Truist Financial Corp., (SOFRRATE + 0.609%) (C), 1.267%, 3/2/27	200,000	177,311
Wells Fargo & Co., (SOFRRATE + 2.100%) (C), 2.393%, 6/2/28	175,000	154,688

See accompanying Notes to Financial Statements.

44

Ultra Series Fund | December 31, 2022

Diversified Income Fund Portfolio of Investments - continued

	Par Value	Value (Note 2,3)
Welltower, Inc., 2.05%, 1/15/29	$150,000	$122,133
Western Union Co., 2.85%, 1/10/25	200,000	190,553
Weyerhaeuser Co., 3.375%, 3/9/33	100,000	83,892
		4,126,629
Health Care - 0.8%
Baxter International, Inc., 2.272%, 12/1/28	300,000	$255,970
Block, Inc., 2.75%, 6/1/26	200,000	178,680
Cigna Corp., 4.375%, 10/15/28	50,000	48,316
Cigna Corp., 4.9%, 12/15/48	100,000	90,768
CVS Health Corp., 5.125%, 7/20/45	400,000	362,952
Gartner, Inc. (A) (D), 4.5%, 7/1/28	100,000	93,233
Health Care Service Corp. A Mutual Legal Reserve Co. (A), 2.2%, 6/1/30	75,000	60,464
UnitedHealth Group, Inc., 3.7%, 8/15/49	150,000	118,418
Zoetis, Inc., 3%, 9/12/27	225,000	208,332
Zoetis, Inc., 3%, 5/15/50	175,000	119,217
		1,536,350
Industrials - 0.8%
Ashtead Capital, Inc. (A), 2.45%, 8/12/31	275,000	212,440
Boeing Co., 3.625%, 2/1/31	125,000	110,045
Boeing Co., 5.805%, 5/1/50	75,000	69,827
Martin Marietta Materials, Inc., 3.2%, 7/15/51	300,000	204,095
Quanta Services, Inc., 2.9%, 10/1/30	150,000	123,709
TD SYNNEX Corp., 2.65%, 8/9/31	50,000	38,009
Textron, Inc., 2.45%, 3/15/31	150,000	120,520
TransDigm, Inc. (A), 6.25%, 3/15/26	100,000	98,619
United Rentals North America, Inc., 5.5%, 5/15/27	250,000	246,800
Vulcan Materials Co., 3.5%, 6/1/30	175,000	154,829
WRKCo, Inc., 3.9%, 6/1/28	50,000	46,028
WRKCo, Inc., 3%, 6/15/33	100,000	79,760
		1,504,681
Information Technology - 0.6%
Broadcom, Inc. (A), 3.187%, 11/15/36	5,000	3,603
Dell International LLC/EMC Corp., 8.35%, 7/15/46	44,000	50,404
Dell International LLC/EMC Corp. (A), 3.45%, 12/15/51	200,000	123,324
HP, Inc., 2.65%, 6/17/31	300,000	234,497
Intel Corp., 3.734%, 12/8/47	435,000	328,498
Intuit, Inc., 1.65%, 7/15/30	100,000	80,442
Iron Mountain, Inc. (A), 4.5%, 2/15/31	100,000	82,194
Oracle Corp., 3.95%, 3/25/51	200,000	143,396
Salesforce, Inc., 2.9%, 7/15/51	150,000	99,055
		1,145,413

	Par Value	Value (Note 2,3)
Materials - 0.2%
DuPont de Nemours, Inc., 4.725%, 11/15/28	$295,000	$291,432
International Flavors & Fragrances, Inc. (A), 1.832%, 10/15/27	250,000	210,146
		501,578
Utilities - 0.3%
AES Corp., 1.375%, 1/15/26	125,000	$111,122
Berkshire Hathaway Energy Co., 1.65%, 5/15/31	125,000	96,750
Florida Power & Light Co., 2.875%, 12/4/51	150,000	101,276
Interstate Power & Light Co., 3.5%, 9/30/49	150,000	107,639
Wisconsin Electric Power Co., 1.7%, 6/15/28	100,000	85,194
		501,981
Total Corporate Notes and Bonds
( Cost $18,823,372 )		16,135,702

FOREIGN CORPORATE BONDS - 0.7%
Communication Service - 0.1%
Thomson Reuters Corp., 4.3%, 11/23/23	200,000	198,587

Financials - 0.4%
AerCap Ireland Capital DAC/AerCap
Global Aviation Trust, 1.75%, 1/30/26	200,000	176,178
AerCap Ireland Capital DAC/AerCap
Global Aviation Trust, 4.625%, 10/15/27	150,000	139,541
Avolon Holdings Funding Ltd. (A), 2.125%, 2/21/26	200,000	172,228
Toronto-Dominion Bank, 4.456%, 6/8/32	100,000	95,292
UBS Group AG, (1 year CMT + 2.050%) (A) (C), 4.703%, 8/5/27	200,000	193,531
		776,770
Health Care - 0.2%
Royalty Pharma PLC, 2.2%, 9/2/30	200,000	156,849
Royalty Pharma PLC, 3.55%, 9/2/50	200,000	128,760
		285,609
Total Foreign Corporate Bonds
( Cost $1,432,621 )		1,260,966
LONG TERM MUNICIPAL BONDS - 0.6%
General - 0.6%
Metropolitan Transportation Authority Revenue, 6.548%, 11/15/31	1,000,000	1,016,416
University of Massachusetts Building Authority Revenue, Series B, 6.573%, 5/1/39	70,000	70,058
Total Long Term Municipal Bonds
( Cost $1,274,058 )		1,086,474

See accompanying Notes to Financial Statements.

45

Ultra Series Fund | December 31, 2022

Diversified Income Fund Portfolio of Investments - continued

	Par Value	Value (Note 2,3)
MORTGAGE BACKED SECURITIES - 6.5%
Fannie Mae - 4.2%
3%, 9/1/30 Pool # 890696	$180,189	$172,554
3%, 12/1/30 Pool # AL8924	124,561	119,595
7%, 11/1/31 Pool # 607515	12,767	13,022
3.5%, 12/1/31 Pool # MA0919	52,562	50,970
7%, 5/1/32 Pool # 644591	2,652	2,653
3.5%, 8/1/32 Pool # MA3098	45,262	43,791
5.5%, 10/1/33 Pool # 254904	57,020	58,827
5.5%, 11/1/33 Pool # 555880	132,563	135,371
5%, 5/1/34 Pool # 780890	178,971	182,923
4%, 2/1/35 Pool # MA2177	219,191	211,321
5%, 9/1/35 Pool # 820347	92,789	94,840
5%, 9/1/35 Pool # 835699	88,585	89,435
5%, 12/1/35 Pool # 850561	24,904	25,365
5.5%, 9/1/36 Pool # 831820	141,959	145,050
5.5%, 10/1/36 Pool # 901723	19,772	19,845
5.5%, 12/1/36 Pool # 903059	130,921	132,845
4%, 1/1/41 Pool # AB2080	205,036	197,148
2.5%, 5/1/41 Pool # MA4334	211,656	186,454
4.5%, 7/1/41 Pool # AB3274	59,039	58,587
5.5%, 7/1/41 Pool # AL6588	237,941	246,909
4%, 9/1/41 Pool # AJ1406	95,778	92,095
4%, 10/1/41 Pool # AJ4046	204,888	198,014
2.5%, 3/1/42 Pool # CB3076	239,161	207,875
2.5%, 3/1/42 Pool # MA4571	472,041	411,171
3.5%, 6/1/42 Pool # AO4136	174,201	163,294
3.5%, 6/1/42 Pool # AO4134	179,740	168,487
3.5%, 8/1/42 Pool # AP2133	181,038	169,703
4%, 10/1/42 Pool # AP7363	163,657	157,193
3%, 2/1/43 Pool # AB8486	318,929	290,637
3%, 2/1/43 Pool # AL3072	316,165	288,122
3.5%, 3/1/43 Pool # AT0310	178,229	167,065
4%, 1/1/45 Pool # AS4257	46,578	44,670
4.5%, 2/1/45 Pool # MA2193	142,180	139,815
3.5%, 4/1/45 Pool # MA2229	128,441	119,632
3.5%, 11/1/45 Pool # BA4907	142,411	132,600
3.5%, 12/1/45 Pool # AS6309	44,600	41,528
2.5%, 12/1/47 Pool # FM3165	119,415	103,126
4%, 7/1/48 Pool # MA3415	86,993	82,867
4%, 11/1/50 Pool # FM5530	210,166	199,070
4%, 5/1/52 Pool # CB3627	489,759	460,154
4%, 5/1/52 Pool # CB3678	244,787	230,037
4%, 5/1/52 Pool # FS1704	140,330	132,937
4%, 5/1/52 Pool # FS1818	487,880	458,181
3.5%, 6/1/52 Pool # CB3845	243,327	222,091
4.5%, 8/1/52 Pool # CB4383	248,563	240,815
4.5%, 8/1/52 Pool # FS2605	248,704	239,705

	Par Value	Value (Note 2,3)
5%, 10/1/52 Pool # MA4785	$245,549	$242,305
5.5%, 10/1/52 Pool # MA4786	228,778	229,690
5%, 11/1/52 Pool # MA4806	247,333	244,066
		8,064,450
Freddie Mac - 2.3%
4.5%, 2/1/25 Pool # J11722	12,467	12,465
4.5%, 5/1/25 Pool # J12247	11,537	11,526
8%, 6/1/30 Pool # C01005	4,520	4,757
6.5%, 1/1/32 Pool # C62333	28,668	29,417
2.5%, 6/1/35 Pool # RC1421	160,425	147,130
3.5%, 11/1/40 Pool # G06168	79,745	74,815
2%, 3/1/41 Pool # RB5105	405,763	346,158
2.5%, 6/1/41 Pool # SC0151	211,279	186,114
4.5%, 9/1/41 Pool # Q03516	152,855	151,415
4%, 10/1/41 Pool # Q04092	217,532	209,398
3%, 9/1/42 Pool # C04233	189,566	172,954
3%, 4/1/43 Pool # V80025	314,340	286,788
3%, 4/1/43 Pool # V80026	309,600	282,462
3%, 7/1/45 Pool # G08653	152,165	137,045
3.5%, 8/1/45 Pool # Q35614	229,778	214,349
3%, 10/1/46 Pool # G60722	218,964	196,644
4%, 3/1/47 Pool # Q46801	81,179	77,715
2.5%, 4/1/48 Pool # QA2240	284,415	245,303
3%, 7/1/49 Pool # QA1033	134,914	119,481
3.5%, 4/1/52 Pool # SD0960	486,638	446,462
3.5%, 5/1/52 Pool # RA7380	243,045	221,864
3.5%, 5/1/52 Pool # QE2363	240,409	218,977
5.5%, 11/1/52 Pool # SD8268	246,431	247,341
4.5%, 12/1/52 Pool # SD1921	399,273	387,568
		4,428,148
Ginnie Mae - 0.0%
6.5%, 4/20/31 Pool # 3068	10,996	11,475
Total Mortgage Backed Securities
( Cost $13,464,407 )		12,504,073
U.S. GOVERNMENT AND AGENCY
OBLIGATIONS - 9.3%
U.S. Treasury Bonds - 3.2%
6.625%, 2/15/27	1,500,000	1,641,152
2.250%, 5/15/41	1,500,000	1,135,664
3.000%, 5/15/42	1,000,000	846,602
2.500%, 2/15/45	750,000	569,004
2.500%, 5/15/46	500,000	376,055
2.250%, 8/15/46	500,000	356,836
3.000%, 5/15/47	200,000	164,961
1.250%, 5/15/50	750,000	407,900
1.875%, 2/15/51	1,000,000	641,836
		6,140,010
U.S. Treasury Notes - 6.1%
2.250%, 11/15/25	2,250,000	2,131,611

See accompanying Notes to Financial Statements.

46

Ultra Series Fund | December 31, 2022

Diversified Income Fund Portfolio of Investments - continued

	Par Value	Value (Note 2,3)
1.500%, 8/15/26	$2,000,000	$1,825,156
2.375%, 5/15/27	1,505,000	1,405,294
0.375%, 9/30/27	1,250,000	1,055,713
2.875%, 5/15/28	1,700,000	1,607,098
2.625%, 2/15/29	1,500,000	1,389,375
3.875%, 11/30/29	500,000	497,813
0.625%, 8/15/30	1,000,000	789,492
1.375%, 11/15/31	1,250,000	1,020,996
		11,722,548
Total U.S. Government and Agency
Obligations
( Cost $20,449,098 )		17,862,558

	Shares
SHORT-TERM INVESTMENTS - 2.6%
State Street Institutional U.S.
Government Money Market Fund,
Premier Class, (E), 4.11%	3,946,371	3,946,371
State Street Navigator Securities
Lending Government Money Market
Portfolio, (E) (F), 4.34%	916,373	916,373

Total Short-Term Investments
( Cost $4,862,744 )		4,862,744

TOTAL INVESTMENTS - 100.1%
( Cost $163,261,636** )		191,338,353

NET OTHER ASSETS AND LIABILITIES - (0.1%)		(149,327)

TOTAL NET ASSETS - 100.0%		$191,189,026

**	Aggregate cost for Federal tax purposes was $164,136,446.
(A)	Security sold within terms of a private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional buyers.”
(B)	Coupon rate may change based on changes of the underlying collateral or prepayments of principal. The coupon rate shown represents the rate at December 31, 2022.
(C)	Floating rate or variable rate note. Rate shown is as of December 31, 2022.
(D)	All or a portion of these securities, with an aggregate fair value of $897,727, are on loan as part of a securities lending program. See footnote (F) and Note 10 for details on the securities lending program.
(E)	7-day yield.
(F)	Represents investments of cash collateral received in connection with securities lending.
BDC	Business Development Company. CMT Constant Maturity Treasury.
FREMF	Freddie Mac Multifamily.
DAC	Designated Activity Company.
IO	Interest Only.
LLC	Limited Liability Company. PLC Public Limited Company. REIT Real Estate Investment Trust.
REMIC	Real Estate Mortgage Investment Conduit. SOFR Secured Overnight Financing Rate.
SOFR30A	30-day SOFR Average.
STACR	Structured Agency Credit Risk TSFR3M 3 mo. USD Term SOFR.
USD	United States Dollar.

See accompanying Notes to Financial Statements.

47

Ultra Series Fund | December 31, 2022

Large Cap Value Fund Portfolio of Investments

	Shares	Value (Note 2,3)
COMMON STOCKS - 98.4%
Communication Service - 2.7%
Comcast Corp., Class A	156,500	$5,472,805

Consumer Discretionary - 8.8%
Home Depot, Inc.	22,700	7,170,022
Lowe’s Cos., Inc.	10,000	1,992,400
McDonald’s Corp.	14,300	3,768,479
Starbucks Corp.	33,500	3,323,200
Target Corp.	12,000	1,788,480
		18,042,581
Consumer Staples - 8.0%
Archer-Daniels-Midland Co.	63,500	5,895,975
Coca-Cola Co.	56,500	3,593,965
PepsiCo, Inc.	19,500	3,522,870
Procter & Gamble Co.	22,500	3,410,100
		16,422,910
Energy - 10.7%
Baker Hughes Co.	193,000	5,699,290
Chevron Corp.	33,500	6,012,915
EOG Resources, Inc.	39,000	5,051,280
Kinder Morgan, Inc.	290,000	5,243,200
		22,006,685
Financials - 20.3%
Aflac, Inc.	71,000	5,107,740
BlackRock, Inc.	8,700	6,165,081
CME Group, Inc.	35,500	5,969,680
JPMorgan Chase & Co.	47,500	6,369,750
Morgan Stanley	60,500	5,143,710
Northern Trust Corp.	36,000	3,185,640
Travelers Cos., Inc.	38,700	7,255,863
U.S. Bancorp	55,000	2,398,550
		41,596,014
Health Care - 14.0%
Bristol-Myers Squibb Co.	62,000	4,460,900
CVS Health Corp.	70,500	6,569,895
Johnson & Johnson	43,000	7,595,950
Medtronic PLC	62,000	4,818,640
Pfizer, Inc.	102,500	5,252,100
		28,697,485
Industrials - 14.5%
Caterpillar, Inc.	27,200	6,516,032
Emerson Electric Co.	38,000	3,650,280

	Shares	Value (Note 2,3)
Fastenal Co.	80,000	$3,785,600
Honeywell International, Inc.	27,500	5,893,250
PACCAR, Inc.	65,000	6,433,050
Union Pacific Corp.	16,000	3,313,120
		29,591,332
Information Technology - 9.9%
Analog Devices, Inc.	15,000	2,460,450
Automatic Data Processing, Inc.	12,000	2,866,320
Cisco Systems, Inc.	151,500	7,217,460
Paychex, Inc.	19,500	2,253,420
Texas Instruments, Inc.	33,000	5,452,260
		20,249,910
Materials - 4.7%
Air Products & Chemicals, Inc.	21,500	6,627,590
Newmont Corp.	63,500	2,997,200
		9,624,790
Real Estate - 2.0%
American Tower Corp., REIT	19,500	4,131,270

Utilities - 2.8%
Dominion Energy, Inc.	92,500	5,672,100
Total Common Stocks
( Cost $166,492,455 )		201,507,882

SHORT-TERM INVESTMENTS - 1.4%
State Street Institutional U.S.
Government Money Market Fund,
Premier Class, (A), 4.11%	2,831,330	2,831,330
Total Short-Term Investments
( Cost $2,831,330 )		2,831,330
TOTAL INVESTMENTS - 99.8%
( Cost $169,323,785** )		204,339,212
NET OTHER ASSETS AND LIABILITIES - 0.2%		448,029

TOTAL NET ASSETS - 100.0%		$204,787,241

**	Aggregate cost for Federal tax purposes was $169,386,544.
(A)	7-day yield.
PLC	Public Limited Company.
REIT	Real Estate Investment Trust.

See accompanying Notes to Financial Statements.

48

Ultra Series Fund | December 31, 2022

Large Cap Growth Fund Portfolio of Investments

	Shares	Value (Note 2,3)
COMMON STOCKS - 99.5%
Communication Services - 8.9%
Alphabet, Inc., Class C *	130,535	$11,582,370
Liberty Broadband Corp., Class C *	53,158	4,054,361
		15,636,731
Consumer Discretionary - 17.5%
Amazon.com, Inc. *	65,288	5,484,192
Dollar Tree, Inc. *	58,088	8,215,967
Lowe’s Cos., Inc.	41,016	8,172,028
NIKE, Inc., Class B	15,679	1,834,600
TJX Cos., Inc.	90,554	7,208,098
		30,914,885
Financials - 25.0%
Capital Markets - 3.0%
Brookfield Asset Management Ltd.,
Class A * (A)	34,543	990,348
Brookfield Corp., Class A	138,174	4,346,954
		5,337,302
Commercial Banks - 3.0%
U.S. Bancorp	120,526	5,256,139

Diversified Financial Services - 4.2%
Berkshire Hathaway, Inc., Class B *	23,960	7,401,244

Insurance - 14.8%
Arch Capital Group Ltd. *	193,606	12,154,585
Marsh & McLennan Cos., Inc.	43,073	7,127,720
Progressive Corp.	53,375	6,923,271
		26,205,576
		44,200,261
Health Care - 11.8%
Alcon, Inc.	107,075	7,339,991
Becton Dickinson & Co.	34,218	8,701,637
Danaher Corp.	17,850	4,737,747
		20,779,375
Industrials - 15.5%
Copart, Inc. *	80,650	4,910,778
Ferguson PLC	24,205	3,073,309
Jacobs Solutions, Inc.	55,061	6,611,174
PACCAR, Inc.	73,246	7,249,157
Parker-Hannifin Corp.	18,791	$5,468,181
		27,312,599

	Shares	Value (Note 2,3)
Information Technology - 20.8%
Accenture PLC, Class A	16,609	$4,431,946
Adobe, Inc. *	8,367	2,815,746
Analog Devices, Inc.	46,033	7,550,793
Black Knight, Inc. *	54,855	3,387,296
Fiserv, Inc. *	75,901	7,671,314
TE Connectivity Ltd.	41,142	4,723,102
Visa, Inc., Class A	29,641	6,158,214
		36,738,411
Total Common Stocks
( Cost $116,886,623 )		175,582,262

SHORT-TERM INVESTMENTS - 0.5%
State Street Institutional U.S.
Government Money Market Fund,
Premier Class, 4.11% (B)	670,994	670,994
State Street Navigator Securities
Lending Government Money Market
Portfolio, 4.34% (B) (C)	304,650	304,650
Total Short-Term Investments
( Cost $975,644 )		975,644
TOTAL INVESTMENTS - 100.0%
( Cost $117,862,267** )		176,557,906
NET OTHER ASSETS AND LIABILITIES - (0.0%)		(58,065)

TOTAL NET ASSETS - 100.0%		$176,499,841

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $118,481,153 .
(A)	All or a portion of these securities, with an aggregate fair value of $291,144, are on loan as part of a securities lending program. See footnote (C) and Note 10 for details on the securities lending program.
(B)	7-day yield.
(C)	Represents investments of cash collateral received in connection with securities lending.
PLC	Public Limited Company.

See accompanying Notes to Financial Statements.

49

Ultra Series Fund | December 31, 2022

Mid Cap Fund Portfolio of Investments

	Shares	Value (Note 2,3)
COMMON STOCKS - 95.3%
Communication Services - 5.9%
Liberty Broadband Corp., Class C *	64,930	$4,952,211
Liberty Media Corp.-Liberty Formula
One, Class C *	25,030	1,496,293
Take-Two Interactive Software, Inc. *	16,290	1,696,278
		8,144,782
Consumer Discretionary - 18.1%
CarMax, Inc. *	57,186	3,482,056
Dollar Tree, Inc. *	46,433	6,567,483
Floor & Decor Holdings, Inc., Class A *	52,363	3,646,036
Ross Stores, Inc.	77,349	8,977,898
Thor Industries, Inc. (A)	31,510	2,378,690
		25,052,163
Consumer Staples - 1.0%
Brown-Forman Corp., Class B	21,417	1,406,669

Financials - 28.8%
Capital Markets - 4.2%
Brookfield Asset Management Ltd.,
Class A * (A)	21,012	602,414
Brookfield Corp., Class A	84,048	2,644,150
Moelis & Co., Class A	65,812	2,525,206
		5,771,770
Commercial Banks - 1.8%
Glacier Bancorp, Inc.	49,949	2,468,480
Insurance - 22.8%
Arch Capital Group Ltd. *	204,492	12,838,008
Brown & Brown, Inc.	103,378	5,889,445
Markel Corp. *	3,005	3,959,057
Progressive Corp.	35,655	4,624,810
W R Berkley Corp.	58,786	4,266,100
		31,577,420
		39,817,670
Health Care - 3.8%
Laboratory Corp. of America Holdings	22,577	5,316,432

Industrials - 14.4%
Armstrong World Industries, Inc.	27,932	1,915,856
Carlisle Cos., Inc.	22,197	5,230,723

	Shares	Value (Note 2,3)
Copart, Inc. *	78,964	$4,808,118
Expeditors International of Washington,
Inc.	26,007	2,702,647
PACCAR, Inc.	53,161	5,261,344
		19,918,688
Information Technology - 23.3%
Amphenol Corp., Class A	59,123	4,501,625
Arista Networks, Inc. *	39,592	4,804,489
Black Knight, Inc. *	54,393	3,358,768
CDW Corp.	28,434	5,077,744
Gartner, Inc. *	26,738	8,987,711
Microchip Technology, Inc.	23,162	1,627,131
MKS Instruments, Inc.	46,715	3,958,162
		32,315,630
Total Common Stocks
( Cost $68,340,105 )		131,972,034

SHORT-TERM INVESTMENTS - 6.9%
State Street Institutional U.S.
Government Money Market Fund,
Premier Class, (B), 4.11%	6,541,735	6,541,735
State Street Navigator Securities
Lending Government Money Market
Portfolio, (B) (C), 4.34%	2,995,413	2,995,413
Total Short-Term Investments
( Cost $9,537,148 )		9,537,148
TOTAL INVESTMENTS - 102.2%
( Cost $77,877,253** )		141,509,182
NET OTHER ASSETS AND LIABILITIES - (2.2)%		(2,985,972)

TOTAL NET ASSETS - 100.0%		$138,523,210

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $78,009,837 .
(A)	All or a portion of these securities, with an aggregate fair value of $2,921,400, are on loan as part of a securities lending program. See footnote (C) and Note 10 for details on the securities lending program.
(B)	7-day yield.
(C)	Represents investments of cash collateral received in connection with securities lending.

See accompanying Notes to Financial Statements.

50

Ultra Series Fund | December 31, 2022

International Stock Fund Portfolio of Investments

	Shares	Value (Note 2,3)
COMMON STOCKS - 97.4%
Australia - 2.0%
Treasury Wine Estates Ltd.	44,138	$408,999

Brazil - 3.4%
Itau Unibanco Holding SA, ADR	48,475	228,317
Pagseguro Digital Ltd., Class A *	28,526	249,317
XP, Inc., Class A *	15,478	237,433
		715,067
Canada - 5.5%
Cameco Corp.	20,159	457,004
Canadian Pacific Railway Ltd. (A)	3,384	252,413
Manulife Financial Corp.	24,392	435,153
		1,144,570
China - 7.2%
Alibaba Group Holding Ltd., ADR *	4,837	426,091
Ping An Insurance Group Co. of China
Ltd., Class H	81,390	538,572
Tencent Holdings Ltd.	12,432	531,973
		1,496,636
Denmark - 1.9%
Genmab AS *	958	405,579

France - 9.3%
Air Liquide SA	2,367	335,469
Airbus SE	4,401	523,021
EssilorLuxottica SA	1,337	242,158
Hermes International	140	216,552
LVMH Moet Hennessy Louis Vuitton SE	411	299,125
Worldline SA * (B)	8,456	330,659
		1,946,984
Germany - 9.7%
adidas AG	2,180	297,438
Deutsche Telekom AG	20,201	403,031
KION Group AG	12,444	356,595
SAP SE, ADR	3,501	361,268
Siemens AG	2,715	376,769
Symrise AG	2,007	218,384
		2,013,485
Hong Kong - 2.0%
AIA Group Ltd.	37,320	415,015

India - 7.7%
HDFC Bank Ltd., ADR	8,982	614,458
Infosys Ltd., ADR	17,863	321,713
Larsen & Toubro Ltd., GDR	26,717	675,940
		1,612,111

	Shares	Value (Note 2,3)
Ireland - 1.8%
Kerry Group PLC, Class A	4,256	$383,783
Israel - 1.3%
CyberArk Software Ltd. *	2,073	268,764

Italy - 1.4%
Ferrari NV	1,385	296,695

Japan - 15.4%
CyberAgent, Inc.	32,129	285,939
Keyence Corp.	700	274,261
Lasertec Corp.	2,000	331,378
Murata Manufacturing Co. Ltd.	5,293	265,698
Nidec Corp.	4,100	213,654
Pan Pacific International Holdings Corp.	19,900	371,950
Shin-Etsu Chemical Co. Ltd.	2,600	321,434
Shiseido Co. Ltd.	5,100	251,464
Sony Group Corp.	5,897	450,902
Toray Industries, Inc.	80,253	450,429
		3,217,109
Mexico - 3.0%
Grupo Mexico SAB de CV, Series B	97,607	344,115
Wal-Mart de Mexico SAB de CV, ADR	7,782	273,615
		617,730
Netherlands - 3.8%
ASML Holding NV	739	403,790
NXP Semiconductors NV	2,485	392,704
		796,494
Norway - 1.3%
Norsk Hydro ASA	35,855	268,342

Singapore - 2.2%
DBS Group Holdings Ltd.	17,800	450,781

Switzerland - 6.7%
Lonza Group AG	654	320,475
Nestle SA	1,808	209,495
Partners Group Holding AG	289	255,291
Roche Holding AG	1,022	321,085
Sika AG	1,221	292,755
		1,399,101
Taiwan - 1.2%
Taiwan Semiconductor Manufacturing
Co. Ltd., ADR	3,343	249,020

United Kingdom - 10.6%
AstraZeneca PLC	3,728	505,592

See accompanying Notes to Financial Statements.

51

Ultra Series Fund | December 31, 2022

International Stock Fund Portfolio of Investments - continued

	Shares	Value (Note 2,3)
Diageo PLC	7,483	$330,200
London Stock Exchange Group PLC	3,463	298,755
Prudential PLC	32,001	436,203
Shell PLC	23,076	648,901
		2,219,651
Total Common Stocks
( Cost $24,143,857 )		20,325,916

SHORT-TERM INVESTMENTS - 3.1%
State Street Institutional U.S.
Government Money Market Fund,
Premier Class, (C), 4.11%	387,126	387,126
State Street Navigator Securities
Lending Government Money Market
Portfolio, (C) (D), 4.34%	255,332	255,332
Total Short-Term Investments
( Cost $642,458 )		642,458

TOTAL INVESTMENTS - 100.5%
( Cost $24,786,315** )		20,968,374
NET OTHER ASSETS AND LIABILITIES - (0.5%)		(105,341)

TOTAL NET ASSETS - 100.0%		20,863,033

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $24,852,680 .
(A)	All or a portion of these securities, with an aggregate fair value of $247,340, are on loan as part of a securities lending program. See footnote (D) and Note 10 for details on the securities lending program.
(B)	Security sold within terms of a private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional investors.” The securities have been determined to be liquid under guidelines established by the Board of Trustees.
(C)	7-day yield.
(D)	Represents investments of cash collateral received in connection with securities lending.
ADR	American Depositary Receipt.

GDR	Global Depositary Receipt.
PLC	Public Limited Company.

See accompanying Notes to Financial Statements.

52

Ultra Series Fund | December 31, 2022

Target Retirement 2020 Fund Portfolio of Investments

	Shares	Value (Note 2,3)
INVESTMENT COMPANIES - 89.9%
Alternative Funds - 7.1%
Invesco Optimum Yield Diversified
Commodity Strategy ETF	89,681	$1,325,485

Bond Funds - 73.3%
iShares Treasury Floating Rate Bond ETF (A)	131,707	6,639,350
Schwab Intermediate-Term U.S. Treasury ETF	21,078	1,037,670
Schwab U.S. TIPS ETF	30,749	1,592,491
Vanguard Extended Duration Treasury ETF	53,442	4,426,601
		13,696,112
Foreign Stock Funds - 1.0%
Global X MSCI Norway ETF	3,871	99,291
iShares MSCI Switzerland ETF	2,300	96,439
		195,730
Stock Funds - 8.5%
First Trust Natural Gas ETF	7,902	193,678
Global X Uranium ETF	1,899	38,132
iShares Biotechnology ETF	1,596	209,539
SPDR S&P North American Natural Resources ETF	6,694	362,948
VanEck Gold Miners ETF	10,829	310,359
Vanguard Health Care ETF	1,136	$281,785
Vanguard Information Technology ETF	609	194,521
		1,590,962
Total Investment Companies
( Cost $17,013,991 )		16,808,289

	Shares	Value (Note 2,3)
SHORT-TERM INVESTMENTS - 27.3%
State Street Institutional U.S.
Government Money Market Fund,
Premier Class, (B), 4.11%	5,099,172	$5,099,172
Total Short-Term Investments
( Cost $5,099,172 )		5,099,172
TOTAL INVESTMENTS - 117.2%
( Cost $22,113,163** )		21,907,461
NET OTHER ASSETS AND LIABILITIES - (17.2%)		(3,220,472)

TOTAL NET ASSETS - 100.0%		$18,686,989

**	Aggregate cost for Federal tax purposes was $23,138,174.
(A)	Greater than 25% of the portfolio. For more information refer the website https://www.ishares.com/us/products/260652/ ishares-treasury-floating-rate-bond-etf.
(B)	7-day yield.
ETF	Exchange Traded Fund.
MSCI	Morgan Stanley Capital International.
SPDR	Standard & Poor’s Depositary Receipt.
TIPS	Treasury Inflation Protected Security.

See accompanying Notes to Financial Statements.

53

Ultra Series Fund | December 31, 2022

Target Retirement 2030 Fund Portfolio of Investments

	Shares	Value (Note 2,3)
INVESTMENT COMPANIES - 89.9%
Alternative Funds - 8.6%
Invesco Optimum Yield Diversified Commodity Strategy ETF	332,551	$4,915,104

Bond Funds - 60.4%
iShares Treasury Floating Rate Bond ETF (A)	338,508	17,064,188
Schwab Intermediate-Term U.S. Treasury ETF	28,556	1,405,812
Schwab U.S. TIPS ETF	58,666	3,038,312
Vanguard Extended Duration Treasury ETF	155,805	12,905,328
		34,413,640
Foreign Stock Funds - 4.4%
Global X MSCI Norway ETF	41,594	1,066,886
iShares MSCI Switzerland ETF	33,677	1,412,077
		2,478,963
Stock Funds - 16.5%
First Trust Natural Gas ETF	46,375	1,136,651
Global X Uranium ETF	8,595	172,588
iShares Biotechnology ETF	8,858	1,162,967
SPDR S&P North American Natural Resources ETF	32,099	1,740,408
VanEck Gold Miners ETF	60,537	1,734,990
Vanguard Health Care ETF	7,009	$1,738,583
Vanguard Information Technology ETF	5,335	1,704,052
		9,390,239
Total Investment Companies
( Cost $51,698,273 )		51,197,946

	Shares	Value (Note 2,3)
SHORT-TERM INVESTMENTS - 17.3%
State Street Institutional U.S. Government Money Market Fund, Premier Class, (B), 4.11%	9,871,279	$9,871,279
Total Short-Term Investments
( Cost $9,871,279 )		9,871,279
TOTAL INVESTMENTS - 107.2%
( Cost $61,569,552** )		61,069,225
NET OTHER ASSETS AND LIABILITIES - (7.2%)		(4,125,105)

TOTAL NET ASSETS - 100.0%		$56,944,120

**	Aggregate cost for Federal tax purposes was $64,708,678.
(A)	Greater than 25% of the portfolio. For more information refer the website https://www.ishares.com/us/products/260652/ ishares-treasury-floating-rate-bond-etf.
(B)	7-day yield.
ETF	Exchange Traded Fund.
MSCI	Morgan Stanley Capital International.
SPDR	Standard & Poor’s Depositary Receipt.
TIPS	Treasury Inflation Protected Security.

See accompanying Notes to Financial Statements.

54

Ultra Series Fund | December 31, 2022

Target Retirement 2040 Fund Portfolio of Investments

	Shares	Value (Note 2,3)
INVESTMENT COMPANIES - 89.9%
Alternative Funds - 10.6%
Invesco Optimum Yield Diversified Commodity Strategy ETF	258,943	$3,827,177

Bond Funds - 49.8%
iShares Treasury Floating Rate Bond ETF (A)	180,262	9,087,007
Schwab Intermediate-Term U.S. Treasury ETF	3,372	166,004
Schwab U.S. TIPS ETF	16,386	848,631
Vanguard Extended Duration Treasury ETF	94,458	7,823,956
		17,925,598
Foreign Stock Funds - 6.4%
Global X MSCI Norway ETF	32,727	839,448
iShares MSCI Switzerland ETF	34,481	1,445,788
		2,285,236
Stock Funds - 23.1%
First Trust Natural Gas ETF	43,124	1,056,969
Global X Uranium ETF	5,388	108,191
iShares Biotechnology ETF	7,187	943,581
SPDR S&P North American Natural Resources ETF	27,266	1,478,363
VanEck Gold Miners ETF	50,761	1,454,811
Vanguard Health Care ETF	7,465	1,851,693
Vanguard Information Technology ETF	4,510	$1,440,539
		8,334,147
Total Investment Companies
( Cost $32,577,001 )		32,372,158

	Shares	Value (Note 2,3)
SHORT-TERM INVESTMENTS - 14.2%
State Street Institutional U.S.
Government Money Market Fund, Premier Class, (B), 4.11%	5,130,748	$5,130,748
Total Short-Term Investments
( Cost $5,130,748 )		5,130,748
TOTAL INVESTMENTS - 104.1%
( Cost $37,707,749** )		37,502,906
NET OTHER ASSETS AND LIABILITIES - (4.1%)		(1,479,020)

TOTAL NET ASSETS - 100.0%		$36,023,886

**	Aggregate cost for Federal tax purposes was $39,790,283.
(A)	Greater than 25% of the portfolio. For more information refer the website https://www.ishares.com/us/products/260652/ ishares-treasury-floating-rate-bond-etf.
(B)	7-day yield.
ETF	Exchange Traded Fund.
MSCI	Morgan Stanley Capital International.
SPDR	Standard & Poor’s Depositary Receipt.
TIPS	Treasury Inflation Protected Security.

See accompanying Notes to Financial Statements.

55

Ultra Series Fund | December 31, 2022

Target Retirement 2050 Fund Portfolio of Investments

	Shares	Value (Note 2,3)
INVESTMENT COMPANIES - 94.7%
Alternative Funds - 11.5%
Invesco Optimum Yield Diversified
Commodity Strategy ETF	221,416	$3,272,529

Bond Funds - 47.8%
iShares Treasury Floating Rate Bond ETF	140,252	7,070,103
Schwab Intermediate-Term U.S. Treasury ETF	1,257	61,882
Schwab U.S. TIPS ETF	7,560	391,532
Vanguard Extended Duration Treasury ETF	73,503	6,088,254
		13,611,771
Foreign Stock Funds - 7.4%
Global X MSCI Norway ETF	29,994	769,346
iShares MSCI Switzerland ETF	32,175	1,349,098
		2,118,444
Stock Funds - 28.0%
First Trust Natural Gas ETF	45,156	1,106,773
Global X Uranium ETF	4,266	85,661
iShares Biotechnology ETF	6,580	863,888
SPDR S&P North American Natural Resources ETF	26,167	1,418,775
VanEck Gold Miners ETF	49,313	1,413,311
Vanguard Health Care ETF	6,863	1,702,367
Vanguard Information Technology ETF	4,307	$1,375,699
		7,966,474
Total Investment Companies
( Cost $27,079,179 )		26,969,218

	Shares	Value (Note 2,3)
SHORT-TERM INVESTMENTS - 6.5%
State Street Institutional U.S.
Government Money Market Fund,
Premier Class, (A), 4.11%	1,835,889	$1,835,889
Total Short-Term Investments
( Cost $1,835,889 )		1,835,889
TOTAL INVESTMENTS - 101.2%
( Cost $28,915,068** )		28,805,107
NET OTHER ASSETS AND LIABILITIES - (1.2%)		(338,161)

TOTAL NET ASSETS - 100.0%		$28,466,946

**	Aggregate cost for Federal tax purposes was $30,797,809.
(A)	7-day yield.
ETF	Exchange Traded Fund.
MSCI	Morgan Stanley Capital International.
SPDR	Standard & Poor’s Depositary Receipt.
TIPS	Treasury Inflation Protected Security.

See accompanying Notes to Financial Statements.

56

Ultra Series Fund | December 31, 2022

Statements of Assets and Liabilities as of December 31, 2022

	Conservative Allocation Fund	Moderate Allocation Fund	Aggressive Allocation Fund	Core Bond Fund	High Income Fund	Diversified Income Fund	Large Cap Value Fund
Assets:
Investments in unaffiliated securities, at fair value†§	$71,831,824	$76,370,234	$27,319,156	$82,015,746	$14,184,340	$191,338,353	$204,339,212
Investments in affiliated securities, at fair value‡1	44,561,088	43,574,343	12,524,335	–	–	–	–
Due from Custodian	–	–	–	443,509	–	196,791	–
Receivables:
Fund shares sold	25,048	75,294	27,251	17,466	2,447	10,876	86,047
Dividends and Interest	–	443	1,220	571,517	188,252	735,931	539,985
Total assets	116,417,960	120,020,314	39,871,962	83,048,238	14,375,039	192,281,951	204,965,244
Liabilities:
Payables:
Fund shares repurchased	8,561	–	185	96	949	26,340	40,628
Upon return of securities loaned	950,818	1,062,250	91,850	638,043	1,487,923	916,373	–
Advisory agreement fees	29,940	30,715	10,312	39,047	8,310	114,180	104,593
Audit fees	19,711	20,521	6,732	13,772	2,135	30,690	32,293
Distribution fees - Class II	2,726	2,418	132	3,238	560	5,342	489
Total liabilities	1,011,756	1,115,904	109,211	694,196	1,499,877	1,092,925	178,003
Net assets.	$115,406,204	$118,904,410	$39,762,751	$82,354,042	$12,875,162	$191,189,026	$204,787,241
Net assets consist of:
Paid-in capital in excess of par	$127,131,287	$121,268,683	$39,575,090	$93,681,686	$17,065,563	$161,892,251	$167,771,878
Accumulated distributable earnings (loss)	(11,725,083)	(2,364,273)	187,661	(11,327,644)	(4,190,401)	29,296,775	37,015,363
Net Assets	$115,406,204	$118,904,410	$39,762,751	$82,354,042	$12,875,162	$191,189,026	$204,787,241

Class I Shares:
Net Assets	$102,726,749	$107,663,811	$39,148,666	$67,310,645	$10,263,626	$166,136,222	$202,491,585
Shares of beneficial interest outstanding	11,930,711	13,235,174	5,563,604	8,213,018	1,448,622	10,327,743	8,673,429
Net Asset Value and
redemption price per share	$8.61	$8.13	$7.04	$8.20	$7.09	$16.09	$23.35
Class II Shares:
Net Assets	$12,679,455	$11,240,599	$614,085	$15,043,397	$2,611,536	$25,052,804	$2,295,656
Shares of beneficial interest outstanding	1,466,626	1,377,932	87,438	1,846,690	368,678	1,580,596	100,199
Net Asset Value and
redemption price per share	$8.65	$8.16	$7.02	$8.15	$7.08	$15.85	$22.91

† Cost of Investments in unaffiliated securities	$77,600,122	$80,656,773	$28,738,475	$92,149,229	$16,064,767	$163,261,636	$169,323,785
‡ Cost of investments in affiliated securities	$47,230,128	$41,030,294	$10,767,278	$–	$–	$–	$–
§ Fair Value of securities on loan	$931,088	$1,461,724	$89,672	$622,648	$1,456,691	$897,727	$–

[1]	See Note 12 for information on affiliated issuers.

See accompanying Notes to Financial Statements.

57

Ultra Series Fund | December 31, 2022

Statements of Assets and Liabilities as of December 31, 2022

	Large Cap Growth Fund	Mid Cap Fund	International Stock Fund	Madison Target Retirement 2020 Fund	Madison Target Retirement 2030 Fund	Madison Target Retirement 2040 Fund	Madison Target Retirement 2050 Fund
Assets:
Investments in unaffiliated securities, at fair value†§	$176,557,906	$141,509,182	$20,968,374	$21,907,461	$61,069,225	$37,502,906	$28,805,107
Due from Custodian	16,443	6,876	52,002	–	–	–	–
Foreign currency (cost of $48) (Note 2)	–	–	48	–	–	–	–
Receivables:
Investments sold	–	–	–	1,078,668	2,666,139	283,013	199,268
Fund shares sold	4,450	3,591	1,638	14,741	57,878	50,346	73,077
Dividends and Interest	452,287	179,847	127,509	1,917	20,013	15,679	14,581
Total assets	177,031,086	141,699,496	21,149,571	23,002,787	63,813,255	37,851,944	29,092,033
Liabilities:
Payables:
Investments purchased	–	–	–	4,310,910	6,854,345	1,818,767	617,759
Fund shares repurchased	74,608	49,972	5,950	–	–	–	–
Upon return of securities loaned	304,650	2,995,413	255,332	–	–	–	–
Advisory agreement fees	121,134	107,540	20,698	4,072	12,325	7,743	6,107
Administrative services agreement fees	–	–	–	816	2,465	1,548	1,221
Audit fees	28,638	22,370	3,335	–	–	–	–
Distribution fees - Class II	2,215	991	1,223	–	–	–	–
Total liabilities	531,245	3,176,286	286,538	4,315,798	6,869,135	1,828,058	625,087
Net assets	$176,499,841	$138,523,210	$20,863,033	$18,686,989	$56,944,120	$36,023,886	$28,466,946
Net assets consist of:
Paid-in capital in excess of par	$117,285,708	$74,004,424	$25,925,113	$21,419,318	$60,415,031	$37,807,148	$29,926,155
Accumulated distributable earnings (loss)	59,214,133	64,518,786	(5,062,080)	(2,732,329)	(3,470,911)	(1,783,262)	(1,459,209)
Net Assets	$176,499,841	$138,523,210	$20,863,033	$18,686,989	$56,944,120	$36,023,886	$28,466,946

Class I Shares:
Net Assets	$166,176,124	$133,928,235	$15,192,703	$18,686,989	$56,944,120	$36,023,886	$28,466,946
Shares of beneficial interest outstanding	8,844,894	8,484,080	1,619,623	2,896,094	8,192,622	5,691,142	2,585,677
Net Asset Value and redemption price per share	$18.79	$15.79	$9.38	$6.45	$6.95	$6.33	$11.01
Class II Shares:
Net Assets	$10,323,717	$4,594,975	$5,670,330
Shares of beneficial interest outstanding	567,430	308,004	609,270
Net Asset Value and redemption price per share	$18.19	$14.92	$9.31
† Cost of Investments in unaffiliated securities	$117,862,267	$77,877,253	$24,786,315	$22,113,163	$61,569,552	$37,707,749	$28,915,068
§ Fair Value of securities on loan	$291,144	$2,921,400	$247,340	$–	$–	$–	$–

See accompanying Notes to Financial Statements.

58

Ultra Series Fund | December 31, 2022

Statements of Operations for the Year Ended December 31, 2022

	Conservative Allocation Fund	Moderate Allocation Fund	Aggressive Allocation Fund	Core Bond Fund	High Income Fund	Diversified Income Fund	Large Cap Value Fund
Investment Income:
Interest	$70,125	$80,633	$29,075	$2,711,868	$724,896	$1,746,995	$26,660
Dividends
Unaffiliated issuers	1,585,493	1,569,053	540,412	–	23,033	4,172,182	6,337,635
Affiliated issuers[1]	914,335	788,958	190,261	–	–	–	–
Less: Foreign taxes withheld/ reclaimed	–	–	–	–	–	906	1,217
Income from securities lending	63,421	66,806	32,891	3,639	8,469	2,994	–
Total investment income	2,633,374	2,505,450	792,639	2,715,507	756,398	5,923,077	6,365,512
Expenses:
Advisory agreement fees	389,882	401,920	132,786	502,280	106,220	1,428,444	1,291,227
Audit fees	19,711	20,521	6,731	13,772	2,135	30,690	32,293
Trustee fees	7,778	8,097	2,656	5,434	843	12,110	12,742
Distribution fees - Class II	36,427	32,251	1,673	41,030	7,240	66,574	6,422
Other expenses	5,224	5,357	1,812	3,650	575	8,582	9,239
Total expenses before reimbursement/waiver.	459,022	468,146	145,658	566,166	117,013	1,546,400	1,351,923
Less reimbursement/waiver[2]	(47,146)	(50,016)	(16,378)	–	–	–	–
Total expenses net of reimbursement/waiver	411,876	418,130	129,280	566,166	117,013	1,546,400	1,351,923
Net Investment Income (Loss)	2,221,498	2,087,320	663,359	2,149,341	639,385	4,376,677	5,013,589
Net Realized and Unrealized
Gain (loss) on Investments
Net realized gain (loss) on investments (including net realized gain (loss) on foreign currency related transactions)
Unaffiliated issuers	(5,528,716)	(5,297,797)	(2,171,159)	(1,306,104)	(46,458)	15,664,564	15,332,589
Affiliated issuers[1]	1,444,135	4,053,802	1,487,675	–	–	–	–
Capital gain distributions received from underlying funds
Affiliated issuers[1]	732,447	1,257,871	564,295	–	–	–	–
Net change in unrealized appreciation (depreciation) on investments (including net unrealized appreciation (depreciation) on foreign currency related transactions)
Unaffiliated issuers	(8,842,628)	(10,383,170)	(3,917,758)	(14,503,116)	(2,107,809)	(37,549,120)	(32,233,755)
Affiliated Issuers[1]	(9,476,125)	(12,735,290)	(3,941,519)	–	–	–	–
Net Realized and Unrealized
Loss on Investments	(21,670,887)	(23,104,584)	(7,978,466)	(15,809,220)	(2,154,267)	(21,884,556)	(16,901,166)
Net Decrease in Net Assets from Operations	$(19,449,389)	$(21,017,264)	$(7,315,107)	$(13,659,879)	$(1,514,882)	$(17,507,879)	$(11,887,577)

[1]	See Note 12 for information on affiliated issuers.
[2]	See Note 4 for information on expense, including any waivers.

See accompanying Notes to Financial Statements.

59

Ultra Series Fund | December 31, 2022

Statements of Operations for the Year Ended December 31, 2022

	Large Cap Growth Fund	Mid Cap Fund	International Stock Fund	Madison Target Retirement 2020 Fund	Madison Target Retirement 2030 Fund	Madison Target Retirement 2040 Fund	Madison Target Retirement 2050 Fund
Investment Income:
Interest	$91,999	$58,641	$7,792	$18,967	$42,261	$26,737	$14,296
Dividends
Unaffiliated issuers	2,098,668	1,102,744	453,281	521,713	1,613,706	1,049,147	874,113
Less: Foreign taxes withheld/ reclaimed	(61,078)	(7,112)	(44,811)	–	–	–	–
Income from securities lending	5,326	528	2,231	–	–	–	–
Total investment income	2,134,915	1,154,801	418,493	540,680	1,655,967	1,075,884	888,409
Expenses:[1]
Advisory agreement fees	1,524,833	1,346,896	253,638	54,619	154,083	93,397	75,625
Administrative services agreement fees	–	–	–	10,924	30,817	18,679	15,125
Audit fees	28,638	22,370	3,335	–	–	–	–
Trustee fees	11,300	8,827	1,316	1,340	3,663	2,194	1,801
Distribution fees - Class II	29,231	12,764	14,810	–	–	–	–
Other expenses	8,051	6,362	943	834	2,519	1,554	1,258
Total expenses	1,602,053	1,397,219	274,042	67,717	191,082	115,824	93,809
Net Investment Income (Loss)	532,862	(242,418)	144,451	472,963	1,464,885	960,060	794,600
Net Realized and Unrealized Gain (loss) on Investments
Net realized gain (loss) on investments (including net realized gain (loss) on foreign currency related transactions)
Unaffiliated issuers	10,814,314	10,118,328	(1,223,463)	(2,640,105)	(2,819,193)	(1,262,195)	(640,476)
Net change in unrealized appreciation (depreciation) on investments (including net unrealized appreciation (depreciation) on foreign currency related transactions)
Unaffiliated issuers	(41,255,519)	(33,651,842)	(3,591,729)	(1,022,198)	(6,671,002)	(4,340,882)	(3,739,722)
Net Realized and Unrealized Loss on Investments	(30,441,205)	(23,533,514)	(4,815,192)	(3,662,303)	(9,490,195)	(5,603,077)	(4,380,198)
Net Decrease in Net Assets from Operations	$(29,908,343)	$(23,775,932)	$(4,670,741)	$(3,189,340)	$(8,025,310)	$(4,643,017)	$(3,585,598)

[1]	See Note 4 for information on expenses.

See accompanying Notes to Financial Statements.

60

Ultra Series Fund | December 31, 2022

Statements of Changes in Net Assets

	Conservative Allocation Fund		Moderate Allocation Fund		Aggressive Allocation Fund		Core Bond Fund
Year Ended December 31,	2022	2021	2022	2021	2022	2021	2022	2021
Net Assets at beginning of period	$151,828,650	$165,422,761	$162,812,791	$179,989,672	$53,373,262	$55,567,094	$105,136,739	$116,192,174
Increase (decrease) in net assets from operations:
Net investment income	2,221,498	3,182,560	2,087,320	4,096,301	663,359	1,508,286	2,149,341	2,113,870
Net realized gain (loss)	(3,352,134)	4,877,920	13,876	12,604,234	(119,189)	5,162,691	(1,306,104)	2,110,243
Net change in unrealized (depreciation)	(18,318,753)	(2,589,121)	(23,118,460)	(4,311,401)	(7,859,277)	(1,343,503)	(14,503,116)	(6,106,937)
Net increase (decrease) in net assets from operations	(19,449,389)	5,471,359	(21,017,264)	12,389,134	(7,315,107)	5,327,474	(13,659,879)	(1,882,824)
Distributions to shareholders from:
Accumulated earnings (combined net investment income and net realized gains):
Class I	(5,138,051)	(3,855,911)	(10,207,888)	(7,311,404)	(4,126,984)	(3,083,845)	(2,228,279)	(3,344,296)
Class II	(595,848)	(454,959)	(1,026,475)	(766,503)	(62,195)	(45,139)	(457,960)	(753,413)
Total distributions	(5,733,899)	(4,310,870)	(11,234,363)	(8,077,907)	(4,189,179)	(3,128,984)	(2,686,239)	(4,097,709)
Capital Stock transactions:
Class I Shares
Shares sold	4,841,627	4,651,695	4,596,739	5,690,666	2,845,537	4,385,779	3,941,225	5,430,772
Issued to shareholders in reinvestment of distributions	5,138,050	3,855,911	10,207,888	7,311,404	4,126,984	3,083,845	2,228,279	3,344,295
Shares redeemed	(19,359,690)	(21,076,802)	(24,627,227)	(32,209,422)	(9,067,917)	(11,528,528)	(11,210,911)	(10,696,160)
Net (decrease) from capital stock transactions	(9,380,013)	(12,569,196)	(9,822,600)	(19,207,352)	(2,095,396)	(4,058,904)	(5,041,407)	(1,921,093)
Class II Shares
Shares sold	204,513	968,034	223,330	914,475	287	21,994	148,756	1,006,562
Issued to shareholders in reinvestment of distributions	595,848	454,959	1,026,475	766,503	62,195	45,139	457,960	753,413
Shares redeemed	(2,659,506)	(3,608,397)	(3,083,959)	(3,961,734)	(73,311)	(400,551)	(2,001,888)	(4,913,784)
Net (decrease) from capital stock transactions	(1,859,145)	(2,185,404)	(1,834,154)	(2,280,756)	(10,829)	(333,418)	(1,395,172)	(3,153,809)
Total (decrease) from capital stock transactions	(11,239,158)	(14,754,600)	(11,656,754)	(21,488,108)	(2,106,225)	(4,392,322)	(6,436,579)	(5,074,902)
Total (decrease) in net assets	(36,422,446)	(13,594,111)	(43,908,381)	(17,176,881)	(13,610,511)	(2,193,832)	(22,782,697)	(11,055,435)
Net Assets at end of period	$115,406,204	$151,828,650	$118,904,410	$162,812,791	$39,762,751	$53,373,262	$82,354,042	$105,136,739
Capital Share transactions:
Class I Shares
Shares sold	511,059	443,800	508,234	547,107	365,058	477,028	439,654	539,100
Issued to shareholders in reinvestment of distributions	575,122	371,082	1,194,448	710,445	555,145	339,380	263,180	341,425
Shares redeemed	(2,090,155)	(2,013,389)	(2,716,232)	(3,065,226)	(1,143,812)	(1,247,830)	(1,290,451)	(1,059,543)
Net (decrease) from capital shares transactions	(1,003,974)	(1,198,507)	(1,013,550)	(1,807,674)	(223,609)	(431,422)	(587,617)	(179,018)
Class II Shares
Shares sold	22,020	92,205	23,372	87,853	42	2,471	16,724	100,504
Issued to shareholders in reinvestment of distributions	66,366	43,660	119,742	74,365	8,380	4,981	54,458	77,332
Shares redeemed	(288,288)	(342,571)	(333,465)	(380,475)	(9,205)	(44,543)	(224,910)	(491,154)
Net (decrease) from capital shares trasactions	(199,902)	(206,706)	(190,351)	(218,257)	(783)	(37,091)	(153,728)	(313,318)

See accompanying Notes to Financial Statements.

61

Ultra Series Fund | December 31, 2022

Statements of Changes in Net Assets - continued

	High Income Fund		Diversified Income Fund		Large Cap Value Fund		Large Cap Growth Fund
Year Ended December 31,	2022	2021	2022	2021	2022	2021	2022	2021

Net Assets at beginning of period	$16,435,301	$17,681,974	$230,544,931	$224,564,622	$242,749,232	$223,906,583	$228,314,536	$214,460,395
Increase (decrease) in net assets from operations:
Net investment income	639,385	694,502	4,376,677	3,647,443	5,013,589	4,164,861	532,862	859,979
Net realized gain (loss)	(46,458)	248,350	15,664,564	26,719,335	15,332,589	26,297,754	10,814,314	21,865,047
Net change in unrealized appreciation (depreciation)	(2,107,809)	(240,000)	(37,549,120)	1,104,775	(32,233,755)	16,523,360	(41,255,519)	23,093,108
Net increase (decrease) in net assets from operations	(1,514,882)	702,852	(17,507,879)	31,471,553	(11,887,577)	46,985,975	(29,908,343)	45,818,134
Distributions to shareholders from:
Accumulated earnings (combined net investment income and net realized gains):
Class I.	(517,572)	(559,966)	(19,643,221)	(24,780,441)	(21,063,238)	(10,247,114)	(12,522,785)	(20,820,569)
Class II	(124,548)	(141,047)	(2,932,596)	(3,683,783)	(239,334)	(134,118)	(785,387)	(1,470,083)
Total distributions	(642,120)	(701,013)	(22,575,817)	(28,464,224)	(21,302,572)	(10,381,232)	(13,308,172)	(22,290,652)
Capital Stock transactions:
Class I Shares
Shares sold	232,781	250,792	2,261,172	3,322,993	3,677,245	4,037,410	2,189,402	3,693,167
Issued to shareholders in reinvestment of distributions	517,572	559,966	19,643,220	24,780,441	21,063,238	10,247,114	12,522,785	20,820,569
Shares redeemed	(1,804,045)	(1,771,751)	(21,720,442)	(25,409,972)	(29,075,142)	(31,262,941)	(21,676,747)	(31,329,990)
Net increase (decrease) from capital stock transactions	(1,053,692)	(960,993)	183,950	2,693,462	(4,334,659)	(16,978,417)	(6,964,560)	(6,816,254)
Class II Shares
Shares sold	24,808	151,978	1,263,328	352,083	13,299	129,681	76,147	218,233
Issued to shareholders in reinvestment of distributions	124,548	141,047	2,932,596	3,683,783	239,334	134,118	785,386	1,470,083
Shares redeemed	(498,801)	(580,544)	(3,652,083)	(3,756,348)	(689,816)	(1,047,476)	(2,495,153)	(4,545,403)
Net increase (decrease) from capital stock transactions	(349,445)	(287,519)	543,841	279,518	(437,183)	(783,677)	(1,633,620)	(2,857,087)
Total increase (decrease) from capital stock transactions	(1,403,137)	(1,248,512)	727,791	2,972,980	(4,771,842)	(17,762,094)	(8,598,180)	(9,673,341)
Total increase (decrease) in net assets	(3,560,139)	(1,246,673)	(39,355,905)	5,980,309	(37,961,991)	18,842,649	(51,814,695)	13,854,141
Net Assets at end of period	$12,875,162	$16,435,301	$191,189,026	$230,544,931	$204,787,241	$242,749,232	$176,499,841	$228,314,536
Capital Share transactions:
Class I Shares
Shares sold	30,098	29,778	124,715	159,403	143,221	158,770	105,936	163,297
Issued to shareholders in reinvestment of distributions	71,608	68,166	1,188,799	1,259,337	891,369	378,061	654,395	901,450
Shares redeemed	(237,751)	(210,689)	(1,206,709)	(1,234,436)	(1,127,403)	(1,218,307)	(1,037,564)	(1,349,392)
Net increase (decrease) from capital shares transactions	(136,045)	(112,745)	106,805	184,304	(92,813)	(681,476)	(277,233)	(284,645)
Class II Shares
Shares sold	3,229	18,036	69,455	16,940	527	5,191	3,688	9,607
Issued to shareholders in reinvestment of distributions	17,249	17,172	180,189	189,626	10,321	5,032	42,361	65,544
Shares redeemed	(65,676)	(69,053)	(202,820)	(182,686)	(27,039)	(41,191)	(123,789)	(202,853)
Net increase (decrease) from capital shares trasactions	(45,198)	(33,845)	46,824	23,880	(16,191)	(30,968)	(77,740)	(127,702)

See accompanying Notes to Financial Statements.

62

Ultra Series Fund | December 31, 2022

Statements of Changes in Net Assets - continued

	Mid Cap Fund		International Stock Fund		Madison Target Retirement 2020 Fund		Madison Target Retirement 2030 Fund
Year Ended December 31,	2022	2021	2022	2021	2022	2021	2022	2021
Net Assets at beginning of period	$182,924,165	$171,137,657	$26,455,566	$30,771,546	$27,013,768	$35,684,515	$71,328,060	$70,124,885
Increase (decrease) in net assets from operations:
Net investment income (loss)	(242,418)	92,452	144,451	269,688	472,963	462,407	1,464,885	2,422,423
Net realized gain (loss)	10,118,328	21,936,301	(1,223,463)	6,516,688	(2,640,105)	1,140,338	(2,819,193)	3,284,607
Net change in unrealized appreciation (depreciation)	(33,651,842)	19,450,897	(3,591,729)	(7,147,999)	(1,022,198)	(1,220,918)	(6,671,002)	(750,904)
Net increase (decrease) in net assets from operations	(23,775,932)	41,479,650	(4,670,741)	(361,623)	(3,189,340)	381,827	(8,025,310)	4,956,126
Distributions to shareholders from:
Accumulated earnings (combined net investment income and net realized gains):
Class I	(12,639,998)	(21,033,769)	(256,978)	(1,396,481)	(506,498)	(1,310,017)	(1,992,004)	(4,962,392)
Class II	(461,066)	(817,307)	(80,412)	(506,754)
Total distributions	(13,101,064)	(21,851,076)	(337,390)	(1,903,235)	(506,498)	(1,310,017)	(1,992,004)	(4,962,392)
Capital Stock transactions:
Class I Shares
Shares sold	1,753,228	2,426,762	686,329	476,654	4,470,777	3,874,580	9,177,618	10,415,959
Issued to shareholders in reinvestment of distributions	12,639,998	21,033,769	256,978	1,396,481	506,498	1,310,016	1,992,004	4,962,392
Shares redeemed	(21,334,914)	(30,001,019)	(1,409,171)	(2,743,858)	(9,608,216)	(12,927,153)	(15,536,248)	(14,168,910)
Net increase (decrease) from capital stock transactions	(6,941,688)	(6,540,488)	(465,864)	(870,723)	(4,630,941)	(7,742,557)	(4,366,626)	1,209,441
Class II Shares
Shares sold	31,959	50,988	450,291	149,674
Issued to shareholders in reinvestment of distributions	461,066	817,307	80,412	506,754
Shares redeemed	(1,075,296)	(2,169,873)	(649,241)	(1,836,827)
Net (decrease) from capital stock transactions	(582,271)	(1,301,578)	(118,538)	(1,180,399)
Total increase (decrease) from capital stock transactions	(7,523,959)	(7,842,066)	(584,402)	(2,051,122)	(4,630,941)	(7,742,557)	(4,366,626)	1,209,441
Total increase (decrease) in net assets	(44,400,955)	11,786,508	(5,592,533)	(4,315,980)	(8,326,779)	(8,670,747)	(14,383,940)	1,203,175
Net Assets at end of period	$138,523,210	$182,924,165	$20,863,033	$26,455,566	$18,686,989	$27,013,768	$56,944,120	$71,328,060
Capital Share transactions:
Class I Shares
Shares sold	102,929	124,187	69,441	37,694	647,689	495,330	1,230,115	1,247,551
Issued to shareholders in reinvestment of distributions	785,221	1,077,511	27,027	122,160	74,816	171,603	271,777	612,963
Shares redeemed	(1,229,516)	(1,506,887)	(145,089)	(216,963)	(1,379,940)	(1,649,771)	(2,061,550)	(1,682,576)
Net increase (decrease) from capital shares transactions	(341,366)	(305,189)	(48,621)	(57,109)	(657,435)	(982,838)	(559,658)	177,938
Class II Shares
Shares sold	1,912	2,651	46,912	12,321
Issued to shareholders in reinvestment of distributions	30,251	43,910	8,520	44,671
Shares redeemed	(64,893)	(115,449)	(65,992)	(145,675)
Net (decrease) from capital shares trasactions	(32,730)	(68,888)	(10,560)	(88,683)

See accompanying Notes to Financial Statements.

63

Ultra Series Fund | December 31, 2022

Statements of Changes in Net Assets - continued

	Madison Target Retirement		Madison Target Retirement
	2040 Fund		2050 Fund
Year Ended December 31,	2022	2021	2022	2021
Net Assets at beginning of period	$40,984,397	$41,990,185	$34,283,473	$30,436,863
Increase (decrease) in net assets from operations:
Net investment income	960,060	1,557,344	794,600	1,423,608
Net realized gain (loss)	(1,262,195)	2,585,720	(640,476)	1,639,423
Net change in unrealized appreciation (depreciation)	(4,340,882)	(590,633)	(3,739,722)	49,375
Net increase (decrease) in net assets from operations	(4,643,017)	3,552,431	(3,585,598)	3,112,406
Distributions to shareholders from:
Accumulated earnings (combined net investment income and net realized gains):
Class I	(1,766,714)	(3,463,717)	(1,867,196)	(2,649,779)
Total distributions	(1,766,714)	(3,463,717)	(1,867,196)	(2,649,779)
Capital Stock transactions:
Class I Shares
Shares sold	5,841,222	5,550,905	4,859,219	6,502,773
Issued to shareholders in reinvestment of distributions	1,766,714	3,463,717	1,867,196	2,649,779
Shares redeemed	(6,158,716)	(10,109,124)	(7,090,148)	(5,768,569)
Total increase (decrease) from capital stock transactions	1,449,220	(1,094,502)	(363,733)	3,383,983
Total increase (decrease) in net assets.	(4,960,511)	(1,005,788)	(5,816,527)	3,846,610
Net Assets at end of period	$36,023,886	$40,984,397	$28,466,946	$34,283,473
Capital Share transactions:
Class I Shares
Shares sold.	843,383	712,623	402,700	475,660
Issued to shareholders in reinvestment of distributions	265,450	465,559	161,355	202,588
Shares redeemed	(886,511)	(1,291,950)	(573,979)	(423,943)
Net increase (decrease) from capital shares transactions	222,322	(113,768)	(9,924)	254,305

See accompanying Notes to Financial Statements.

64

Ultra Series Fund | December 31, 2022

Financial Highlights for a Share of Beneficial Interest Outstanding

CONSERVATIVE ALLOCATION FUND

	Year Ended December 31,
CLASS I	2022	2021	2020	2019	2018

Net Asset Value at beginning of period	$10.40	$10.33	$10.13	$9.21	$10.22
Income from Investment Operations:
Net investment income.	0.18	0.23	0.12	0.201	0.25
Net realized and unrealized gain (loss) on investments	(1.54)	0.15	0.83	1.00	(0.51)
Total from investment operations	(1.36)	0.38	0.95	1.20	(0.26)
Less Distributions From:
Net investment income	(0.18)	(0.21)	(0.22)	(0.19)	(0.25)
Capital gains	(0.25)	(0.10)	(0.41)	(0.09)	(0.50)
Return of capital	–	–	(0.12)	–	–
Total distributions	(0.43)	(0.31)	(0.75)	(0.28)	(0.75)
Net increase (decrease) in net asset value	(1.79)	0.07	0.20	0.92	(1.01)
Net Asset Value at end of period	$8.61	$10.40	$10.33	$10.13	$9.21
Total Return (%)[2]	(13.17)	3.59	9.46	12.97	(2.49)
Ratios/Supplemental Data:
Net Assets at end of period (in 000‘s)	$102,727	$134,456	$146,016	$109,012	$96,763
Ratios of expenses to average net assets:
Before waiver of expenses by Adviser (%)	0.33	0.32	0.32	0.32	0.32
After waiver of expenses by Adviser (%)	0.29	0.22	0.22	0.22	0.22
Ratio of net investment income to average net assets (%)	1.74	2.04	1.56	2.15	2.13
Portfolio turnover (%)[3]	64	50	73	57	54

	Year Ended December 31,
CLASS II	2022	2021	2020	2019	2018
Net Asset Value at beginning of period	$10.42	$10.36	$10.14	$9.22	$10.22
Income from Investment Operations:
Net investment income	0.13	0.19	0.13	0.171	0.19
Net realized and unrealized gain (loss) on investments	(1.51)	0.15	0.80	1.00	(0.47)
Total from investment operations	(1.38)	0.34	0.93	1.17	(0.28)
Less Distributions From:
Net investment income	(0.14)	(0.18)	(0.18)	(0.16)	(0.22)
Capital gains	(0.25)	(0.10)	(0.41)	(0.09)	(0.50)
Return of capital	–	–	(0.12)	–	–
Total distributions	(0.39)	(0.28)	(0.71)	(0.25)	(0.72)
Net increase (decrease) in net asset value	(1.77)	0.06	0.22	0.92	(1.00)
Net Asset Value at end of period	$8.65	$10.42	$10.36	$10.14	$9.22
Total Return (%)[2]	(13.38)	3.33	9.18	12.69	(2.73)
Ratios/Supplemental Data:
Net Assets at end of period (in 000s)	$12,679	$17,373	$19,406	$21,984	$22,527
Ratios of expenses to average net assets:
Before waiver of expenses by Adviser (%)	0.58	0.57	0.57	0.57	0.57
After waiver of expenses by Adviser (%)	0.54	0.47	0.47	0.47	0.47
Ratio of net investment income to average net assets (%)	1.48	1.79	1.30	1.86	1.88
Portfolio turnover (%)[3]	64	50	73	57	54

[1]	Net investment income (loss) calculated excluding permanent tax adjustments to undistributed net investment income.
[2]	These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted.
[3]	Portfolio turnover is calculated at the fund level and represents the entire fiscal year .

See accompanying Notes to Financial Statements.

65

Ultra Series Fund | December 31, 2022

Financial Highlights for a Share of Beneficial Interest Outstanding - continued

MODERATE ALLOCATION FUND

	Year Ended December 31,
CLASS I	2022	2021	2020	2019	2018
Net Asset Value at beginning of period	$10.29	$10.09	$10.31	$9.20	$10.85
Income from Investment Operations:
Net investment income	0.15	0.28	0.15	0.22 [1]	0.21
Net realized and unrealized gain (loss) on investments	(1.53)	0.46	0.89	1.30	(0.69)
Total from investment operations	(1.38)	0.74	1.04	1.52	(0.48)
Less Distributions From:
Net investment income	(0.16)	(0.26)	(0.17)	(0.23)	(0.12)
Capital gains	(0.62)	(0.28)	(0.78)	(0.18)	(1.05)
Return of capital	-	-	(0.31)	-	-
Total distributions	(0.78)	(0.54)	(1.26)	(0.41)	(1.17)
Net increase (decrease) in net asset value	(2.16)	0.20	(0.22)	1.11	(1.65)
Net Asset Value at end of period	$8.13	$10.29	$10.09	$10.31	$9.20
Total Return (%)[2]	(13.54)	7.40	10.06	16.56	(4.36)
Ratios/Supplemental Data:
Net Assets at end of period (in 000's)	$107,664	$146,647	$161,944	$171,065	$175,785
Ratios of expenses to average net assets:
Before waiver of expenses by Adviser (%)	0.33	0.32	0.32	0.32	0.32
After waiver of expenses by Adviser (%)	0.29	0.22	0.22	0.22	0.22
Ratio of net investment income to average net assets (%)	1.58	2.37	1.32	1.87	1.85
Portfolio turnover (%)[3]	64	59	79	62	67

	Year Ended December 31,
CLASS II	2022	2021	2020	2019	2018
Net Asset Value at beginning of period	$10.31	$10.10	$10.31	$9.19	$10.83
Income from Investment Operations:
Net investment income	0.09	0.21	0.11	0.15 [1]	0.15
Net realized and unrealized gain (loss) on investments	(1.49)	0.51	0.90	1.34	(0.65)
Total from investment operations	(1.40)	0.72	1.01	1.49	(0.50)
Less Distributions From:
Net investment income	(0.13)	(0.23)	(0.13)	(0.19)	(0.09)
Capital gains	(0.62)	(0.28)	(0.78)	(0.18)	(1.05)
Return of capital	-	-	(0.31)	-	-
Total distributions	(0.75)	(0.51)	(1.22)	(0.37)	(1.14)
Net increase (decrease) in net asset value	(2.15)	0.21	(0.21)	1.12	(1.64)
Net Asset Value at end of period	$8.16	$10.31	$10.10	$10.31	$9.19
Total Return (%)[2]	(13.76)	7.13	9.78	16.27	(4.60)
Ratios/Supplemental Data:
Net Assets at end of period (in 000s)	$11,241	$16,166	$18,046	$18,790	$20,302
Ratios of expenses to average net assets:
Before waiver of expenses by Adviser (%)	0.58	0.57	0.57	0.57	0.57
After waiver of expenses by Adviser (%)	0.54	0.47	0.47	0.47	0.47
Ratio of net investment income to average net assets (%)	1.32	2.17	1.07	1.62	1.58
Portfolio turnover (%)[3]	64	59	79	62	67

[1]	Net investment income (loss) calculated excluding permanent tax adjustments to undistributed net investment income.
[2]	These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted.
[3]	Portfolio turnover is calculated at the fund level and represents the entire fiscal year .

See accompanying Notes to Financial Statements.

66

Ultra Series Fund | December 31, 2022

Financial Highlights for a Share of Beneficial Interest Outstanding - continued

AGGRESSIVE ALLOCATION FUND

	Year Ended December 31,
CLASS I	2022	2021	2020	2019	2018
Net Asset Value at beginning of period	$9.08	$8.76	$9.09	$7.97	$10.12
Income from Investment Operations:
Net investment income	0.13	0.28	0.12	0.161	0.18
Net realized and unrealized gain (loss) on investments	(1.39)	0.61	0.79	1.40	(0.80)
Total from investment operations	(1.26)	0.89	0.91	1.56	(0.62)
Less Distributions From:
Net investment income	(0.14)	(0.26)	(0.13)	(0.15)	(0.19)
Capital gains	(0.64)	(0.31)	(0.72)	(0.29)	(1.34)
Return of capital	–	–	(0.39)	–	–
Total distributions	(0.78)	(0.57)	(1.24)	(0.44)	(1.53)
Net increase (decrease) in net asset value	(2.04)	0.32	(0.33)	1.12	(2.15)
Net Asset Value at end of period	$7.04	$9.08	$8.76	$9.09	$7.97
Total Return (%)[2]	(14.35)	10.18	10.08	19.69	(6.16)
Ratios/Supplemental Data:
Net Assets at end of period (in 000‘s)	$39,149	$52,574	$54,472	$61,127	$61,777
Ratios of expenses to average net assets:
Before waiver of expenses by Adviser (%)	0.33	0.32	0.32	0.32	0.32
After waiver of expenses by Adviser (%)	0.29	0.22	0.22	0.22	0.22
Ratio of net investment income to average net assets (%)	1.50	2.74	1.14	1.71	1.55
Portfolio turnover (%)[3]	70	71	93	78	69

	Year Ended December 31,
CLASS II	2022	2021	2020	2019	2018
Net Asset Value at beginning of period	$9.06	$8.74	$9.06	$7.94	$10.09
Income from Investment Operations:
Net investment income	0.10	0.22	0.08	0.131	0.13
Net realized and unrealized gain (loss) on investments	(1.39)	0.64	0.80	1.41	(0.78)
Total from investment operations	(1.29)	0.86	0.88	1.54	(0.65)
Less Distributions From:
Net investment income	(0.11)	(0.23)	(0.09)	(0.13)	(0.16)
Capital gains	(0.64)	(0.31)	(0.72)	(0.29)	(1.34)
Return of capital	–	–	(0.39)	–	–
Total distributions	(0.75)	(0.54)	(1.20)	(0.42)	(1.50)
Net increase (decrease) in net asset value	(2.04)	0.32	(0.32)	1.12	(2.15)
Net Asset Value at end of period	$7.02	$9.06	$8.74	$9.06	$7.94
Total Return (%)[2]	(14.57)	9.90	9.81	19.39	(6.39)
Ratios/Supplemental Data:
Net Assets at end of period (in 000s)	$614	$799	$1,095	$1,272	$1,527
Ratios of expenses to average net assets:
Before waiver of expenses by Adviser (%)	0.58	0.57	0.57	0.57	0.57
After waiver of expenses by Adviser (%)	0.54	0.47	0.47	0.47	0.47
Ratio of net investment income to average net assets (%)	1.27	2.42	0.90	1.41	1.01
Portfolio turnover (%)[3]	70	71	93	78	69

[1]	Net investment income (loss) calculated excluding permanent tax adjustments to undistributed net investment income.
[2]	These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted.
[3]	Portfolio turnover is calculated at the fund level and represents the entire fiscal year .

See accompanying Notes to Financial Statements.

67

Ultra Series Fund | December 31, 2022

Financial Highlights for a Share of Beneficial Interest Outstanding - continued

CORE BOND FUND

	Year Ended December 31,
CLASS I	2022	2021	2020	2019	2018
Net Asset Value at beginning of period	$9.74	$10.30	$9.89	$9.39	$9.76
Income from Investment Operations:
Net investment income	0.23	0.20	0.26	0.311	0.32
Net realized and unrealized gain (loss) on investments	(1.50)	(0.37)	0.62	0.48	(0.38)
Total from investment operations	(1.27)	(0.17)	0.88	0.79	(0.06)
Less Distributions From:
Net investment income	(0.23)	(0.23)	(0.28)	(0.28)	(0.31)
Capital gains	(0.04)	(0.16)	(0.19)	(0.01)	–
Total distributions	(0.27)	(0.39)	(0.47)	(0.29)	(0.31)
Net increase (decrease) in net asset value	(1.54)	(0.56)	0.41	0.50	(0.37)
Net Asset Value at end of period	$8.20	$9.74	$10.30	$9.89	$9.39
Total Return (%)[2]	(13.17)	(1.58)	8.97	8.36	(0.62)
Ratios/Supplemental Data:
Net Assets at end of period (in 000‘s)	$67,311	$85,758	$92,471	$95,679	$104,781
Ratios of expenses to average net assets (%)	0.58	0.57	0.57	0.57	0.57
Ratio of net investment income to average net assets (%)	2.40	1.97	2.23	2.67	2.70
Portfolio turnover (%)[3]	27	34	44	26	24

	Year Ended December 31,
CLASS II	2022	2021	2020	2019	2018
Net Asset Value at beginning of period	$9.69	$10.25	$9.84	$9.36	$9.73
Income from Investment Operations:
Net investment income	0.12	0.07	0.11	0.171	0.19
Net realized and unrealized gain (loss) on investments	(1.41)	(0.25)	0.74	0.58	(0.27)
Total from investment operations	(1.29)	(0.18)	0.85	0.75	(0.08)
Less Distributions From:
Net investment income	(0.21)	(0.22)	(0.25)	(0.26)	(0.29)
Capital gains	(0.04)	(0.16)	(0.19)	(0.01)	–
Total distributions	(0.25)	(0.38)	(0.44)	(0.27)	(0.29)
Net increase (decrease) in net asset value	(1.54)	(0.56)	0.41	0.48	(0.37)
Net Asset Value at end of period.	$8.15	$9.69	$10.25	$9.84	$9.36
Total Return (%)[2]	(13.38)	(1.83)	8.70	8.09	(0.87)
Ratios/Supplemental Data:
Net Assets at end of period (in 000s)	$15,043	$19,379	$23,721	$26,855	$29,713
Ratios of expenses to average net assets (%)	0.83	0.82	0.82	0.82	0.82
Ratio of net investment income to average net assets (%)	2.15	1.72	1.98	2.43	2.45
Portfolio turnover (%)[3]	27	34	44	26	24

[1]	Net investment income (loss) calculated excluding permanent tax adjustments to undistributed net investment income.
[2]	These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted.
[3]	Portfolio turnover is calculated at the fund level and represents the entire fiscal year .

See accompanying Notes to Financial Statements.

68

Ultra Series Fund | December 31, 2022

Financial Highlights for a Share of Beneficial Interest Outstanding - continued

HIGH INCOME FUND

	Year Ended December 31,
CLASS I	2022	2021	2020	2019	2018
Net Asset Value at beginning of period	$8.22	$8.24	$8.17	$7.91	$8.66
Income from Investment Operations:
Net investment income	0.40	0.38	0.46	0.491	0.49
Net realized and unrealized gain (loss) on investments	(1.16)	(0.04)	0.03	0.19	(0.77)
Total from investment operations	(0.76)	0.34	0.49	0.68	(0.28)
Less Distributions From:
Net investment income	(0.37)	(0.36)	(0.42)	(0.42)	(0.47)
Net increase (decrease) in net asset value	(1.13)	(0.02)	0.07	0.26	(0.75)
Net Asset Value at end of period	$7.09	$8.22	$8.24	$8.17	$7.91
Total Return (%)[2]	(9.45)	4.24	5.98	8.64	(3.20)
Ratios/Supplemental Data:
Net Assets at end of period (in 000‘s)	$10,264	$13,032	$13,989	$15,658	$17,466
Ratios of expenses to average net assets (%)	0.78	0.77	0.77	0.77	0.77
Ratio of net investment income to average net assets (%)	4.57	4.14	4.77	4.96	5.12
Portfolio turnover (%)[3]	4	50	55	17	22

	Year Ended December 31,
CLASS II	2022	2021	2020	2019	2018
Net Asset Value at beginning of period	$8.22	$8.25	$8.18	$7.92	$8.67
Income from Investment Operations:
Net investment income	0.20	0.25	0.26	0.311	0.37
Net realized and unrealized gain (loss) on investments	(0.99)	0.07	0.21	0.35	(0.67)
Total from investment operations.	(0.79)	0.32	0.47	0.66	(0.30)
Less Distributions From:
Net investment income	(0.35)	(0.35)	(0.40)	(0.40)	(0.45)
Net increase (decrease) in net asset value	(1.14)	(0.03)	0.07	0.26	(0.75)
Net Asset Value at end of period	$7.08	$8.22	$8.25	$8.18	$7.92
Total Return (%)[2]	(9.68)	3.98	5.71	8.36	(3.44)
Ratios/Supplemental Data:
Net Assets at end of period (in 000s)	$2,612	$3,403	$3,693	$4,181	$4,605
Ratios of expenses to average net assets (%)	1.03	1.02	1.02	1.02	1.02
Ratio of net investment income to average net assets (%)	4.32	3.89	4.52	4.71	4.87
Portfolio turnover (%)[3]	4	50	55	17	22

[1]	Net investment income (loss) calculated excluding permanent tax adjustments to undistributed net investment income.
[2]	These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted.
[3]	Portfolio turnover is calculated at the fund level and represents the entire fiscal year .

See accompanying Notes to Financial Statements.

69

Ultra Series Fund | December 31, 2022

Financial Highlights for a Share of Beneficial Interest Outstanding - continued

DIVERSIFIED INCOME FUND

	Year Ended December 31,
CLASS I	2022	2021	2020	2019	2018
Net Asset Value at beginning of period	$19.65	$19.47	$19.11	$17.26	$19.55
Income from Investment Operations:
Net investment income	0.41	0.36	0.40	0.431	0.47
Net realized and unrealized gain (loss) on investments	(1.89)	2.53	1.04	2.96	(0.65)
Total from investment operations.	(1.48)	2.89	1.44	3.39	(0.18)
Less Distributions From:
Net investment income	(0.41)	(0.39)	(0.41)	(0.40)	(0.48)
Capital gains	(1.67)	(2.32)	(0.67)	(1.14)	(1.63)
Total distributions	(2.08)	(2.71)	(1.08)	(1.54)	(2.11)
Net increase (decrease) in net asset value	(3.56)	0.18	0.36	1.85	(2.29)
Net Asset Value at end of period	$16.09	$19.65	$19.47	$19.11	$17.26
Total Return (%)[2]	(7.64)	14.92	7.77	19.68	(0.76)
Ratios/Supplemental Data:
Net Assets at end of period (in 000‘s)	$166,136	$200,806	$195,463	$206,780	$201,421
Ratios of expenses to average net assets (%)	0.73	0.72	0.72	0.72	0.72
Ratio of net investment income to average net assets (%)	2.18	1.64	2.04	2.10	2.17
Portfolio turnover (%)[3]	32	34	31	28	26

	Year Ended December 31,
CLASS II	2022	2021	2020	2019	2018
Net Asset Value at beginning of period	$19.39	$19.27	$18.92	$17.12	$19.41
Income from Investment Operations:
Net investment income	0.37	0.32	0.27	0.341	0.38
Net realized and unrealized gain (loss) on investments	(1.88)	2.48	1.12	2.97	(0.60)
Total from investment operations	(1.51)	2.80	1.39	3.31	(0.22)
Less Distributions From:
Net investment income	(0.36)	(0.36)	(0.37)	(0.37)	(0.44)
Capital gains	(1.67)	(2.32)	(0.67)	(1.14)	(1.63)
Total distributions	(2.03)	(2.68)	(1.04)	(1.51)	(2.07)
Net increase (decrease) in net asset value	(3.54)	0.12	0.35	1.80	(2.29)
Net Asset Value at end of period	$15.85	$19.39	$19.27	$18.92	$17.12
Total Return (%)[2]	(7.87)	14.64	7.50	19.38	(1.01)
Ratios/Supplemental Data:
Net Assets at end of period (in 000s)	$25,053	$29,739	$29,102	$33,801	$32,925
Ratios of expenses to average net assets (%)	0.98	0.97	0.97	0.97	0.97
Ratio of net investment income to average net assets (%)	1.93	1.39	1.79	1.85	1.92
Portfolio turnover (%)[3]	32	34	31	28	26

[1]	Net investment income (loss) calculated excluding permanent tax adjustments to undistributed net investment income.
[2]	These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted.
[3]	Portfolio turnover is calculated at the fund level and represents the entire fiscal year .

See accompanying Notes to Financial Statements.

70

Ultra Series Fund | December 31, 2022

Financial Highlights for a Share of Beneficial Interest Outstanding - continued

LARGE CAP VALUE FUND

	Year Ended December 31,
CLASS I	2022	2021	2020	2019	2018
Net Asset Value at beginning of period	$27.33	$23.34	$25.08	$21.85	$28.48
Income from Investment Operations:
Net investment income	0.63	0.49	0.40	0.411	0.50
Net realized and unrealized gain (loss) on investments	(1.96)	4.71	(1.46)	5.01	(4.09)
Total from investment operations	(1.33)	5.20	(1.06)	5.42	(3.59)
Less Distributions From:
Net investment income	(0.61)	(0.49)	(0.38)	(0.37)	(0.46)
Capital gains	(2.04)	(0.72)	(0.30)	(1.82)	(2.01)
Return of capital	–	–	–	–	(0.57)
Total distributions	(2.65)	(1.21)	(0.68)	(2.19)	(3.04)
Net increase (decrease) in net asset value	(3.98)	3.99	(1.74)	3.23	(6.63)
Net Asset Value at end of period	$23.35	$27.33	$23.34	$25.08	$21.85
Total Return (%)[2]	(4.91)	22.36	(3.99)	24.93	(12.59)
Ratios/Supplemental Data:
Net Assets at end of period (in 000‘s)	$202,492	$239,621	$220,518	$256,775	$243,697
Ratios of expenses to average net assets (%)	0.63	0.62	0.62	0.62	0.62
Ratio of net investment income to average net assets (%)	2.33	1.78	1.74	1.49	1.54
Portfolio turnover (%)[3]	29	32	87	76	83

	Year Ended December 31,
CLASS II	2022	2021	2020	2019	2018
Net Asset Value at beginning of period	$26.87	$22.99	$24.72	$21.56	$28.17
Income from Investment Operations:
Net investment income	0.42	0.24	0.23	0.301	0.36
Net realized and unrealized gain (loss) on investments	(1.80)	4.81	(1.33)	4.98	(3.98)
Total from investment operations	(1.38)	5.05	(1.10)	5.28	(3.62)
Less Distributions From:
Net investment income	(0.54)	(0.45)	(0.33)	(0.30)	(0.41)
Capital gains	(2.04)	(0.72)	(0.30)	(1.82)	(2.01)
Return of capital	–	–	–	–	(0.57)
Total distributions	(2.58)	(1.17)	(0.63)	(2.12)	(2.99)
Net increase (decrease) in net asset value	(3.96)	3.88	(1.73)	3.16	(6.61)
Net Asset Value at end of period	$22.91	$26.87	$22.99	$24.72	$21.56
Total Return (%)[2]	(5.14)	22.05	(4.23)	24.61	(12.81)
Ratios/Supplemental Data:
Net Assets at end of period (in 000s)	$2,296	$3,128	$3,388	$4,284	$3,829
Ratios of expenses to average net assets (%)	0.87	0.87	0.87	0.87	0.87
Ratio of net investment income to average net assets (%)	2.06	1.52	1.48	1.24	1.29
Portfolio turnover (%)[3]	29	32	87	76	83

[1]	Net investment income (loss) calculated excluding permanent tax adjustments to undistributed net investment income.
[2]	These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted.
[3]	Portfolio turnover is calculated at the fund level and represents the entire fiscal year .

See accompanying Notes to Financial Statements.

71

Ultra Series Fund | December 31, 2022

Financial Highlights for a Share of Beneficial Interest Outstanding - continued

LARGE CAP GROWTH FUND

	Year Ended December 31,
CLASS I	2022	2021	2020	2019	2018
Net Asset Value at beginning of period	$23.42	$21.11	$20.17	$17.19	$26.54
Income from Investment Operations:
Net investment income	0.07	0.10	0.09	0.121	0.20
Net realized and unrealized gain (loss) on investments	(3.21)	4.68	2.61	5.20	(0.52)
Total from investment operations	(3.14)	4.78	2.70	5.32	(0.32)
Less Distributions From:
Net investment income	(0.08)	(0.08)	(0.09)	(0.12)	(0.19)
Capital gains	(1.41)	(2.39)	(1.67)	(2.22)	(8.84)
Total distributions	(1.49)	(2.47)	(1.76)	(2.34)	(9.03)
Net increase (decrease) in net asset value	(4.63)	2.31	0.94	2.98	(9.35)
Net Asset Value at end of period.	$18.79	$23.42	$21.11	$20.17	$17.19
Total Return (%)[2]	(13.45)	22.96	13.94	31.13	(0.28)
Ratios/Supplemental Data:
Net Assets at end of period (in 000‘s)	$166,176	$213,648	$198,560	$197,776	$184,508
Ratios of expenses to average net assets (%)	0.83	0.82	0.82	0.82	0.82
Ratio of net investment income to average net assets (%)	0.30	0.40	0.43	0.52	0.70
Portfolio turnover (%)[3]	12	16	29	18	73

	Year Ended December 31,
CLASS II	2022	2021	2020	2019	2018
Net Asset Value at beginning of period	$22.73	$20.57	$19.71	$16.85	$26.22
Income from Investment Operations:
Net investment income (loss)	(0.05)	(0.04)	(0.01)	0.021	0.19
Net realized and unrealized gain (loss) on investments	(3.05)	4.64	2.59	5.14	(0.56)
Total from investment operations	(3.10)	4.60	2.58	5.16	(0.37)
Less Distributions From:
Net investment income	(0.03)	(0.05)	(0.05)	(0.08)	(0.16)
Capital gains	(1.41)	(2.39)	(1.67)	(2.22)	(8.84)
Total distributions	(1.44)	(2.44)	(1.72)	(2.30)	(9.00)
Net increase (decrease) in net asset value .	(4.54)	2.16	0.86	2.86	(9.37)
Net Asset Value at end of period	$18.19	$22.73	$20.57	$19.71	$16.85
Total Return (%)[2]	(13.67)	22.66	13.65	30.80	(0.53)
Ratios/Supplemental Data:
Net Assets at end of period (in 000s)	$10,324	$14,667	$15,900	$17,569	$17,704
Ratios of expenses to average net assets (%)	1.08	1.07	1.07	1.07	1.07
Ratio of net investment income to average net assets (%)	0.04	0.17	0.19	0.27	0.45
Portfolio turnover (%)[3]	12	16	29	18	73

[1]	Net investment income (loss) calculated excluding permanent tax adjustments to undistributed net investment income.
[2]	These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted.
[3]	Portfolio turnover is calculated at the fund level and represents the entire fiscal year .

See accompanying Notes to Financial Statements.

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MID CAP FUND

	Year Ended December 31,
CLASS I	2022	2021	2020	2019		2018
Net Asset Value at beginning of period	$19.99	$17.97	$18.38	$15.19		$18.97
Income from Investment Operations:
Net investment income (loss)	(0.02)	0.01	(0.01)	(0.03	)1	–
Net realized and unrealized gain (loss) on investments	(2.61)	4.62	1.66	5.22		(0.37)
Total from investment operations	(2.63)	4.63	1.65	5.19		(0.37)
Less Distributions From:
Capital gains	(1.57)	(2.61)	(2.06)	(2.00)		(3.41)
Net increase (decrease) in net asset value	(4.20)	2.02	(0.41)	3.19		(3.78)
Net Asset Value at end of period	$15.79	$19.99	$17.97	$18.38		$15.19
Total Return (%)[2]	(13.17)	26.39	9.69	34.27		(1.50)
Ratios/Supplemental Data:
Net Assets at end of period (in 000‘s)	$133,928	$176,437	$164,068	$167,094		$152,077
Ratios of expenses to average net assets (%)	0.93	0.92	0.92	0.92		0.92
Ratio of net investment income (loss) to average net assets (%)	(0.15)	0.06	(0.07)	(0.18)		(0.03)
Portfolio turnover (%)[3]	17	25	24	16		25

	Year Ended December 31,
CLASS II	2022	2021	2020	2019		2018
Net Asset Value at beginning of period	$19.04	$17.26	$17.77	$14.77		$18.59
Income from Investment Operations:
Net investment loss	(0.14)	(0.14)	(0.10)	(0.14	)1	(0.07)
Net realized and unrealized gain (loss) on investments	(2.41)	4.53	1.65	5.14		(0.34)
Total from investment operations	(2.55)	4.39	1.55	5.00		(0.41)
Less Distributions From:
Capital gains	(1.57)	(2.61)	(2.06)	(2.00)		(3.41)
Net increase (decrease) in net asset value	(4.12)	1.78	(0.51)	3.00		(3.82)
Net Asset Value at end of period	$14.92	$19.04	$17.26	$17.77		$14.77
Total Return (%)[2]	(13.39)	26.08	9.41	33.93		(1.75)
Ratios/Supplemental Data:
Net Assets at end of period (in 000s)	$4,595	$6,487	$7,069	$8,070		$7,921
Ratios of expenses to average net assets (%)	1.18	1.17	1.17	1.17		1.17
Ratio of net investment loss to average net assets (%)	(0.41)	(0.17)	(0.31)	(0.43)		(0.28)
Portfolio turnover (%)[3]	17	25	24	16		25

[1]	Net investment income (loss) calculated excluding permanent tax adjustments to undistributed net investment income.
[2]	These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted.
[3]	Portfolio turnover is calculated at the fund level and represents the entire fiscal year .

See accompanying Notes to Financial Statements.

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INTERNATIONAL STOCK FUND

	Year Ended December 31,
CLASS I	2022	2021	2020	2019	2018
Net Asset Value at beginning of period	$11.59	$12.67	$11.80	$9.93	$11.73
Income from Investment Operations:
Net investment income	0.08	0.14	0.12	0.231	0.21
Net realized and unrealized gain (loss) on investments	(2.14)	(0.32)	0.86	1.84	(1.82)
Total from investment operations	(2.06)	(0.18)	0.98	2.07	(1.61)
Less Distributions From:
Net investment income	(0.07)	(0.12)	(0.11)	(0.20)	(0.19)
Capital gains	(0.08)	(0.78)	–	–	–
Total distributions	(0.15)	(0.90)	(0.11)	(0.20)	(0.19)
Net increase (decrease) in net asset value	(2.21)	(1.08)	0.87	1.87	(1.80)
Net Asset Value at end of period	$9.38	$11.59	$12.67	$11.80	$9.93
Total Return (%)[2]	(17.70)	(1.34)	8.36	20.81	(13.69)
Ratios/Supplemental Data:
Net Assets at end of period (in 000‘s)	$15,193	$19,330	$21,852	$22,721	$21,130
Ratios of expenses to average net assets (%)	1.18	1.17	1.17	1.17	1.17
Ratio of net investment income to average net assets (%)	0.73	1.01	0.88	1.83	1.59
Portfolio turnover (%)[3]	22	130	33	31	33

	Year Ended December 31,
CLASS II	2022	2021	2020	2019	2018
Net Asset Value at beginning of period	$11.50	$12.59	$11.73	$9.88	$11.67
Income from Investment Operations:
Net investment income	0.04	0.04	0.01	0.151	0.11
Net realized and unrealized gain (loss) on investments	(2.10)	(0.25)	0.93	1.88	(1.73)
Total from investment operations	(2.06)	(0.21)	0.94	2.03	(1.62)
Less Distributions From:
Net investment income	(0.05)	(0.10)	(0.08)	(0.18)	(0.17)
Capital gains	(0.08)	(0.78)	–	–	–
Total distributions	(0.13)	(0.88)	(0.08)	(0.18)	(0.17)
Net increase (decrease) in net asset value	(2.19)	(1.09)	0.86	1.85	(1.79)
Net Asset Value at end of period	$9.31	$11.50	$12.59	$11.73	$9.88
Total Return (%)[2]	(17.90)	(1.58)	8.09	20.51	(13.91)
Ratios/Supplemental Data:
Net Assets at end of period (in 000s)	$5,670	$7,126	$8,919	$9,691	$9,219
Ratios of expenses to average net assets (%)	1.43	1.42	1.42	1.42	1.42
Ratio of net investment income to average net assets (%)	0.47	0.79	0.63	1.60	1.35
Portfolio turnover (%)[3]	22	130	33	31	33

[1]	Net investment income (loss) calculated excluding permanent tax adjustments to undistributed net investment income.
[2]	These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted.
[3]	Portfolio turnover is calculated at the fund level and represents the entire fiscal year .

See accompanying Notes to Financial Statements.

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MADISON TARGET RETIREMENT 2020 FUND

	Year Ended December 31,
	2022	2021	2020	2019	2018
Net Asset Value at beginning of period	$7.60	$7.87	$7.83	$7.38	$7.93
Income from Investment Operations:
Net investment income	0.17	0.13	0.09	0.161	0.16
Net realized and unrealized gain (loss) on investments	(1.15)	(0.02)	0.60	0.70	(0.32)
Total from investment operations	(0.98)	0.11	0.69	0.86	(0.16)
Less Distributions From:
Net investment income	(0.11)	(0.10)	(0.13)	(0.14)	(0.19)
Capital gains	(0.06)	(0.28)	(0.52)	(0.27)	(0.10)
Return of capital.	–	–	–	–	(0.10)
Total distributions	(0.17)	(0.38)	(0.65)	(0.41)	(0.39)
Net increase (decrease) in net asset value	(1.15)	(0.27)	0.04	0.45	(0.55)
Net Asset Value at end of period	$6.45	$7.60	$7.87	$7.83	$7.38
Total Return (%)[2]	(13.00)	1.45	8.80	11.76	(2.11)
Ratios/Supplemental Data:
Net Assets at end of period (in 000‘s)	$18,687	$27,014	$35,685	$35,602	$38,523
Ratios of expenses to average net assets (%)	0.31	0.31	0.30	0.30	0.03 [3]
Ratio of net investment income to average net assets (%)	2.17	1.54	1.14	2.00	1.75 [3]
Portfolio turnover (%)[4]	305	210	318	276	35

[1]	Net investment income (loss) calculated excluding permanent tax adjustments to undistributed net investment income.
[2]	These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted.
[3]	Amount does not include income or expenses of the underlying GS Target Date Portfolio, nor the underlying expenses of the funds held by the GS Target Date Portfolio.
[4]	Portfolio turnover is calculated at the Fund level and represents the entire fiscal year.

See accompanying Notes to Financial Statements.

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MADISON TARGET RETIREMENT 2030 FUND

	Year Ended December 31,
	2022	2021	2020	2019	2018
Net Asset Value at beginning of period	$8.15	$8.18	$7.89	$7.34	$8.16
Income from Investment Operations:
Net investment income	0.19	0.29	0.09	0.161	0.17
Net realized and unrealized gain (loss) on investments	(1.14)	0.29	0.82	1.08	(0.50)
Total from investment operations	(0.95)	0.58	0.91	1.24	(0.33)
Less Distributions From:
Net investment income	(0.18)	(0.20)	(0.12)	(0.14)	(0.21)
Capital gains	(0.07)	(0.41)	(0.50)	(0.55)	(0.28)
Total distributions	(0.25)	(0.61)	(0.62)	(0.69)	(0.49)
Net increase (decrease) in net asset value	(1.20)	(0.03)	0.29	0.55	(0.82)
Net Asset Value at end of period	$6.95	$8.15	$8.18	$7.89	$7.34
Total Return (%)[2]	(11.79)	7.20	11.77	17.10	(4.04)
Ratios/Supplemental Data:
Net Assets at end of period (in 000‘s)	$56,944	$71,328	$70,125	$62,469	$62,556
Ratios of expenses to average net assets (%)	0.31	0.31	0.30	0.30	0.033
Ratio of net investment income to average net assets (%)	2.38	3.40	1.09	1.97	1.883
Portfolio turnover (%)[4]	303	215	372	244	33

[1]	Net investment income (loss) calculated excluding permanent tax adjustments to undistributed net investment income.
[2]	These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted.
[3]	Amount does not include income or expenses of the underlying GS Target Date Portfolio, nor the underlying expenses of the funds held by the GS Target Date Portfolio.
[4]	Portfolio turnover is calculated at the Fund level and represents the entire fiscal year.

See accompanying Notes to Financial Statements.

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MADISON TARGET RETIREMENT 2040 FUND

	Year Ended December 31,
	2022	2021	2020	2019	2018
Net Asset Value at beginning of period	$7.49	$7.52	$7.21	$6.66	$7.55
Income from Investment Operations:
Net investment income	0.18	0.31	0.08	0.151	0.16
Net realized and unrealized gain (loss) on investments	(1.01)	0.36	0.81	1.09	(0.52)
Total from investment operations	(0.83)	0.67	0.89	1.24	(0.36)
Less Distributions From:
Net investment income	(0.17)	(0.21)	(0.10)	(0.14)	(0.21)
Capital gains	(0.16)	(0.49)	(0.48)	(0.55)	(0.32)
Total distributions	(0.33)	(0.70)	(0.58)	(0.69)	(0.53)
Net increase (decrease) in net asset value	(1.16)	(0.03)	0.31	0.55	(0.89)
Net Asset Value at end of period	$6.33	$7.49	$7.52	$7.21	$6.66
Total Return (%)[2]	(11.35)	8.91	12.51	18.86	(4.88)
Ratios/Supplemental Data:
Net Assets at end of period (in 000‘s)	$36,024	$40,984	$41,990	$37,060	$38,424
Ratios of expenses to average net assets (%)	0.31	0.31	0.30	0.30	0.03 [3]
Ratio of net investment income to average net assets (%)	2.57	3.71	1.08	1.94	1.69 [3]
Portfolio turnover (%)[4]	309	209	367	258	30

[1]	Net investment income (loss) calculated excluding permanent tax adjustments to undistributed net investment income.
[2]	These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted.
[3]	Amount does not include income or expenses of the underlying GS Target Date Portfolio, nor the underlying expenses of the funds held by the GS Target Date Portfolio.
[4]	Portfolio turnover is calculated at the Fund level and represents the entire fiscal year.

See accompanying Notes to Financial Statements.

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MADISON TARGET RETIREMENT 2050 FUND

	Year Ended December 31,
	2022	2021	2020	2019	2018
Net Asset Value at beginning of period	$13.21	$13.00	$12.37	$12.03	$13.60
Income from Investment Operations:
Net investment income	0.33	0.57	0.13	0.261	0.26
Net realized and unrealized gain (loss) on investments	(1.76)	0.74	1.43	2.10	(1.06)
Total from investment operations	(1.43)	1.31	1.56	2.36	(0.80)
Less Distributions From:
Net investment income	(0.33)	(0.38)	(0.18)	(0.22)	(0.38)
Capital gains	(0.44)	(0.72)	(0.75)	(1.80)	(0.39)
Total distributions	(0.77)	(1.10)	(0.93)	(2.02)	(0.77)
Net increase (decrease) in net asset value	(2.20)	0.21	0.63	0.34	(1.57)
Net Asset Value at end of period	$11.01	$13.21	$13.00	$12.37	$12.03
Total Return (%)[2]	(11.04)	10.22	12.80	20.55	(5.85)
Ratios/Supplemental Data:
Net Assets at end of period (in 000‘s)	$28,467	$34,283	$30,437	$24,850	$23,081
Ratios of expenses to average net assets (%)	0.31	0.30	0.30	0.30	0.03 [3]
Ratio of net investment income to average net assets (%)	2.63	4.34	1.07	1.95	1.61 [3]
Portfolio turnover (%)[4]	329	228	390	292	37

[1]	Net investment income (loss) calculated excluding permanent tax adjustments to undistributed net investment income.
[2]	These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted.
[3]	Amount does not include income or expenses of the underlying GS Target Date Portfolio, nor the underlying expenses of the funds held by the GS Target Date Portfolio.
[4]	Portfolio turnover is calculated at the Fund level and represents the entire fiscal year.

See accompanying Notes to Financial Statements.

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Ultra Series Fund | December 31, 2022

Notes to Financial Statements

1. ORGANIZATION

The Ultra Series Fund (the “Trust”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Trust is a series trust with 14 investment portfolios (individually, a “fund,” and collectively, the “funds”), each with different investment objectives and policies. The Funds are the Core Bond Fund, High Income Fund, Diversified Income Fund, Large Cap Value Fund, Large Cap Growth Fund, Mid Cap Fund and International Stock Fund (collectively, the “Core Funds”), the Conservative Allocation Fund, Moderate Allocation Fund and Aggressive Allocation Fund (collectively, the “Target Allocation Funds”) and the Madison Target Retirement 2020 Fund, Madison Target Retirement 2030 Fund, Madison Target Retirement 2040 Fund, and Madison Target Retirement 2050 Fund, (collectively, the “Target Date Funds”). Madison Asset Management, LLC (the “Investment Adviser” or “Madison”) serves as the funds’ investment adviser.

The Declaration of Trust permits the Board of Trustees to issue an unlimited number of full and fractional shares of the Trust without par value. All funds, except the Target Date Funds, offer Class I and II shares. The Target Date Funds only offer Class I shares. Each class of shares represents an interest in the assets of the respective Fund and has identical voting, dividend, liquidation and other rights, except that each class of shares bears its own distribution fee, if any, and its proportional share of Fund level expenses, and has exclusive voting rights on matters pertaining to Rule 12b-1 under the 1940 Act as it relates to that class and other class specific matters. Shares are offered to separate accounts (the “Accounts”) of CMFG Life Insurance Company and to qualified pension and retirement plans of CMFG Life Insurance Company or its affiliates (“CUNA Mutual Group”). The Trust may, in the future, offer other share classes to separate accounts of insurance companies and to qualified pension and retirement plans that are not affiliated with CUNA Mutual Group. The Trust does not offer shares directly to the general public.

2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

The Funds are investment companies that apply the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services-Investment Companies (ASC 946). The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements.

Portfolio Valuation: The Trust and each series of the Trust, referred to individually as a fund, values securities and other investments as follows: Equity securities, including closed-end investment companies, American Depositary Receipts (“ADRs”),Global Depositary Receipts (“GDRs”) and exchange-traded Funds (“ETFs”) listed on any U.S. or foreign stock exchange or quoted on the National Association of Securities Dealers Automated Quotation System (“NASDAQ’’) are valued at the last quoted sale price or official closing price on that exchange or NASDAQ on the valuation day (provided that, for securities traded on NASDAQ, the Funds utilize the NASDAQ Official Closing Price (“NOCP”). If no sale occurs, equities traded on a U.S. exchange, foreign exchange or on NASDAQ are valued at the bid price. Debt securities (other than short-term obligations) purchased with a remaining maturity of 61 days or more are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services approved by the Trust. In determining the value of a particular investment, pricing services may use certain

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Ultra Series Fund | Notes to Financial Statements - continued | December 31, 2022

information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments.

Municipal debt securities are traded via a network among dealers and brokers that connect buyers and sellers. They are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services approved by the Trust. There may be little trading in the secondary market for the particular bonds and other debt securities, making them more difficult to value or sell. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche.

Investments in shares of open-end mutual funds, including money market funds, are valued at their daily net asset value (“NAV”) which is calculated as of the close of regular trading on the New York Stock Exchange (the “NYSE”) usually 4:00 p.m. Eastern Standard Time on each day on which the NYSE is open for business. NAV per share is determined by dividing each fund’s total net assets by the number of shares of such Fund outstanding at the time of calculation. Because the assets of each Target Allocation Fund and each Target Date Fund consist primarily of shares of other registered investment companies (the “Underlying Funds”), the NAV of each Fund is determined based on the NAVs of the Underlying Funds. Total net assets are determined by adding the total current value of portfolio securities, cash, receivables, and other assets and subtracting liabilities. Short-term instruments having maturities of 60 days or less are valued on an amortized cost basis, which approximates fair value.

Over-the-counter securities not listed or traded on NASDAQ are valued at the last sale price on the valuation day. If no sale occurs on the valuation day, an over-the-counter security is valued at the last bid price. Exchange-traded options are valued at the mean of the best bid and ask prices across all option exchanges. Over-the-counter options are valued based upon prices provided by market makers in such securities or dealers in such currencies. Financial futures contracts generally are valued at the settlement price established by the exchange(s) on which the contracts are primarily traded. Spot and forward foreign currency exchange contracts are valued based on quotations supplied by dealers in such contracts. Overnight repurchase agreements are valued at cost, and term repurchase agreements (i.e., those whose maturity exceeds seven days), swaps, caps, collars and floors, if any, are valued at the average of the closing bids obtained daily from at least one dealer.

Through the end of this reporting period, the value of all assets and liabilities expressed in foreign currencies was converted into U.S. dollar values using the then-current exchange rate at the close of regular trading on the NYSE.

All other securities for which either quotations are not readily available, no other sales have occurred, or in the Investment Adviser’s opinion, do not reflect the current fair value, are appraised at their fair values as determined in good faith by the Investment Adviser’s Pricing Committee (the “Committee”) and under the general supervision of the Board of Trustees. When fair value pricing of securities is employed, the prices of securities used by the Funds to calculate NAV may differ from market quotations or NOCP. Because the Target Allocation Funds and Target Date Funds primarily invest in Underlying Funds, government securities and short-term paper, it is not anticipated that the Investment Adviser will need to “fair value” any of the investments of these funds. However, an Underlying Fund may need to “fair value” one or more of its investments, which may, in turn, require a Target Allocation Fund or Target Date Fund to do the same because of delays in obtaining the Underlying Fund’s NAV.

A fund’s investments will be valued at fair value if, in the judgment of the Committee, an event impacting the value of an investment occurred between the closing time of a security’s primary market or exchange (for example, a foreign exchange or market) and the time the fund’s share price is calculated as of the close of regular trading on the NYSE. Significant events may include, but are not limited to, the following: (1) significant fluctuations in domestic

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Ultra Series Fund | Notes to Financial Statements - continued | December 31, 2022

markets, foreign markets or foreign currencies; (2) occurrences not directly tied to the securities markets such as natural disasters, armed conflicts or significant government actions; and (3) major announcements affecting a single issuer or an entire market or market sector. Fixed income securities either newly issued or not being priced for various reasons by one of our approved pricing sources may also be fair valued. In responding to a significant event, the Committee would determine the fair value of affected securities considering factors including, but not limited to: fundamental analytical data relating to the investment; the nature and duration of any restrictions on the disposition of the investment; and the forces influencing the market(s) in which the investment is purchased or sold.

In addition to the fair value decisions made by the Committee noted above, the Committee also engages an independent fair valuation service to adjust the valuations of foreign equity securities based on specific marketmovement parameters established by the Committee and approved by the Board of Trustees. Such adjustments to the valuation of foreign securities are applied automatically upon market close if the parameters established are exceeded. A foreign security is also automatically fair valued if the exchange it is traded on is on holiday.

Recently Issued Accounting Pronouncements: On December 3, 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted new rule 2a-5 (“Valuation Rule”) under the 1940 Act, establishing an updated regulatory framework for Fund valuation. The Valuation Rule, in part, provides a framework for good faith fair value determination and permits a Board to designated fair value determinations to a fund’s investment adviser. Further, the SEC rescinded previously issued guidance on related issues. The Valuation Rule became effective on March 8, 2021, with a compliance date of September 8, 2022. The Trust adopted amended valuation policies that incorporated the new Valuation Rule as of the compliance date.

Security Transactions and Investment Income: Security transactions are accounted for on a trade date basis. Net realized gains or losses on sales are determined by the identified cost method. Net realized gain on investments in the Statements of Operations also includes realized gain distributions received from the underlying exchangelisted funds. Distributions of net realized gains are recorded on the fund’s ex-distribution date. Dividend income is recorded on ex-dividend date, except that certain dividends from foreign securities may be recorded after the ex-dividend date based on when the Funds are informed of the dividend. Interest income is recorded on an accrual basis and is increased by the accretion of discount and decreased by the amortization of premium. Amortization and accretion are recorded on the effective yield method.

Expenses: Expenses that are directly related to one Fund are charged directly to that fund. Other operating expenses are prorated to the Funds on the basis of relative net assets. Class-specific expenses are borne by that class.

Classes: Income and realized and unrealized gains/losses are allocated to the respective classes on the basis of relative net assets.

Repurchase Agreements: Each Fund may engage in repurchase agreements. In a repurchase agreement, a security is purchased for a relatively short period (usually not more than seven days) subject to the obligation to sell it back to the issuer at a fixed time and price plus accrued interest. The Funds will enter into repurchase agreements only with members of the Federal Reserve System, U.S. Central Credit Union and with “primary dealers” in U.S. government securities.

The Trust has established a procedure providing that the securities serving as collateral for each repurchase agreement must be delivered to the Trust’s custodian either physically or in book-entry form and that the collateral must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. In the event of bankruptcy or other default by a seller of a repurchase agreement, a Fund could experience one of the following: delays in liquidating the underlying securities during the period in which the Fund seeks to enforce its rights thereto, possible decreased levels of income, declines in value of the underlying securities, or lack of access

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to income during this period and the expense of enforcing its rights. As of December 31, 2022, none of the Funds held open repurchase agreements.

Foreign Currency Transactions: The Trust’s books and records are maintained in U.S. dollars. Foreign currencydenominated transactions (i.e., investment securities, assets and liabilities, purchases and sales of investment securities, and income and expenses) are translated into U.S. dollars at the current rate of exchange. The Funds enter into contracts on the trade date to settle any securities transactions denominated in foreign currencies on behalf of the Funds at the spot rate at settlement.

Each Fund reports certain foreign currency-related transactions as components of realized gains or losses for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes. Realized gains or losses associated with currency transactions are included in the Statements of Operations under the heading “Net realized gain (loss) on investments. For the year ended, December 31, 2022, the International Stock Fund had net realized losses of $(1,839) from foreign currency transactions. As of December 31, 2022, only the International Stock Fund had open foreign currency transactions.

The Funds do not isolate the portion of gains and losses on investments in securities that is due to changes in the foreign exchange rates from that which is due to change in market prices of securities. Such amounts are categorized as gain or loss on investments for financial reporting purposes.

Forward Foreign Currency Exchange Contracts: Each Fund may purchase and sell forward foreign currency exchange contracts for defensive or hedging purposes. When entering into forward foreign currency exchange contracts, the Funds agree to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily. The funds’ net assets reflect unrealized gains or losses on the contracts as measured by the difference between the forward foreign currency exchange rates at the dates of entry into the contracts and the forward rates at the reporting date. The Funds realize a gain or a loss at the time the forward foreign currency exchange contracts are settled or closed out with an offsetting contract. Contracts are traded over-the-counter directly with a counterparty. Realized and unrealized gains and losses are included in the Statements of Operations. As of December 31, 2022, none of the Funds had open forward foreign currency exchange contracts.

If a Fund enters into a forward foreign currency exchange contract to buy foreign currency for any purpose, the Fund will be required to place cash or other liquid assets in a segregated account with the fund’s custodian in an amount equal to the value of the fund’s total assets committed to the consummation of the forward contract. If the value of the securities in the segregated account declines, additional cash or securities will be placed in the segregated account so that the value of the account will equal the amount of the fund’s commitment with respect to the contract.

Cash Concentration: At times, the Funds maintain cash balances at financial institutions in excess of federally insured limits. The Funds monitor this credit risk and have not experienced any losses related to this risk.

Illiquid Securities: Each Fund currently limits investments in illiquid investments, as defined by Rule 22e-4 under the 1940 Act, to 15% of net assets at the time of purchase. An illiquid investment is generally defined as a security that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the security. At December 31, 2022, there were no illiquid securities held in the funds.

Delayed Delivery Securities: Each Fund may purchase securities on a when-issued or delayed delivery basis. “When-issued” refers to securities whose terms are available and for which a market exists, but that have not been issued. For when-issued or delayed delivery transactions, no payment is made until delivery date, which

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is typically longer than the normal course of settlement. When a Fund enters into an agreement to purchase securities on a when-issued or delayed delivery basis, the Fund may segregate cash or other liquid securities, of any type or maturity, equal in value to the fund’s commitment. Losses may arise due to changes in the fair value of the underlying securities, if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic or other factors. As of December 31, 2022, none of the Funds had entered into such transactions.

Indemnifications: Under the funds’ organizational documents, the funds’ officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the funds. In the normal course of business, the Funds enter into contracts that contain a variety of representations and provide general indemnifications. The funds’ maximum liability exposure under these arrangements is unknown, as future claims that have not yet occurred may be made against the funds. However, based on experience, management expects the risk of loss to be remote.

3. FAIR VALUE MEASUREMENTS

Each Fund has adopted FASB guidance on fair value measurements. Fair value is defined as the price that each Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data “inputs” and minimize the use of unobservable “inputs” and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs used in the valuation technique). Inputs may be observable or unobservable.

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rate volatilities, prepayment speeds, credit risk, benchmark yields, transactions, bids, offers, new issues, spreads, and other relationships observed in the markets among comparable securities, underlying equity of the issuer; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance, and other reference data, etc.)

Level 3 - significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments)

The valuation techniques used by the Funds to measure fair value for the year ended December 31, 2022 maximized the use of observable inputs and minimized the use of unobservable inputs. The Funds utilized the following fair value techniques: multi-dimensional relational pricing model and option adjusted spread pricing; the Funds estimated the price that would have prevailed in a liquid market for an international equity security given information available at the time of valuation. As of December 31, 2022, none of the Funds held securities deemed as a Level 3, and there were no transfers between classification levels.

The following is a summary of the inputs used as of December 31, 2022, in valuing the funds’ investments carried at fair value:

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Fund[1]	Level 1	Level 2	Level 3	Value at 12/31/22
Conservative Allocation
Investment Companies	$106,295,451	$—	$—	$106,295,451
Short-Term Investments	10,097,461	—	—	10,097,461
	116,392,912	—	—	116,392,912
Moderate Allocation
Investment Companies	106,576,729	—	—	106,576,729
Short-Term Investments	13,367,848	—	—	13,367,848
	119,944,577	—	—	119,944,577
Aggressive Allocation
Investment Companies	34,748,264	—	—	34,748,264
Short-Term Investments	5,095,227	—	—	5,095,227
	39,843,491	—	—	39,843,491
Core Bond
Asset Backed Securities	—	2,610,710	—	2,610,710
Collateralized Mortgage Obligations	—	3,383,841	—	3,383,841
Commercial Mortgage-Backed Securities	—	1,510,384	—	1,510,384
Corporate Notes and Bonds	—	24,200,073	—	24,200,073
Foreign Corporate Bonds		2,139,684		2,139,684
Long-Term Municipal Bonds	—	1,770,680	—	1,770,680
Mortgage Backed Securities	—	19,071,431	—	19,071,431
U.S. Government and Agency Obligations	—	26,034,597	—	26,034,597
Short-Term Investments	1,294,346	—	—	1,294,346
	1,294,346	80,721,400	—	82,015,746
High Income
Corporate Notes and Bonds	—	11,226,278	—	11,226,278
Foreign Corporate Bonds	—	867,591	—	867,591
Exchange Traded Funds	434,417	—	—	434,417
Short-Term Investments	1,656,054	—	—	1,656,054
	2,090,471	12,093,869	—	14,184,340
Diversified Income
Common Stocks	132,109,459	—	—	132,109,459
Asset Backed Securities	—	1,487,063	—	1,487,063
Collateralized Mortgage Obligations	—	3,131,042	—	3,131,042
Commercial Mortgage-Backed Securities	—	898,272	—	898,272
Corporate Notes and Bonds	—	16,135,702	—	16,135,702
Foreign Corporate Bonds	—	1,260,966	—	1,260,966
Long-Term Municipal Bonds	—	1,086,474	—	1,086,474
Mortgage Backed Securities	—	12,504,073	—	12,504,073
U.S. Government and Agency Obligations	—	17,862,558	—	17,862,558
Short-Term Investments	4,862,744	—	—	4,862,744
	136,972,203	54,366,150	—	191,338,353
Large Cap Value
Common Stocks	201,507,882	—	—	201,507,882
Short-Term Investments	2,831,330	—	—	2,831,330
	204,339,212	—	—	204,339,212
Large Cap Growth
Common Stocks	175,582,262	—	—	175,582,262
Short-Term Investments	975,644	—	—	975,644
	176,557,906	—	—	176,557,906
Mid Cap
Common Stocks	131,972,034	—	—	131,972,034
Short-Term Investments	9,537,148	—	—	9,537,148
	141,509,182	—	—	141,509,182

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Fund[1]	Level 1	Level 2	Level 3	Value at 12/31/22
International Stock
Common Stocks
Australia	408,999	—	—	408,999
Brazil	715,067	—		715,067
Canada	1,144,570	—	—	1,144,570
China	1,496,636	—	—	1,496,636
Denmark	405,579	—	—	405,579
France	1,946,984	—	—	1,946,984
Germany	2,013,485	—	—	2,013,485
Hong Kong	415,015	—	—	415,015
India	1,612,111	—	—	1,612,111
Ireland	383,783	—	—	383,783
Israel	268,764	—	—	268,764
Italy	296,695	—	—	296,695
Japan	3,217,109	—	—	3,217,109
Mexico	617,730	—	—	617,730
Netherlands	796,494	—	—	796,494
Norway	268,342	—		268,342
Singapore	450,781	—	—	450,781
Switzerland	1,399,101	—	—	1,399,101
Taiwan	249,020	—		249,020
United Kingdom	2,219,651	—	—	2,219,651
Short-Term Investments	642,458	—	—	642,458
	20,968,374	—	—	20,968,374
Madison Target Retirement 2020	21,907,461	—	—	21,907,461
Madison Target Retirement 2030	61,069,225	—	—	61,069,225
Madison Target Retirement 2040	37,502,906	—	—	37,502,906
Madison Target Retirement 2050	28,805,107	—	—	28,805,107

1 See respective portfolio of investments for underlying holdings in each fund. For additional information on the underlying funds held in the Target Allocation Funds and Target Date Funds, including shareholder prospectuses and financial reports, please visit each underlying funds website or visit the securities and exchange commission website http://www.sec.gov.

4. ADVISORY, DISTRIBUTION, ADMINISTRATIVE SERVICES AGREEMENTS AND OTHER EXPENSES

Investment Advisory Agreements: The Investment Adviser is entitled to receive an advisory fee, which is calculated daily and paid monthly, at an annual rate based upon the following percentages of average daily net assets of each Fund as follows as of December 31, 2022:

Fund	Advisory Fee	Fund	Advisory Fee
Conservative Allocation	0.30%	Large Cap Growth	0.80%
Moderate Allocation	0.30%	Mid Cap	0.90%
Aggressive Allocation	0.30%	International Stock	1.15%
Core Bond	0.55%	Madison Target Retirement 2020	0.25%
High Income	0.75%	Madison Target Retirement 2030	0.25%
Diversified Income	0.70%	Madison Target Retirement 2040	0.25%
Large Cap Value	0.60%	Madison Target Retirement 2050	0.25%

The Investment Advisory Agreement for the Core Funds and the Target Allocation Funds is structured as a “unitary fee arrangement” and, as such, requires the Investment Adviser to provide or arrange to provide overall management of the funds, including but not limited to, investment management services, custody, transfer agency, dividend disbursing, legal, accounting and administrative services. The unitary fee arrangement with these Funds does not cover, and therefore these Funds pay directly for, the following fees and expenses: (i) fees and expenses of the independent Trustees; (ii) fees and expenses of independent counsel to the independent Trustees; (iii) fees and

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expenses of the Trust’s independent registered public accountant; (iv) brokerage commissions and other expenses incurred in the acquisition or disposition of any securities or other investments; (v) costs of borrowing money, overdrafts (if any) and any potential taxes owed; and (vi) extraordinary expenses (including litigation and/or and consulting expenses) as approved by a majority of the independent Trustees.

In contrast, the Investment Advisory Agreement for the Target Date Funds is not structured as a “unitary fee arrangement.” Accordingly, under the Investment Advisory Agreement for these funds, the Investment Adviser is only responsible for providing investment management services to the funds. Other services performed by the Investment Adviser for the Target Date Funds are covered under a separate Administrative Services Agreement (discussed below).

The Investment Adviser may from time to time, contractually or voluntarily, agree to waive a portion of its fees or expenses related to the funds. Fee waiver agreements may be modified or terminated at any time or for any reason, but only with Fund Board approval. During the year ended December 31, 2022, the Investment Adviser contractually agreed to waive 0.10% of its investment advising fee for the Target Allocation Funds until April 30, 2022. The fee waiver was discontinued effective May 1, 2022. Fees waived for the period ended December 31, 2022, reflected as “fees waived” in the accompanying Statements of Operations, were as follows:

	Waived Fees or Expenses *
Fund	Class I	Class II	Total Waivers
Conservative Allocation	$41,775	$5,371	$47,146
Moderate Allocation	45,131	4,885	50,016
Aggressive Allocation	16,138	240	16,378

*The Investment Adviser does not have the right to recoup these waived fees.

Administrative Services Agreement - Target Date Funds: With respect to the Target Date Funds only, in addition to the advisory fee, the Investment Adviser is entitled to receive an administrative services fee pursuant to the terms of a separate Administrative Services Agreement. Under this agreement, Madison provides or arranges for the Target Date Funds to have all operational and support services needed by the funds, for which Madison is entitled to receive a fee of 0.05% annually based upon the average daily net assets of each fund, which is computed and accrued daily and paid monthly. Fees and expenses of independent counsel to the independent Trustees and fees and expenses of the Trust’s independent registered public accountant are covered under this agreement.

The Administrative Services Agreement with the Target Retirement Fund does not cover, and therefore these Funds pay directly for, the following expenses: (i) transaction-related expenses including, but not limited to, brokerage commissions paid in connection with Fund transactions, interest or fees in connection with Fund indebtedness or taxes paid in connection with portfolio securities held, (ii) acquired Fund fees, if any, and (iii) any extraordinary or nonrecurring expenses (such as fees and expenses relating to any temporary line of credit the Funds maintain, and overdrafts and (iv) Independent Trustee compensation, including Lead Independent Trustee compensation.

Other Expenses: Due to the “unitary fee arrangement” in place with respect to the Core Funds and the Target Allocation Funds, and the Administrative Services Agreement arrangement in place with respect to the Target Date Funds, the former group of Funds is directly responsible for certain fees and expenses that differ somewhat from the fees and expenses for which the latter group is directly responsible.

Distribution Agreement: MFD Distributor, LLC (“MFD”) serves as distributor of the funds. The Trust adopted a distribution and service plan with respect to the Trust’s Class II shares pursuant to Rule 12b-1 under the 1940 Act. Under the plan, the Trust will pay a service fee with regard to Class II shares at an annual rate of 0.25% each fund’s daily net assets.

MFD may from time to time voluntarily agree to waive a portion of its fees or expenses related to the funds. For the year ended December 31, 2022, no fees were waived. MFD does not have the right to recoup waived fees.

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Officers and Trustees: Certain officers and Trustees of the Trust may also be officers, directors and/or employees of the Adviser or its affiliates. The Trust does not compensate its officers or Trustees who are officers, directors and/ or employees of the Adviser or its affiliates. The Independent Trustees fees are a direct expense of the Funds, which is included in the “Trustee fees” line item on the Statements of Operations. The Nominating and Governance Committee of the Board reviews fees paid to Independent Trustees periodically, and may change such fees at any time.

5. DIVIDENDS FROM NET INCOME AND DISTRIBUTIONS OF CAPITAL GAINS

The Funds declare dividends from net investment income and net realized gains from investment transactions, if any, annually, which are reinvested in additional full and fractional shares of the respective funds.

Income and capital gain distributions, if any, are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Taxable distributions from income and realized capital gains of the Funds may differ from book amounts earned during the period due to differences in the timing of capital gains recognition, and due to the reclassification of certain gains or losses from capital to income. Dividends from net investment income are determined on a class level. Capital gains are determined on a Fund level.

6. SECURITIES TRANSACTIONS

For the year ended December 31, 2022, aggregate cost of purchases and proceeds from sales of securities, other than short-term investment, were as follows:

	U.S. Government Securities		Other Investment Securities
Fund	Purchases	Sales	Purchases	Sales
Conservative Allocation	$—	$—	$79,750,646	$98,579,153
Moderate Allocation	—	—	82,106,146	107,135,397
Aggressive Allocation	—	—	29,622,984	37,715,334
Core Bond	18,973,322	7,826,227	6,390,650	16,367,580
High Income	—	—	562,287	1,680,423
Diversified Income	16,818,140	7,792,986	46,953,907	66,627,753
Large Cap Value			61,329,359	82,136,426
Large Cap Growth			21,605,217	39,694,305
Mid Cap			24,818,511	43,680,842
International Stock			4,813,279	5,432,020
Madison Target Retirement 2020			60,532,732	65,689,454
Madison Target Retirement 2030			165,800,759	172,789,427
Madison Target Retirement 2040			100,443,362	101,334,210
Madison Target Retirement 2050			87,156,263	88,284,077

7. DERIVATIVES

The FASB issued guidance intended to enhance financial statement disclosure for derivative instruments and enable investors to understand: a) how and why a Fund uses derivative investments, b) how derivative instruments are accounted for, and c) how derivative instruments affect a fund’s financial position, and results of operations. As of December 31, 2022, the Funds did not hold any derivatives.

In addition, in November 2020, the SEC adopted Rule 18f-4 under the 1940 Act to govern the use of derivatives and certain related instruments by registered investment companies. Rule 18f-4, which had a compliance date of August 19, 2022, replaced existing SEC and staff guidance with a new framework for the use of derivatives by registered investment companies. Unless a fund qualifies as a “limited derivatives user,” as defined in Rule 18f-4, Rule 18f-4 requires registered investment companies that trade derivatives and other instruments that create future payment or delivery obligations to adopt a value at-risk leverage limit and implement a derivatives risk management program. Each of the Trust’s funds that participates in derivatives transactions intends to qualify as a limited derivatives user.

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8. FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

The Core Bond Fund (for purposes of this Note, the “Fund”), may purchase and sell futures contracts and purchase and write options on futures contracts on a limited basis. The Fund may purchase and sell futures contracts based on various securities (such as U.S. Government securities), securities indices, foreign currencies and other financial instruments and indices. The Fund will engage in futures or related options transactions on a limited basis only for bona fide hedging purposes or for purposes of seeking to increase total returns to the extent permitted by regulations of the Commodity Futures Trading Commission.

Futures Contracts. The Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in fair value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to deposit with its futures broker an amount of cash, U.S. government and agency obligations, or other liquid assets, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“variation margin”). Gains or losses are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed within exchange traded or centrally cleared financial derivative instruments on the Statements of Assets and Liabilities.

The Fund did not hold any futures contracts as of the year ended December 31, 2022.

Options on Futures Contracts. The acquisition of put and call options on futures contracts will give the Fund the right (but not the obligation) for a specified price, to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of the Fund’s assets. By writing a call option, the Fund becomes obligated, in exchange for the premium, to sell a futures contract which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium, which may partially offset an increase in the price of securities that the Fund intends to purchase. However, the Fund becomes obligated to purchase a futures contract, which may have a value lower than the exercise price. Thus, the loss incurred by the Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received.

During the year ended December 31, 2022, the Fund did not enter into any options on futures contracts.

9. FOREIGN SECURITIES

Each Fund may invest in foreign securities. Foreign securities are defined as securities that are: (i) issued by companies organized outside the U.S. or whose principal operations are outside the U.S., or issued by foreign governments or their agencies or instrumentalities (“foreign issuers”); (ii) principally traded outside of the U.S.; and/or (iii) quoted or denominated in a foreign currency (“non-dollar securities”). Foreign securities include American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), Swedish Depositary Receipts (“SDRs”) and foreign money market securities. U.S. dollar-denominated securities that are part of the Merrill Lynch U.S. Domestic Master Index are not considered a foreign security.

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Certain of the Funds have reclaimed receivable balances, in which the Funds are due a reclaim on the taxes that have been paid to some foreign jurisdictions. The values of all reclaims are not significant for any of the Funds and are reflected in other assets on the Statements of Assets and Liabilities. These receivables are reviewed to ensure the current receivable balance is reflective of the amount deemed to be collectable.

10. SECURITIES LENDING

The Board of Trustees has authorized the funds, other than the Target Date Funds, to engage in securities lending with State Street Bank and Trust Company as securities lending agent pursuant to a Securities Lending Authorization Agreement (the “Agreement”) and subject to the Trust’s securities lending policies and procedures. Under the terms of the Agreement, and subject to the policies and procedures, the authorized Funds may lend portfolio securities to qualified borrowers in order to generate additional income, while managing risk associated with the securities lending program. The Agreement requires that loans are collateralized at all times by cash or U.S. government securities, initially equal to at least 102% of the value of domestic securities and 105% of non-domestic securities, based upon the prior days market value for securities loaned. The loaned securities and collateral are marked to market daily to maintain collateral at 102% and 105% for non-domestic security of the total loaned portfolio for each broker/borrower. Amounts earned as interest on investments of cash collateral, net of rebates and fees, if any, are included in the Statements of Operations. The primary risk associated with securities lending is loss associated with investment of cash and non-cash collateral. A secondary risk is if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons. The Funds could experience delays and costs in recovering securities loaned or in gaining access to the collateral. Under the Agreement, the securities lending agent has provided a limited indemnification in the event of a borrower default. The Funds do not have a master netting agreement.

As of December 31, 2022, the aggregate fair value of securities on loan for the Trust was $8,919,434. Cash collateral received for such loans is reinvested into the State Street Navigator Securities Lending Government Money Market Portfolio. Non-cash collateral is comprised of U.S. treasuries or government securities. See below for fair value on loan and collateral breakout for each

Fund and each respective fund’s portfolio of investments for individual securities identified on loan.

Fund	Fair Value on Loan	Cash Collateral*	Non-Cash Collateral*
Conservative Allocation	$931,088	$950,818	$
Moderate Allocation	1,461,724	1,062,250		435,651
Aggressive Allocation	89,672	91,850		—
Core Bond	622,648	638,043		—
High Income	1,456,691	1,487,923		—
Diversified Income	897,727	916,373		—
Large Cap Growth	291,144	304,650		—
Mid Cap	2,921,400	2,995,413		—
International Stock	247,340	255,332		—

*	Collateral represents minimum 102% of the value of domestic securities and 105% of non-domestic securities on loan, based upon the prior days market value for securities loaned.

The following table provides increased transparency about the types of collateral pledged for securities lending transactions that are accounted for as secured borrowing. Non-cash collateral is not reflected in the table because the Funds cannot repledge or resell this collateral.

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	Remaining Contractual Maturity of the Agreements
	As of December 31, 2022
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions(1)
Conservative Allocation
Government Money Market	$950,818	$—	$—	$—	$950,818
Total Borrowings	$950,818	$—	$—	$—	$950,818
Gross amount of recognized liabilities for securities lending transactions					$950,818

Moderate Allocation
Government Money Market	$1,062,250	$—	$—	$—	$1,062,250
Total Borrowings	$1,062,250	$—	$—	$—	$1,062,250
Gross amount of recognized liabilities for securities lending transactions					$1,062,250

Aggressive Allocation
Government Money Market	$91,850	$—	$—	$—	$91,850
Total Borrowings	$91,850	$—	$—	$—	$91,850
Gross amount of recognized liabilities for securities lending transactions					$91,850

Core Bond
Government Money Market	$638,043	$—	$—	$—	$638,043
Total Borrowings	$638,043	$—	$—	$—	$638,043
Gross amount of recognized liabilities for securities lending transactions					$638,043

High Income
Government Money Market	$1,487,923	$—	$—	$—	$1,487,923
Total Borrowings	$1,487,923	$—	$—	$—	$1,487,923
Gross amount of recognized liabilities for securities lending transactions					$1,487,923

Diversified Income
Government Money Market	$916,373	$—	$—	$—	$916,373
Total Borrowings	$916,373	$—	$—	$—	$916,373
Gross amount of recognized liabilities for securities lending transactions					$916,373

Large Cap Growth
Government Money Market	$304,650	$—	$—	$—	$304,650
Total Borrowings	$304,650	$—	$—	$—	$304,650
Gross amount of recognized liabilities for securities lending transactions					$304,650

Mid Cap
Government Money Market	$2,995,413	$—	$—	$—	$2,995,413
Total Borrowings	$2,995,413	$—	$—	$—	$2,995,413
Gross amount of recognized liabilities for securities lending transactions					$2,995,413

International Stock
Government Money Market	$255,332	$—	$—	$—	$255,332
Total Borrowings	$255,332	$—	$—	$—	$255,332
Gross amount of recognized liabilities for securities lending transactions					$255,332

(1)	Amounts represent the payable for cash collateral received on securities on loan. This will generally be in the “Overnight and Continuous” column as the securities are typically callable on demand. The payable will be allocated into categories of securities based on the market value of the securities on loan.

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11. FEDERAL INCOME TAX INFORMATION

It is each fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute all its taxable income to its shareholders and any net realized capital gains at least annually. Accordingly, no provisions for federal income taxes are recorded in the accompanying statements.

The Funds have not recorded any liabilities for material unrecognized tax benefits as of December 31, 2022. It is each fund’s policy to recognize accrued interest and penalties related to uncertain tax benefits in income taxes, as appropriate. Tax years that remain open to examination by major tax jurisdictions include tax years ended December 31, 2019 through December 31, 2022.

The tax character of distributions paid during the years ended December 31, 2022 and 2021 were as follows:

	Ordinary Income		Long-Term Capital Gain
Fund	2022	2021	2022	2021
Conservative Allocation	$2,433,684	$3,428,332	$3,300,215	$882,538
Moderate Allocation	2,279,157	3,991,888	8,955,206	4,086,019
Aggressive Allocation	749,825	1,418,419	3,439,354	1,710,565
Core Bond	2,312,639	2,591,420	373,600	1,506,289
High Income	642,120	701,013	—	—
Diversified Income	4,713,737	7,289,761	17,862,080	21,174,463
Large Cap Value	6,198,215	4,194,653	15,104,357	6,186,579
Large Cap Growth	781,043	2,783,513	12,527,129	19,507,139
Mid Cap	—	—	13,101,064	21,851,076
International Stock	147,092	244,290	190,298	1,658,945
Madison Target Retirement 2020	405,417	642,504	101,081	667,513
Madison Target Retirement 2030	1,907,966	4,106,671	84,038	855,721
Madison Target Retirement 2040	1,306,286	2,684,387	460,428	779,330
Madison Target Retirement 2050	1,042,210	2,319,276	824,986	330,503

As of December 31, 2022, the components of distributable earnings on a tax basis were as follows:

Fund	Ordinary Income	Long-Term Capital Gain

Conservative Allocation	$228,184	$—
Moderate Allocation	214,145	73,049
Aggressive Allocation	66,619	7,185
Core Bond	219,187	—
High Income	64,170	—
Diversified Income	451,828	1,643,039
Large Cap Value	636,524	1,426,170
Large Cap Growth	55,543	1,081,840
Mid Cap	—	1,019,441
International Stock	10,445	—
Madison Target Retirement 2020	231,905	—
Madison Target Retirement 2030	807,162	—
Madison Target Retirement 2040	483,655	20,458
Madison Target Retirement 2050	481,720	51,773

For federal income tax purposes, the Funds listed below have capital loss carryforwards as of December 31, 2022, which are available to offset future capital gains, if any, realized through the fiscal year listed:

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	No Expiration Date
Fund	Short-Term	Long-Term
Conservative Allocation	$2,752,692	$—
Core Bond	396,881	956,143
High Income	479,206	1,905,698
International Stock	173,074	1,002,741
Madison Target Retirement 2020	1,457,251	2 76,270
Madison Target Retirement 2030	6 38,623	—

Certain specified losses incurred after October 31 and within the taxable year are deemed to arise on the first day of the funds’ next taxable year, if the Funds so elect. For the year ended December 31, 2022, none of the Funds elected to defer post- October losses.

For the year-ended December 31, 2022, capital losses utilized for each Fund were as follows:

Fund	Amount Utilized
$–

At December 31, 2022, the aggregate gross unrealized appreciation (depreciation) and net unrealized appreciation (depreciation) for all securities as computed on a federal income tax basis for each Fund were as follows:

Fund	Appreciation	Depreciation	Net

Conservative Allocation	$2,894,282	$(12,094,856)	$(9,200,574)
Moderate Allocation	5,324,386	(7,9 75,852)	(2,6 51,466)
Aggressive Allocation	2,111,956	(1,998,100)	113,856
Core Bond	217,425	(10,411,233)	(10,193,808)
High Income	1,383	(1,871,050)	(1,869,667)
Diversified Income	43,534,314	(16,332,407)	27,201,907
Large Cap Value	42,591,962	(7,639,294)	34,952,668
Large Cap Growth	66,458,522	(8,381,769)	58,076,753
Mid Cap	67,280,274	(3,780,929)	63,499,345
International Stock	1,284,376	(5,168,682)	(3,884,306)
Madison Target Retirement 2020	1 14,442	(1,345,155)	(1,230,713)
Madison Target Retirement 2030	9 53,340	(4,592,793)	(3,639,453)
Madison Target Retirement 2040	7 13,306	(3,000,683)	(2,287,377)
Madison Target Retirement 2050	6 05,763	(2,598,465)	(1,992,702)

Reclassification Adjustments: Paid-in capital, undistributed net investment income, and accumulated net realized gain (loss) have been adjusted in the Statements of Assets and Liabilities for permanent book-tax differences for all funds.

Differences primarily relate to the tax treatment of net operating losses, paydown gains and losses, foreign currency gains and losses, return of capital and other distributions from real estate investment trusts and non-REIT, securities adjustments related to Treasury Inflation Protected securities (TIPS), distribution re-designations from investments in other regulated investment companies and unusable capital carry loss carryforwards.

To the extent these book and tax differences are permanent in nature, such amounts are reclassified at the end of the fiscal year among paid-in capital in excess of par value, accumulated undistributed net investment income (loss) and accumulated net realized gain (loss) on investments and foreign currency translations. Accordingly, at December 31, 2022, reclassifications were recorded as follows:

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Fund	Paid-in Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
Conservative Allocation	$—	$(36,577)	$36,577
Moderate Allocation	—	(25,258)	25,258
Aggressive Allocation	—	(3,341)	3,341
Core Bond	—	105,963	(105,963)
High Income	—	(3,922)	3,922
Diversified Income	—	79,767	(79,767)
Large Cap Value	(3)	(3,884)	3,887
Large Cap Growth	—	(80)	80
Mid Cap	(301,717)	149,966	151,751
International Stock	—	(10,511)	10,511
Madison Target Retirement 2020	—	(28,899)	28,899
Madison Target Retirement 2030	—	(54,543)	54,543
Madison Target Retirement 2040	—	(109,975)	109,975
Madison Target Retirement 2050	—	(18,511)	18,511

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12. CAPITAL SHARES AND AFFILIATED OWNERSHIP

All capital shares outstanding at December 31, 2022, are owned by separate investment accounts and/or pension plans of CMFG Life Insurance Company.

The Target Allocation Funds invest in Underlying Funds, including the Madison Funds (the “Affiliated Underlying Funds”), which may be deemed to be under common control because of the same or investment adviser and membership in a common family of investment companies . Madison Funds’ historical financial information is available to you at no cost on the SEC’s website at www.sec.gov, by calling 1-800-877-6089 or by visiting the Madison Funds’ website at www.madisonfunds.com. A summary of the transactions with each Affiliated Underlying Fund during the year ended December 31, 2022 follows:

Fund/Underlying Fund	Beginning value as of 12/31/2021	Gross Additions	Gross Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (depreciation)	Value at 12/31/2022	Shares	Dividend Income	Distributions Received[1]
Conservative Allocation Fund
Madison Core Bond Fund
Class I2	$38,476,541	$—	$(38,108,924)	$—	$(367,617)	$—	—	$105,306	$—
Madison Core Bond Fund
Class R6	—	38,230,105	—	—	(5,157,457)	33,072,648	3,766,816	665,672	—
Madison Dividend Income
Fund Class I2	6,515,144	—	(5,224,707)	642,659	(1,933,096)	—	—	—	—
Madison Dividend Income Fund
Class R6	—	4,304,701	(828,543)	208,773	380,530	4,065,461	145,507	99,527	291,901
Madison Investors Fund
Class R6	11,097,193	484,376	(2,352,808)	592,703	(2,398,485)	7,422,979	324,573	43,830	440,546
Totals	$56,088,878	$43,019,182	$(46,514,982)	$1,444,135	$(9,476,125)	$44,561,088		$914,335	$732,447
Moderate Allocation Fund
Madison Core Bond Fund
Class I2	$26,187,832	$375,000	$(25,375,584)	$—	$(1,187,248)	$—	—	$72,189	$—
Madison Core Bond Fund
Class R6	—	25,459,288	—	—	(2,615,052)	22,844,236	2,601,849	459,799	—
Madison Dividend Income
Fund Class I2	13,431,772	—	(9,691,991)	398,082	(4,137,863)	—	—	—	—
Madison Dividend Income Fund
Class R6	—	8,517,589	(4,119,996)	1,242,522	1,187,009	6,827,124	244,349	183,211	490,190
Madison Investors Fund
Class R6	21,685,953	815,126	(6,737,799)	2,201,721	(5,473,348)	12,491,653	546,203	73,759	741,367
Madison Mid Cap Fund Class R6	2,255,679	26,314	(573,352)	211,477	(508,788)	1,411,330	109,152	—	26,314
Totals	$63,561,236	$35,193,317	$(46,498,722)	$4,053,802	$(12,735,290)	$43,574,343		$788,958	$1,257,871
Aggressive Allocation Fund
Madison Core Bond Fund
Class I2	$3,565,165	$—	$(3,532,483)	$—	$(32,682)	$—	—	$9,757	$—
Madison Core Bond Fund
Class R6	—	3,784,146	—	—	(498,639)	3,285,507	374,204	66,129	—
Madison Dividend Income
Fund Class I2	5,255,405	—	(3,678,155)	76,866	(1,654,116)	—	—	—	—
Madison Dividend Income Fund
Class R6	—	3,467,633	(1,274,894)	394,496	624,692	3,211,927	114,958	82,272	230,617
Madison Investors Fund
Class R6	8,477,139	804,781	(2,598,740)	949,222	(2,195,445)	5,436,957	237,733	32,103	322,678
Madison Mid Cap Fund Class R6	871,681	11,000	(174,499)	67,091	(185,329)	589,944	45,626	—	11,000
Totals	$18,169,390	$8,067,560	$(11,258,771)	$1,487,675	$(3,941,519)	$12,524,335		$190,261	$564,295

1 Distributions received include distributions from net investment income and from capital gains from the underlying funds.

2 During the year ended December 31, 2022, all Class I shares were exchanged tax-free into Class R6 shares.

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13. CONCENTRATION OF RISKS

Investing in certain financial instruments, including forward foreign currency contracts, involves certain risks. Risks associated with these instruments include potential for an illiquid secondary market for the instruments or inability of counterparties to perform under the terms of the contracts, changes in the value of foreign currency relative to the U.S. dollar and volatility resulting from an imperfect correlation between the movements in the prices of the instruments and the prices of the underlying securities and interest rates being hedged. The International Stock Fund may enter into these contracts primarily to protect the Fund from adverse currency movements.

Investing in foreign securities involves certain risks not necessarily found in U.S. markets. These include risks associated with adverse changes in economic, political, regulatory and other conditions, changes in currency exchange rates, exchange control regulations, expropriation of assets or nationalization, imposition of withholding taxes on dividend or interest payments or capital gains, and possible difficulty in obtaining and enforcing judgments against foreign entities. Further, issuers of foreign securities are subject to different, and often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers.

Slowing global economic growth, the risks associated with ongoing trade negotiations with China, the possibility of changes to some international trade agreements, tensions or open conflict between nations, such as between Russia and Ukraine, or political or economic dysfunction within some nations that are major producers of oil could affect the economies of many nations, including the United States, in ways that cannot necessarily be foreseen at the present time.

The Core Bond Fund is subject to derivatives risk, which is the risk that loss may result from investments in options, forwards, futures, swaps and other derivatives instruments. These instruments may be illiquid, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the fund. Derivatives are also subject to counterparty risk, which is the risk that the other party to the transaction will not fulfill its contractual obligations.

The High Income Fund invests in securities offering high current income which generally will include bonds in the below investment grade categories of recognized rating agencies (so-called “junk bonds”). These securities generally involve more credit risk than securities in the higher rating categories. In addition, the trading market for high yield securities may be relatively less liquid than the market for higher-rated securities. The Fund generally invests at least 80% of its net assets in high yield securities.

The Target Allocation Funds and Target Date Funds are fund of funds, meaning that each invests primarily in Underlying Funds, including ETFs. Thus, each fund’s investment performance and its ability to achieve its investment goal are directly related to the performance of the Underlying Funds in which it invests; and the Underlying Fund’s performance, in turn, depends on the particular securities in which that Underlying Fund invests and the expenses of that fund. Accordingly, these Funds are subject to the risks of the Underlying Funds in direct proportion to the allocation of their respective assets among the Underlying Funds. Additionally, the Target Allocation Funds and Target Date Funds are subject to asset allocation risk and manager risk. Manager risk (i.e., fund selection risk) is the risk that the Underlying Fund(s) selected to fulfill a particular asset class underperforms their peers. Asset allocation risk is the risk that the allocation of the fund’s assets among the various asset classes and market segments will cause the Fund to underperform other Funds with a similar investment objective.

The Funds may be subject to interest rate risk which is the risk that the value of your investment will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the fair value of income-bearing securities. When interest rates rise, bond prices fall; generally the longer a bond’s maturity, the more sensitive it

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is to risk. Federal Reserve policy changes may expose fixed-income and related markets to heightened volatility and may reduce liquidity for certain Fund investments, which could cause the value of a fund’s investments and share price to decline. The Core Bond Fund may invest in derivatives tied to fixed-income markets and may be more substantially exposed to these risks than a fund that does not invest in derivatives.

The Funds are also subject to cybersecurity risk, which include the risks associated with computer systems, networks and devices to carry out routine business operations. These systems, networks and devices employ a variety of protections that are designed to prevent cyberattacks. Despite the various cyber protections utilized by the funds, the Investment Adviser, and other service providers, their systems, networks, or devices could potentially be breached. The funds, their shareholders, and the Investment Adviser could be negatively impacted as a result of a cybersecurity breach. The Funds cannot control the cybersecurity plans and systems put in place by service providers or any other third parties whose operations may affect the funds.

U.S. and international markets have experienced and may continue to experience significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including rising inflation, uncertainty regarding central banks’ interest rate increases, the possibility of a national or global recession, trade tensions, political events, the war between Russia and Ukraine and the impact of the coronavirus (COVID-19) global pandemic. As a result of continuing political tensions and armed conflicts, including the war between Ukraine and Russia, the U.S. and the European Union imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. These developments, as well as other events, could result in further market volatility and negatively affect financial asset prices, the liquidity of certain securities and the normal operations of securities exchanges and other markets, despite government efforts to address market disruptions.

In addition to the other risks described above and in the Prospectus, you should understand what we refer to as “unknown market risks.” While investments in securities have been keystones in wealth building and management, at times these investments have produced surprises. Those who enjoyed growth and income of their investments generally were rewarded for the risks they took by investing in the markets. Although the Investment Adviser seeks to appropriately address and manage the risks identified and disclosed to you in connection with the management of the securities in the funds, you should understand that the very nature of the securities markets includes the possibility that there may be additional risks of which we are not aware. We certainly seek to identify all applicable risks and then appropriately address them, take appropriate action to reasonably manage them and to make you aware of them so you can determine if they exceed your risk tolerance. Nevertheless, the often volatile nature of the securities markets and the global economy in which we work suggests that the risk of the unknown is something to consider in connection with an investment in securities. Unforeseen events could under certain circumstances produce a material loss of the value of some or all of the securities we manage for you in the funds.

14. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued. No other events have taken place that meet the definition of a subsequent event that require adjustment to, or disclosure in the financial statements.

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Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Trustees of Ultra Series Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of Ultra Series Fund (the “Funds”), comprising the Conservative Allocation Fund, Moderate Allocation Fund, Aggressive Allocation Fund, Core Bond Fund, High Income Fund, Diversified Income Fund, Large Cap Value Fund, Large Cap Growth Fund, Mid Cap Fund, International Stock Fund, Madison Target Retirement 2020 Fund, Madison Target Retirement 2030 Fund, Madison Target Retirement 2040 Fund, and Madison Target Retirement 2050 Fund, including the portfolios of investments as of December 31, 2022, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the funds constituting the Ultra Series Fund as of December 31, 2022, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Chicago, Illinois

February 24, 2023

We have served as the auditor of one or more Madison Investment Advisors investment companies since 2009.

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Ultra Series Fund | December 31, 2022

Other Information (unaudited)

DISCUSSION OF CONTRACT RENEWAL PROCESS AND CONSIDERATIONS

At a meeting of the Board of Trustees (the “Board” or “Trustees”) of the Ultra Series Fund (the “Trust”) held on August 9, 2022, the Board, and by a separate vote, the Independent Trustees of the Trust, approved the continuance of the Investment Advisory Agreement (the “Agreement”) between the Trust and Madison Asset Management, LLC (the “Adviser”) with respect to the individual series of the Trust (each a “fund” and together, the “funds”).

In determining whether to approve the continuation of the Investment Advisory Agreement, the Adviser furnished information necessary for a majority of the Independent Trustees to make the determination that the continuance of the Agreement was in the best interests of the respective funds and their shareholders. The information provided to the Board included: (1) data comparing management fees and expense ratios of comparable investment companies; (2) comparative performance information; (3) the Adviser’s and its affiliates’ revenues and costs of providing services to the funds; and (4) information about the Adviser’s personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Agreement with management and independent legal counsel to the Independent Trustees and received materials from such counsel discussing the legal standards for their consideration of the proposed continuation of the Agreement. The Independent Trustees also reviewed the proposed continuation of the Agreement with independent legal counsel in a private session at which no representatives of management were present. The Independent Trustees made a variety of additional inquiries regarding the written materials provided by the Adviser and discussed the Adviser’s responses thereto with independent legal counsel in advance of the meeting.

In approving the continuance of the Investment Advisory Agreement, the Board considered various factors, among them: (1) the nature, extent and quality of services provided by the Adviser; (2) the investment performance of each fund; (3) the costs of the services to be provided and the profits to be realized by the Adviser and their respective affiliates; (4) economies of scale; and (5) the terms of the Agreement. The Board’s analysis of these factors is set forth below. The Independent Trustees were advised by independent legal counsel throughout the process.

With regard to the nature, extent and quality of the services to be provided by the Adviser, the Board reviewed the biographies and tenure of the personnel involved in Trust management and the experience of the Adviser and its affiliates as investment manager to other investment companies with similar investment strategies or to individual clients or institutions with similar investment strategies. They recognized the wide array of investment professionals employed by the Adviser, and their varying levels of experience and qualifications. They reviewed changes to the portfolio management teams that had occurred during the year, and the rationale therefor. Representatives of the Adviser discussed or otherwise presented their investment philosophies and strategies intended to provide investment performance consistent with each fund’s investment objectives in a variety of market environments. The Trustees also noted their familiarity with the Adviser, due to the Adviser’s long history of providing advisory services to the funds.

The Board also discussed the quality of services provided to the Trust by its transfer agent, sub-administrator and custodian as well as the various administrative services provided directly by the Adviser.

Based on their review of the information provided, the Board determined with respect to each fund that the nature, extent and quality of services provided by the Adviser to the funds were satisfactory.

With regard to the investment performance of the Trust and the investment adviser, the Board reviewed current performance information provided in the written Board materials. They discussed the reasons for both outperformance and underperformance compared with peer groups and applicable indices and benchmarks.

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They recognized that the usefulness of comparative performance data as a frame of reference to measure a fund’s performance may be limited because the performance peer group, among other things, may not precisely reflect the objectives and strategies of the fund, may have a different investable universe, or the composition of the peer group may be limited in size or number as well as other factors. They discussed the unique aspects of the securities markets applicable to particular funds so that the performance of any such funds could be reviewed in context. They reviewed both long-term and short-term performance and considered the effect on long-term performance that may have been attributable to any previous investment advisers/sub-advisers/portfolio managers to any fund or to a different investment strategy. They recognized that the performance data reflects a snapshot in time, in this case as of the end of the most recent calendar year or quarter. They considered that a different performance period, however, could generate significantly different results. Further, they noted that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to disproportionately affect long-term performance.

The Board also noted that on a quarterly basis, they review detailed information for each fund, including investment performance results, portfolio composition and investment philosophies, processes, and strategies. In addition, the Board also considered the Adviser’s quarterly portfolio commentary and discussion of each fund’s performance, as well as the Investment Risk Oversight Committee’s overviews. They also considered whether any relative underperformance was appropriate in view of the Adviser’s conservative investment philosophy. The Board noted the type of market environments that favor the funds’ strategies and discussed the funds’ performance in such market environments. Representatives of the Adviser discussed with the Board the methodology for arriving at peer groups and indices used for performance comparisons which, with respect to peer groups, followed the same process as the prior year. The Board also considered that sometimes, the Morningstar categories the funds fall into do not precisely match a fund’s investment strategy and philosophy.

Based on their review, the Board determined that, given the totality of the above factors and considerations, each fund’s overall investment performance had been satisfactory.

With regard to the costs of the services to be provided and the profits to be realized by the investment adviser from the relationship with the Trust, the Board reviewed the expense ratios for a variety of other funds in each fund’s peer group with similar investment objectives. Like the performance comparisons described above, the expense comparisons followed the same methodology as last year in terms of peer group selection.

The Board noted that the Adviser or its affiliates provided investment management services to other investment company and/or non-investment company clients and considered the advisory fees charged by the Adviser to such funds and clients for purposes of determining whether the given advisory fee was disproportionately large under the so-called Gartenberg standard traditionally used by investment company boards in connection with advisory contract renewal considerations. The Board took those fees into account and considered the differences in services and time required by the various types of funds and clients to which the Adviser provided services. The Board recognized that significant differences may exist between the services provided to one type of fund or client and those provided to others, such as those resulting from a greater frequency of shareholder redemptions in a mutual fund, the higher turnover of mutual fund assets and the additional compliance and regulatory work associated with managing a 1940 Act fund. The Board gave such comparisons the weight that they merit in light of the similarities and differences between the services that the various funds require. They considered that, if the services rendered by the Adviser to one type of fund or client differed significantly from others, then the comparison should be given less weight. In the case of non-investment company clients for which the Adviser acts as an investment adviser, the Board noted that the fee may be lower than the fee charged to the Trust. The Board noted too the various administrative, operational, compliance, legal and corporate communication services

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required to be handled by the Adviser which are performed for investment company clients but are not typically performed for non-investment company clients.

The Trustees compared each fund’s total expense ratio and advisory fee to those of comparable funds with similar investment objectives and strategies. The Board noted the relatively simple expense structure maintained by the Trust: (1) for the USF Target Retirement Date Funds, an advisory fee and a capped administrative “services” fee, plus expenses for Trustee compensation which are not covered by the administrative services fee; and (2) for the remaining series of the Trust, a unitary fee with limited independent expenses for Trustee compensation and audit fees not covered by the unitary fee (the “Unitary Fee”). The Board reviewed total expense ratios paid by other funds with similar investment objectives and asset sizes, recognizing that such a comparison, while not dispositive, was an important consideration. The Trustees also considered the expiration of the contractual fee waivers that had been in place for the USF Allocation Funds (waiver of 0.10% of the Unitary Fee).

With regard to the administrative services provided by the Adviser under a separate Services Agreement with each of the USF Target Retirement Date Funds (the “Services Agreement”), the Board acknowledged that the Adviser is compensated for the administrative services it provides or arranges to provide to each of these funds and that such compensation does not always cover all costs incurred by the Adviser because the Services Agreement effectively acts as a cap on administrative expenses. Therefore, the Board recognized that some of the administrative, operational, regulatory or compliance fees or costs in excess of the Services Agreement fees are paid by the Adviser from investment advisory fees earned. In this regard, the Trustees noted that examination of each fund’s total expense ratio compared to those of other investment companies was more meaningful than a simple comparison of basic “investment management only” fee schedules.

In addition, the Board recognized that to the extent a fund invests in other mutual funds also managed by the Adviser, the Adviser receives investment advisory fees from both the fund and the underlying mutual fund. The Board were satisfied in this regard that the Adviser provides separate services to each respective Trust’s “fund of funds” portfolios and the underlying mutual funds in which each such fund invests in exchange for the fees received from them.

In reviewing costs and profits, the Board noted that for some smaller funds, the salaries of all portfolio management personnel, trading desk personnel, corporate accounting personnel and employees of the Adviser who serve as Trust officers, as well as facility costs (e.g., rent, etc.), could not be supported by fees received from such portfolios alone. However, the Board recognized that the Trust is profitable to the Adviser because such salaries and fixed costs are already paid in whole or in part from revenue generated by management of other client assets managed by the Adviser, including the Trust as a consolidated family of investment companies. The Trustees noted that total assets managed by the Adviser and its affiliates were approximately $19.8 billion as of May 31, 2021, and approximately $22 billion as of May 31, 2022. As a result, although the fees paid by an individual fund at its present size might not be sufficient to profitably support a stand-alone fund, each Trust is reasonably profitable to the Adviser as part of its larger, diversified organization. In sum, the Trustees recognized that the Trust is important to the Adviser and is managed with the attention given to the Adviser’s other clients.

Following their review, the Board concluded that the costs for services provided by, and the level of profitability to, the Adviser with respect to the Investment Advisory Agreement and, as it relates to the USF Target Retirement Date Funds, the Services Agreement, were reasonable considering the services provided.

With regard to the extent to which economies of scale would be realized as each fund’s assets increase, the Trustees recognized that at their current asset levels, it was premature to discuss any economies of scale not

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already factored into the compensation payable under the existing Investment Advisory Agreement and Services Agreement (for the USF Target Retirement Date Funds).

Counsel to the Independent Trustees confirmed that the Trust’s Independent Trustees had met previously and reviewed the written materials provided by the Adviser, including responses to supplemental questions posed by the Independent Trustees in advance of the meeting. Counsel noted that the Independent Trustees had considered such materials in light of the Gartenberg standard as well as criteria either set forth or discussed in the Supreme Court decision in Jones v. Harris regarding the investment company contract renewal process under Section 15(c) of the Investment Company Act of 1940, as amended. The Independent Trustees made several additional inquiries regarding such written materials to the Adviser and representatives of the Adviser provided satisfactory responses thereto.

In considering the renewal of the funds’ Investment Advisory Agreement and Services Agreement (for the USF Target Retirement Date Funds), the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to the various factors. The Board evaluated all information available to them on a fund-by-fund basis, and their determinations were made separately with respect to each fund. The Board reached the following conclusions regarding each fund’s Investment Advisory Agreement and Services Agreement (as applicable), among others: (a) the Adviser demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory and Services Agreement, as applicable; (b) the Adviser is qualified to manage the fund’s assets in accordance with the fund’s investment objective and strategies; (c) the overall investment performance of each fund is satisfactory relative to the performance of funds with similar investment objectives and relevant indices and benchmarks; (d) the fund’s advisory and services fee is reasonable in light of the services received by the fund from the Adviser and other factors considered; and (e) the Adviser’s investment strategies are appropriate for pursuing the investment objectives of each fund. Based on the foregoing conclusions, the Board determined with respect to each fund that continuation of the Investment Advisory Agreement with the Adviser was in the best interests of the fund and its shareholders. Moreover, the Board determined that renewal of the Services Agreement for the applicable funds with such agreements currently in place was in the best interests of each respective fund and its shareholders.

FUND EXPENSES PAID BY SHAREHOLDERS

As a shareholder of the funds, you pay no transaction costs, but do incur ongoing costs which include, among other things, investment management fees; 12b-1 fees (Class II only); brokerage commissions and other expenses incurred in connection with the acquisition or disposition of investments; and costs of borrowing money. The examples in the table that follows are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples below are based on an investment of $1,000 invested for the six-month period ended December 31, 2022. Expenses paid during the period in the table below are equal to each fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half fiscal year period).

Actual Expenses

The table below provides information about actual account values using actual expenses for the funds. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table for the Fund you own under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

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	Actual Expenses
	Class I				Class II
Fund	Beginning Account Value	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period
Conservative Allocation Fund*	$1,000	$985.20	0.29%	$1.65	$984.00	0.54%	$2.90
Moderate Allocation Fund*	1,000	997.30	0.29%	1.66	996.10	0.54%	2.92
Aggressive Allocation Fund*	1,000	1,004.90	0.29%	1.67	1,003.60	0.54%	2.93
Core Bond Fund	1,000	972.70	0.58%	2.88	971.50	0.83%	4.12
High Income Fund	1,000	1,025.20	0.78%	3.98	1,023.90	1.03%	5.25
Diversified Income Fund	1,000	1,025.50	0.73%	3.73	1,024.20	0.98%	5.00
Large Cap Value Fund	1,000	1,053.20	0.63%	3.26	1,051.90	0.87%	4.55
Large Cap Growth Fund	1,000	1,040.10	0.83%	4.27	1,038.80	1.08%	5.55
Mid Cap Fund	1,000	1,062.60	0.93%	4.83	1,061.30	1.18%	6.13
International Stock Fund	1,000	1,048.50	1.18%	6.09	1,047.20	1.43%	7.38
Target Retirement 2020 Fund*	1,000	958.60	0.31%	1.58	1,000.00	N/A	N/A
Target Retirement 2030 Fund*	1,000	980.00	0.31%	1.60	1,000.00	N/A	N/A
Target Retirement 2040 Fund*	1,000	990.20	0.31%	1.61	1,000.00	N/A	N/A
Target Retirement 2050 Fund*	1,000	996.60	0.31%	1.61	1,000.00	N/A	N/A

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare the 5% hypothetical example of the Funds you own with the 5% hypothetical examples that appear in the shareholder reports of other similar funds.

	Hypothetical Expenses
	Class A				Class B
Fund	Beginning Account Value	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period
Conservative Allocation Fund*	$1,000	$1,023.54	0.29%	$1.68	$1,022.28	0.54%	$2.96
Moderate Allocation Fund*	1,000	1,023.54	0.29%	1.68	1,022.28	0.54%	2.96
Aggressive Allocation Fund*	1,000	1,023.54	0.29%	1.68	1,022.28	0.54%	2.96
Core Bond Fund	1,000	1,022.28	0.58%	2.96	1,021.02	0.83%	4.23
High Income Fund	1,000	1,021.27	0.78%	3.97	1,020.01	1.03%	5.24
Diversified Income Fund	1,000	1,021.53	0.73%	3.72	1,020.27	0.98%	4.99
Large Cap Value Fund	1,000	1,022.03	0.63%	3.21	1,020.77	0.87%	4.48
Large Cap Growth Fund	1,000	1,021.02	0.83%	4.23	1,019.76	1.08%	5.50
Mid Cap Fund	1,000	1,020.52	0.93%	4.74	1,019.26	1.18%	6.01
International Stock Fund	1,000	1,019.26	1.18%	6.01	1,018.00	1.43%	7.27
Target Retirement 2020 Fund*	1,000	1,023.59	0.31%	1.63	1,000.00	N/A	N/A
Target Retirement 2030 Fund*	1,000	1,023.59	0.31%	1.63	1,000.00	N/A	N/A
Target Retirement 2040 Fund*	1,000	1,023.59	0.31%	1.63	1,000.00	N/A	N/A
Target Retirement 2050 Fund*	1,000	1,023.59	0.31%	1.63	1,000.00	N/A	N/A

*The annual expense ratio does not include the expenses of the underlying funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any separate account fees, charges, or expenses imposed by the variable annuity or variable life insurance contracts, or retirement and pension plans that use the funds. The information provided in the hypothetical example table is useful in comparing ongoing Fund costs only, and will not help you determine the relative total

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costs of owning different funds. In addition, if these fees, charges or expenses were included, your costs would have been higher.

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM

In accordance with Rule 22e-4 under the 1940 Act, the Funds adopted and implemented a liquidity risk management program (the “Program”). The Program seeks to promote effective liquidity risk management for each series of the Trust and to protect Fund shareholders from dilution of their interests. The Board of Trustees of the Trust has appointed the funds’ Chief Compliance Officer as the program administrator (the “Program Administrator”). The Program Administrator is required to provide an annual report to the Board regarding the adequacy and effectiveness of the Program, including the operation of the highly liquidity investment minimum (“HLIM”), if applicable, and any material changes to the Program.

On May 25, 2022, the Board reviewed the Program Administrator’s annual written report for the period of the first quarter of 2021 through the fourth quarter of 2021 (the “Report”).The Report provided an assessment of each funds’ liquidity risk: the risk that a Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the fund. The Program assesses liquidity risk under both normal and reasonably foreseeable stressed market conditions. The Program Administrator uses State Street Bank and Trust Company, a third-party vendor, to provide portfolio investment classification services, and the Report noted that each Fund primarily held investments that were classified as highly liquid during the review period. The Report noted that each fund’s portfolio is expected to primarily hold highly liquid investments and each Fund will be considered a “primarily highly liquid fund” (as defined in the Program) and can therefore continue to rely on the exclusion in Rule 22e-4 from the requirements to determine and review a HLIM for each Fund and to adopt policies and procedures for responding to a HLIM shortfall. None of the Funds held a significant portion of illiquid investments and the Trust was not required to file Form N-LIQUID during the review period. The Report noted that no material changes had been made to the Program since the Board’s initial approval of the Program.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT-EX. Form N-PORT-EX is available to shareholders at no cost by calling 1-800-877-6089 or on the SEC’s website at www.sec.gov. Form N-PORT-EX may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. More information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PROXY VOTING POLICIES, PROCEDURES AND RECORDS

A description of the policies and procedures used by the Trust to vote proxies related to portfolio securities is available to shareholders, upon request, at no cost by calling 1-800-877-6089,or on the SEC’s website at www.sec. gov and is also located in the funds’ Statement of Additional Information. The proxy voting records for the Trust for the most recent twelve-month period ended June 30 are available to shareholders, upon request, at no cost by calling, 1-800-SEC-0330, or on the SEC’s website at www.sec.gov.

FORWARD-LOOKING STATEMENT DISCLOSURE

One of our most important responsibilities as investment company managers is to communicate with shareholders in an open and direct manner. Some of our comments in the “Management’s Discussion of Fund Performance” are based on current management expectations and are considered “forward-looking statements.” Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as “estimate,” “may”, “will,” “expect,” “believe,” “plan” and other similar terms. We cannot promise future returns. Our opinions are a reflection of our best judgment at the time this report is compiled, and we disclaim

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any obligation to update or after forward-looking statements as a result of new information, future events, or otherwise.

TAX INFORMATION

Foreign Tax Credits: The Funds expect to make an election under Internal Revenue Code Section 853 to pass through foreign taxes paid by the Funds to their shareholders. For the year ended 2022, the following Funds intend to pass through foreign tax credits and have derived gross income from foreign countries amounting to:

Fund	Foreign Tax Credit Pass-Through	Foreign Source Income
International Stock	$35,814	—

Complete information regarding the funds’ foreign tax credit pass through to shareholders for the year ended December 31, 2022, will be reported in conjunction with Form 1099-DIV.

Corporate Dividends Received Deduction: For the taxable year ended 2022, the following percentage of income dividends paid by the Fund qualify for the dividends received deduction available to corporations:

Fund	Percentage
Conservative Allocation	41.44%
Moderate Allocation	70.44%
Aggressive Allocation	6.75%
Diversified Income	83.08%
Large Cap Value	94.03%
Large Cap Growth	95.52%
Madison Target Retirement 2020	4.48%
Madison Target Retirement 2030	5.72%
Madison Target Retirement 2040	6.68%
Madison Target Retirement 2050	7.34%

Qualified Dividend Income: For the taxable year ended 2022, the Funds hereby designate the maximum amount of dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income (“QDI”) eligible for reduced tax rates (the rates range from 5% to 15% depending upon individual’s tax bracket). Complete information regarding each Fund’s income distributions paid during the calendar year 2022, including the portion, if any, which qualify as QDI, will be reported in conjunction with Form 1099-DIV.

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Trustees and Officers

The address of each Trustee and Officer is 550 Science Drive, Madison, Wisconsin 53711.The Statement of Additional Information, which includes additional information about the Trustees and officers, is available at no cost on the SEC’s website at www.sec.gov or by calling CMFG Life Insurance Company at 1-800-798-5500.

Interested Trustees and Officers

Name and Age	Position(s) Held and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Portfolios Overseen in Fund Complex by Director/ Trustee[2]	Other Directorships Held by Trustee
Paul A. Lefurgey[3] 58	Trustee, 2022-Present Vice President, 2009 - Present	MIH, Madison and MIA, Co-Head of Investments, 2022 – Present; CEO, 2017 – 2021; Co-Head of Fixed Income, 2019 – 2021; Director of Fixed Income Investments, 2016 - 2019; Executive Director and Head of Fixed Income Investments, 2013 – 2016; Chairman - Executive Committee, 2015 - 2017 Madison Funds (15), Vice President, 2009 – Present; Madison Covered Call & Equity Strategy Fund, Vice President, 2012 – Present; Madison Strategic Sector Premium Fund, Vice President, 2010 - 2018	30	Madison Funds (15), 2020 – Present Madison Covered Call & Equity Strategy Fund, 2021 – Present
Patrick F. Ryan 43	President, 2020 - Present

Madison Investment Holdings, Inc. (“MIH”), Madison Asset Management, LLC (“Madison”) and Madison Investment Advisors, LLC (“MIA”), Head of Multi-Asset Solutions and Portfolio Manager, 2018 – Present; Co-Head of Multi-Asset Solutions and Portfolio Manager, 2016 – 2017

Madison Funds (15 mutual funds) and Madison Covered Call & Equity Strategy Fund, President, 2020 - Present

			N/A	N/A
Greg D. Hoppe 53	Vice President, 2020 – Present; Chief Financial Officer, 2019 – Present; Treasurer, 2009 - 2019

MIH and MIA, Vice President, 1999 - Present; Madison, Vice President, 2009 - Present

Madison Funds (15), Vice President, 2020 - Present; Chief Financial Officer, 2019 - Present; Treasurer, 2009 - 2019; Madison Covered Call & Equity Strategy Fund, Vice President, 2020 - Present; Chief Financial Officer, 2019 - Present; Treasurer, 2012 - 2019; Madison Strategic Sector Premium Fund, Treasurer, 2009 - 2018

			N/A	N/A
Holly S. Baggot 62	Secretary, 1999 – Present; Assistant Treasurer, 1999 – 2007 and 2009 – Present

MIH and MIA, Vice President, 2010 - Present; Madison, Vice President, 2009 - Present; MFD Distributor, LLC (“MFD”) (an affiliated brokerage firm of Madison), Vice President, 2012 - Present

Madison Covered Call & Equity Strategy Fund, Secretary and Assistant Treasurer, 2012 – Present; Madison Funds (15), Secretary, 1999 - Present and Assistant Treasurer, 1999 - 2007 and 2009 – Present; Madison Funds and Madison Covered Call & Equity Strategy Fund, Anti-Money Laundering Officer, 2019 – 2020; Madison Strategic Sector Premium Fund, Secretary and Assistant Treasurer, 2010 - 2018

			N/A	N/A

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Name and Age	Position(s) Held and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Portfolios Overseen in Fund Complex by Director/ Trustee[2]	Other Directorships Held by Trustee
Steve J. Fredricks 52	Chief Compliance Officer and Assistant Secretary, 2018 - Present

MIH, MIA and Madison, Chief Legal Officer, 2020 - Present; Chief Compliance Officer, 2018 – Present

Madison Funds (15) and Madison Covered Call & Equity Strategy Fund, Chief Compliance Officer and Assistant Secretary, 2018 – Present; Madison Strategic Sector Premium Fund, Chief Compliance Officer during 2018

Jackson National Asset Management, LLC, Senior Vice President and Chief Compliance Officer, 2005 - 2018

			N/A	N/A
Terri A. Wilhelm 54	Assistant Secretary, 2022 – Present

MIH, MIA and Madison, Senior Compliance Analyst, September 2022 – Present

Ultra Series Fund (14) and Madison Covered Call & Equity Strategy Fund, Assistant Secretary, November 2022 – Present

State of Wisconsin Investment Board, Senior Paralegal, 2017 – 2022

			N/A	N/A

[1]	”Interested person” as defined in the 1940 Act. Considered an interested Trustee because of the position held with Madison.
[2]	Board terms are indefinite for Interested Trustees and Officers.
[3]	As of the date of this report, the fund complex consists of Madison Funds with 15 portfolios, the Ultra Series Fund with 14 portfolios, the Madison Covered Call & Equity Strategy Fund (a closed-end fund), for a grand total of 30 separate portfolios in the fund complex. Not every Trustee is a member of the Board of Trustees of every fund in the fund complex, as noted above. References to the “Fund Complex” in the preceding tables have the meaning disclosed in this paragraph.

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Independent Trustees

Name and Age	Position(s) Held, First Elected and Term of Office[1]	Principal Occupation(s) During Past Five Years	Portfolios Overseen in Fund Complex by Director/ Trustee[2]	Other Directorships Held by Director/ Trustee
Steven P. Riege 68	Trustee, 2005 - 2028	Ovation Leadership (management consulting), Milwaukee, WI, Owner/President, 2001 – Present Robert W. Baird & Company (financial services), Milwaukee, WI, Senior Vice President-Marketing and Vice President-Human Resources, 1986 – 2001	30	Madison Funds (15), 2005 – Present; Madison Covered Call & Equity Strategy Fund, 2015 – Present
Richard E. Struthers 70	Trustee, 2004 - 2028	Clearwater Capital Management (investment advisory firm), Naples, FL, Chair and Chief Executive Officer, 1998 - Present Park Nicollet Health Services, Minneapolis, MN, Chairman, Finance and Investment Committee, 2006 – 2012	30	Madison Funds (15), 2004 – Present; Madison Covered Call & Equity Strategy Fund, 2017 – Present

[1]	A Trustee must retire at the end of the calendar year in which the first of the following two events occurs: (1) they attain the age of seventy-six (76), or (2) they have served on the Board for a total of fifteen (15) years, subject in the latter case to extension by unanimous vote of the remaining Trustees on an annual basis. The fifteen (15) year term limitation shall commence on the later of April 19, 2013 or the date of the Trustee’s initial election or appointment as a trustee. Board terms end on December 31 of the year noted.
[2]	As of the date of this report, the fund complex consists of Madison Funds with 15 portfolios, the Ultra Series Fund with 14 portfolios, the Madison Covered Call & Equity Strategy Fund (a closed-end fund), for a grand total of 30 separate portfolios in the fund complex. Not every Trustee is a member of the Board of Trustees of every fund in the fund complex, as noted above. References to the “Fund Complex” in the preceding tables have the meaning disclosed in this paragraph.

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Item 2. Code of Ethics.

(a) The Trust has adopted a code of ethics that applies to the Trust’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions, regardless of whether these individuals are employed by the Trust or a third party.

(c) During the period covered by the report, registrant did not make any substantive amendments to the Code.

(d) The Trust granted no waivers from the code during the period covered by this report.

(f) Any person may obtain a complete copy of the code without charge by calling the Adviser at 800-767-0300 and requesting a copy of "the Ultra Series Fund Sarbanes Oxley Code of Ethics."

Item 3. Audit Committee Financial Expert.

In August 2022, Richard Struthers, an “independent” Trustee and a member of the Trust’s audit committee, was appointed to serve as the Trust’s audit committee financial expert among the three independent Trustees who so qualify to serve in that capacity.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. Total audit fees paid (or to be paid) to the registrant's principal accountant for the fiscal years ended December 31, 2022 and 2021, respectively were $203,000 ($451,950 including the Madison Funds and the Madison Covered Call & Equity Strategy Fund, all affiliated investment companies “together, the “Affiliated Funds”) and $196,000 ($416,000 including the Affiliated Funds).

(b) Audit-Related Fees. Not applicable.

(c) Tax-Fees. For the fiscal years ended December 31, 2022 and December 31, 2021, the aggregate fees paid (or to be paid) for professional services rendered by Deloitte & Touche for tax compliance, tax advice and tax planning are approximately $34,251 ($86,625 including the Affiliated Funds) and $32,928 ($79,706 including the Affiliated Funds), respectively.

In the scope of services comprising the fees disclosed under this Item 4(c) were the following services:

-Review and sign as signature preparer for U.S. Income Tax Return for Regulated Investment Companies, Form 1120-RIC.

(d) All Other Fees. None.

(e) (1) Before any accountant is engaged by the registrant to render audit or non-audit services, the engagement must be approved by the audit committee as contemplated by paragraph (c)(7)(i)(A) of Rule 2-01of Regulation S-X.

(2) The Audit Committee has pre-approved, as required by Rule 2-01(c)(7)(i)(C) of Regulation S-X, 100% of the services described in this Item 4(b) through (d), which such services are described above.

(f) Not applicable.

(g) Not applicable.

(h) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments

(a) Schedule included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The Trust does not normally hold shareholder meetings.  There have been no changes to the Trust's procedures during the period covered by this report.

Item 11. Controls and Procedures.

(a) The Trust’s principal executive officer and principal financial officer determined that the Trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) are effective, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 within 90 days of the date of this report. There were no significant changes in the Trust’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation. The officers identified no significant deficiencies or material weaknesses.

(b) There were no changes in the Trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Trust's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)       (1) Code of ethics - See Item 2.

(2) Certifications of principal executive and principal financial officers pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 – Filed herewith.

(3) Not applicable.

(4) There was no change in the registrant’s independent public accountant for the period covered by this report.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Ultra Series Fund

/s/ Steven J. Fredricks

Steven J. Fredricks, Chief Compliance Officer & Chief Legal Officer

Date: February 27, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

/s/ Patrick F. Ryan

Patrick F. Ryan, Principal Executive Officer

Date: February 27, 2023

/s/ Greg Hoppe

Greg Hoppe, Principal Financial Officer & Principal Accounting Officer

Date: February 27, 2023